UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Ford Motor Company

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Notice of 2025 Virtual Annual Meeting of Shareholders and Proxy Statement

Virtual Annual Meeting of Shareholders Online Meeting Only – No Physical Meeting Location

Ford Motor Company
One American Road
Dearborn, Michigan 48126-2798

Dear Shareholders:
It is my pleasure to inform you that our 2025 Annual Meeting of Shareholders will be conducted online on Thursday, May 8, 2025, starting at 8:30 a.m. EDT. Shareholders will be able to listen, submit questions, and vote from any remote location with internet connectivity. Information on how to participate in this year’s virtual meeting can be found on page 99.
As we have many times in our history, we are being tested by forces reshaping our industry. Technological leaps, geopolitical uncertainties, compliance pressure, and new competitors are all disrupting the status quo. And yet, Ford is well-positioned to navigate these challenges and emerge as a winner. We have developed three distinct automotive businesses, Ford Blue, Ford Model e, and Ford Pro, to grow and serve customers in unique ways. And we offer the greatest choice of powertrains — gas, hybrid, and electric — which positions us well no matter how the market develops in the coming years.
Last year, we made meaningful progress on our Ford+ transformation plan. Bolstered by appealing products, choices of propulsion and unparalleled services we offer customers, we achieved our highest revenue year in Ford’s history and our fourth consecutive year of top-line growth. We also delivered about $500 million in net cost reductions in the second half of 2024, which shows progress on our objective to close our cost gap to key competitors. Globally, we are building a more resilient organization and have moved from significant losses to solidly profitable outside North America. This turnaround is the result of years of diligent work to restructure around the world in China, Europe, and South America.
We are building on these strengths in 2025 and remain committed to reaching industry-leading quality and cost efficiency, our top operating priorities for this year. We will continue to invest in our future and build even more momentum for our business by offering customers value at the intersection of distinctive vehicles for work, fun and adventure, software-defined experiences, and services that save time.
One of our greatest strengths is the trust that our employees and stakeholders have in our company. Despite all the changes in our industry, this remains evident today. Our board of directors and leadership team are committed to continue earning your trust by delivering business results as we continue to position Ford Motor Company for the future
Thank you for your support and your commitment to our Company’s future.
March 28, 2025
/s/ William Clay Ford, Jr.
William Clay Ford, Jr.
Chair of the Board

Notice of Virtual Annual Meeting of
Shareholders of Ford Motor Company
Thursday, May 8, 2025
8:30 a.m., Eastern Daylight Saving Time
This year’s virtual annual meeting will begin at 8:30 a.m., Eastern Daylight Saving Time. If you plan to participate in the virtual meeting, please see the instructions on page 99 of the Proxy Statement. Shareholders will be able to listen, vote, and submit questions from their home or from any remote location that has Internet connectivity. There will be no physical location for shareholders to attend. Shareholders may participate online by logging in at www.virtualshareholdermeeting.com/FORD2025.
ITEMS OF BUSINESS:
1.
The election of the 15 director nominees named in the Proxy Statement.

2.
The ratification of the selection of PricewaterhouseCoopers LLP as Ford’s independent registered public accounting firm for 2025.

3.
A non-binding shareholder advisory vote to approve the compensation of the Named Executives.

4.
Approval of the Tax Benefit Preservation Plan.

5.
Consideration of the two shareholder proposals set forth in the Proxy Statement.

If you were a shareholder at the close of business on March 12, 2025, you are eligible to vote at this year’s annual meeting.
Please read these materials so that you will know which items of business we intend to cover during the meeting. If you are a “shareholder of record” (that is, you hold your shares of common stock in your own name), you may vote your shares by submitting a proxy via the internet, mail, or telephone by following the instructions on your proxy card. If you are a “beneficial owner” or a “street name” holder (that is, you hold your shares of common stock through a broker, bank, or other nominee), you will receive instructions on how to vote as part of the proxy materials you receive from the bank, broker, or other nominee. We urge all shareholders to promptly vote according to the instructions provided even if you plan to attend the virtual annual meeting online.
Please see Other Items and the Questions and Answers section beginning on page 94 for important information about the proxy materials, voting, the virtual annual meeting, Company documents, communications, and the deadline to submit shareholder proposals for the 2026 Annual Meeting of Shareholders.
March 28, 2025
/s/ Sarah E. Fortt
Sarah E. Fortt
Secretary

When	Virtual Meeting	Record Date
Thursday, May 8, 2025 8:30 a.m., Eastern Daylight Saving Time	www.virtualshareholdermeeting.com/FORD2025	March 12, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 8, 2025: Our 2025 Proxy Statement and 2024 Annual Report to stockholders are available at www.shareholder.ford.com. Ford uses the Securities and Exchange Commission rule permitting companies to furnish proxy materials to their stockholders on the Internet. In accordance with this rule, on or about March 28, 2025, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be provided to shareholders, which includes instructions on how to access our 2025 Proxy Statement and 2024 Annual Report online, and how to vote online for the 2025 Annual Stockholders Meeting. If you received the Notice and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials included in the Notice.

Notice of Virtual Annual Meeting of Shareholders	2025 Proxy Statement	i

ii Table of Contents	2025 Proxy Statement

Proxy Summary
This summary highlights information contained in this Proxy Statement. It does not contain all of the information you should consider. You should read the entire Proxy Statement carefully before voting. Please see the Questions and Answers section beginning on page 96 for important information about proxy materials, voting, the virtual annual meeting, Company documents, and communications.
The Board of Directors is soliciting proxies to be used at the annual meeting of shareholders. This Proxy Statement and the enclosed proxy are being made available to shareholders beginning March 28, 2025.
TIME OF VIRTUAL ANNUAL MEETING
Thursday, May 8, 2025 8:30 a.m., Eastern Daylight Saving Time	We will hold a virtual annual meeting of shareholders. Shareholders may participate online by logging onto www.virtualshareholdermeeting.com/ FORD2025. There will not be a physical meeting location.	Corporate Website: www.corporate.ford.com Annual Report: www.shareholder.ford.com
MEETING AGENDA
VOTING MATTERS		Board Recommendations	Pages
1.	Election of the 15 Director Nominees Named in the Proxy Statement	FOR	26-37
2.	Ratification of Independent Registered Public Accounting Firm	FOR	38-39
3.	Approval of the Compensation of the Named Executives	FOR	40-83
4.	Approval of the Tax Benefit Preservation Plan	FOR	84-86
5.	Shareholder Proposal — Supply Chain GHG Emissions and Net Zero Goals Report	AGAINST	87-89
6.	Shareholder Proposal — DEI Strategy Report	AGAINST	90-93
CORPORATE GOVERNANCE HIGHLIGHTS
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Lead Independent Director

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Independent Board Committees — Audit; Compensation, Talent and Culture; and Nominating and Governance

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Robust Committee Charters

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Independent Directors Meet Regularly Without Management and Non-Independent Directors

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Regular Board and Committee Self-Evaluation Process

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Separate Chair of the Board and CEO

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Confidential Voting

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Shareholders Have the Right to Call Special Meetings

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Shareholders May Take Action by Written Consent

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Strong Codes of Ethics and Insider Trading Policy

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Annual Election of All Directors

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Majority Vote Standard for Director Elections

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No Supermajority Voting Requirement

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Board Meetings in 2024: 8

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Standing Board Committees — Meetings in 2024: Audit: 10, Compensation, Talent and Culture: 7, Finance: 4, Nominating and Governance: 5, Sustainability, Innovation and Policy: 4

▪
67% of the Director Nominees are Independent

Proxy Summary	2025 Proxy Statement	1

DIRECTOR NOMINEES
	Age	Director Since	Qualifications	Committees	Other Board
Kimberly A. Casiano Independent President, Kimberly Casiano & Associates, San Juan, Puerto Rico	67	2003		Audit Nominating & Governance Sustainability, Innovation & Policy
Adriana Cisneros Independent CEO, Cisneros Group	45	2024		Nominating & Governance Sustainability, Innovation & Policy	AST Spacemobile, Inc. Mattel, Inc.
Alexandra Ford English Former Director of Global Brand Merchandising, Ford Motor Company	37	2021		Finance Sustainability, Innovation & Policy
James D. Farley, Jr. President & Chief Executive Officer, Ford Motor Company	62	2020			Harley-Davidson, Inc.
Henry Ford III Former Director of Investor Relations, Ford Motor Company	44	2021		Finance Sustainability, Innovation & Policy
William Clay Ford, Jr. Executive Chair & Chair of the Board of Directors, Ford Motor Company	67	1988		Finance (Chair) Sustainability, Innovation & Policy
William W. Helman IV Independent General Partner, Greylock Partners	66	2011		Finance Nominating & Governance Sustainability, Innovation & Policy (Chair)	Vornado Realty Trust
Jon M. Huntsman, Jr. Vice Chairman & President, Strategic Growth, Mastercard Incorporated	65	2020		Sustainability, Innovation & Policy	Chevron Corporation
William E. Kennard Independent Co-Founding Partner, Astra Capital Management	68	2015		Finance Nominating & Governance (Chair) Sustainability, Innovation & Policy	AT&T Inc. MetLife, Inc.
John C. May Independent Chairman & Chief Executive Officer, Deere & Company	56	2021		Compensation, Talent and Culture Finance Nominating & Governance	Deere & Company
Beth E. Mooney Independent Retired Chairman & Chief Executive Officer, KeyCorp	70	2019		Audit Nominating & Governance	AT&T Inc.
Lynn Vojvodich Radakovich Independent Former Executive Vice President & Chief Marketing Officer, Salesforce	57	2017		Compensation, Talent & Culture (Chair) Nominating & Governance Sustainability, Innovation & Policy	Booking Holdings Inc. Dell Technologies Inc.
John L. Thornton Lead Independent Director Chairman, Barrick Gold Corporation	71	1996		Compensation, Talent & Culture Finance Nominating & Governance	Barrick Gold Corporation Lenovo Group Limited
John B. Veihmeyer Independent Retired Chairman & Chief Executive Officer, KPMG, LLP, retired Chairman of KPMG International	69	2017		Audit (Chair) Nominating & Governance
John S. Weinberg Independent Chief Executive Officer & Chairman of the Board of Directors, Evercore Inc.	68	2016		Compensation, Talent & Culture Finance Nominating & Governance Sustainability, Innovation & Policy	Evercore Inc.
Qualifications
2 Proxy Summary	2025 Proxy Statement

About Ford Motor Company
Ford Motor Company was incorporated in Delaware in 1919. We acquired the business of a Michigan company, also known as Ford Motor Company, which had been incorporated in 1903 to produce and sell automobiles designed and engineered by Henry Ford. We are a global company based in Dearborn, Michigan. With about 171,000 employees worldwide, the Company is committed to helping build a better world, where every person is free to move and pursue their dreams. The Company’s Ford+ plan for growth and value creation combines existing strengths, new capabilities, and always-on relationships with customers to enrich experiences for customers and deepen their loyalty. Ford develops and delivers innovative, must-have Ford trucks, sport utility vehicles, commercial vans and cars, and Lincoln luxury vehicles, along with connected services. The Company offers freedom of choice through three customer-centered business segments: Ford Blue, engineering iconic gas-powered and hybrid vehicles; Ford Model e, inventing breakthrough electric vehicles (“EVs”) along with embedded software that defines always-on digital experiences for all customers; and Ford Pro, helping commercial customers transform and expand their businesses with vehicles and services tailored to their needs. Additionally, the Company provides financial services through Ford Motor Credit Company LLC (“Ford Credit”).
Full-Year 2024 OPERATING PERFORMANCE
Ford+ Plan Positions Company for Long-Term Value Creation
The Ford team continued to adeptly manage through a complex landscape that includes technological, regulatory, competitive, and geopolitical change while making progress on its Ford+ plan for growth and value creation.
In 2024, the company recorded solid profits on record revenue of  $185 billion, which increased 5% year-over-year. This marks the fourth consecutive year of top-line growth, proving that our leading product portfolio of gas, diesel, hybrid, and electric vehicles is enabling global growth and offering customers unprecedented choice and value.
Our top-line success was supported by our Ford+ plan and the strategic decision several years ago to focus our business on three customer-centered automotive businesses — Ford Blue, Ford Model e, and Ford Pro — and streamline our global product lineup to leverage our strengths, including vehicles for work, performance, and adventure.
In addition to our iconic vehicles, the Ford+ plan supports a digital transformation that encompasses advanced technologies in our vehicles, while also building a powerful software and services business that creates lasting relationships with our customers, sustainable recurring revenue streams, and new avenues for growth. Across our three automotive businesses, Ford has reached 865,000 paid software subscriptions, an increase of close to 40% year-over-year with gross margins above 50% — an important step in improving customer satisfaction and loyalty and building a higher-margin, less cyclical business.
The management team continues to make progress on quality and costs, with more work to do. In the second half of 2024, we delivered $500 million in net cost reductions. Our free cash flow is stronger and more consistent than just a few years ago.
With Ford+, we are remaking the company into a higher-growth, higher-margin, more capital efficient, and more durable business.
Proxy Summary	2025 Proxy Statement	3

2024 Ford+ Business Highlights
Ford +

◦
Continued to build a world-class team with domain expertise in areas such as supply chain management, manufacturing, software, and digital experiences; developing our high-performance culture with compensation tied directly to key company goals that will deliver shareholder value.

◦
Responded effectively to electric vehicle market dynamics including a slower rate of growth than expected, significant price competition, and a new group of low-cost, technologically advanced competitors. The team broadened the electrification strategy to bring to market additional hybrid vehicles, rationalized the EV product roadmap, and resized battery manufacturing capacity — all important steps to building a competitive, successful, and profitable EV business.

◦
Managed complicated geopolitical issues around the world and continued the successful turnaround of our international business, recording positive EBIT outside North America for the third year in a row. Ford of China contributed $900 million in EBIT, including exports. In Europe, where the auto industry faces unprecedented competitive, regulatory, and economic headwinds, we are restructuring business operations to be cost competitive and working with governments, labor unions, and other stakeholders to ensure a long-term sustainable future.

◦
Improved three months in service quality on 2024 models resulting in Ford moving up 14 positions in the J.D. Power 2024 Initial Quality Study. Reduced the number of safety recall notices issued by 45% between 2022 and 2024.

◦
Refurbishing and reinventing Detroit’s once abandoned Michigan Central Station as a technology and innovation hub that can attract new talent and partners.

◦
Continued to serve communities around the world, including working with Ford Philanthropy to rebuild communities impacted by weather-related disasters.

Ford Blue

◦
Reported Ford Blue revenue of  $101.9 billion with EBIT of  $5.3 billion and an EBIT margin of 5.2%. The Ford brand was No. 1 in the U.S. in terms of share of revenue.

◦
Continued Ford’s truck leadership. The F-Series was America’s No. 1 selling truck for the 48th straight year. The Ranger was named the 2025 North American Truck of the Year and is a significant contributor to growth in markets outside of North America. Ford Puma was the No. 1 selling vehicle in the U.K.

◦
Recorded 40% sales increase of hybrid vehicles in 2024 over 2023. Ford is No. 1 in hybrid trucks in the U.S. with an estimated 75% segment share.

Ford Model e

◦
Ford was the America’s No. 2 electric vehicle brand for the third consecutive year

◦
Mustang Mach-E sales rose 27%, making it the second best-selling electric SUV in the U.S. behind Tesla’s Model Y in 2024. F-150 Lightning sales increased 39% and E-Transit sales rose 64% this year compared to 2023.

◦
Ford led the industry with The Ford Power Promise, which includes the complimentary installation of home charging. By making it easy to fill up at home, The Ford Power Promise helps make EV ownership easy and gives customers the confidence to choose a Ford EV.

◦
Expanded availability of Ford’s industry-leading BlueCruise hands-free driving technology in the United States and to 17 other countries, where it has now been used to travel more than 310 million miles.

Ford Pro

◦
Increased Ford Pro’s revenue to $66.9 billion, a 15% increase year-over-year. Achieved EBIT of  $9 billion, rising $1.8 billion  — an EBIT margin of 13.5%.

◦
Extended Ford Pro’s industry leadership as the top selling commercial vehicle brand in Europe for the 10th straight year. Ford Transit is America’s No. 1 selling van.

◦
Delivered high-margin software and physical services to commercial customers which contributed 13% to Ford Pro’s EBIT. Ford Pro’s Intelligence software subscriptions were up 27% year-over-year to nearly 650,000 including telematics, fleet, and charging management software.

Ford Credit

◦
Delivered EBT of  $1.7 billion and 8% growth in receivables; improved customer access and loyalty with products such as Flex Buy and extended terms; significantly progressed digital tools, including prequalification, online applications, and self-service.

4 Proxy Summary	2025 Proxy Statement

CD&A Overview
Underlying our compensation programs is an emphasis on sound governance practices. These practices include:
WHAT WE DO	WE DO NOT

Perform annual say-on-pay advisory vote for shareholders

Pay for performance

Use appropriate peer group when establishing compensation

Balance short- and long-term incentives

Align executive compensation with shareholder returns through long-term incentives

Cap individual payouts in incentive plans

Include clawback provisions in our incentive grants (see Clawback Policies on page 65)

Maintain robust stock ownership guidelines for Named Executives

Prohibit officers from hedging their exposure to Ford common stock and limit officers’ pledging of Ford common stock (see Risk Assessment Regarding Compensation Policies and Practices on pages 14-15)

Condition grants of long-term incentive awards on non-compete and non-disclosure restrictions

Mitigate undue risk-taking in compensation programs

Retain a fully independent external compensation consultant whose independence is reviewed annually by the Compensation, Talent and Culture Committee (see Compensation, Talent and Culture Committee Operations on pages 15-16)

Include a double-trigger change in control provision for equity grants

Provide evergreen employment contracts

Guarantee increases to base salaries

Provide incentives that encourage unnecessary risk-taking

Reprice options, which have not been granted since 2020

Pay out dividend equivalents on equity awards during vesting periods or performance periods

Provide excessive perquisites

Proxy Summary	2025 Proxy Statement	5

ELEMENTS OF EXECUTIVE COMPENSATION
Executive Officer Group Target Opportunity Mix

6 Proxy Summary	2025 Proxy Statement

Corporate Governance
Corporate Governance Principles
The Nominating and Governance Committee developed and recommended to the Board a set of corporate governance principles, which the Board adopted. Ford’s Corporate Governance Principles may be found on its website at www.corporate.ford.com. These principles include: a limitation on the number of boards on which a director may serve, qualifications for directors (including a requirement that directors be prepared to resign from the Board in the event of any significant change in their personal circumstances that could affect the discharge of their responsibilities), director orientation and continuing education, and a requirement that the Board and each of its committees perform an annual self-evaluation. Shareholders may obtain a printed copy of the Company’s Corporate Governance Principles by writing to our Shareholder Relations Department at Ford Motor Company, Shareholder Relations, P.O. Box 6248, Dearborn, MI 48126.
Our Governance Practices

The Board continuously reviews our governance practices, assesses the regulatory and legislative environment, and adopts the governance practices that it believes best serve the interests of our shareholders.

Ford has a long history of operating under sound corporate governance practices, as we aim to be trusted by all who rely on us to help build a better world. These practices include:
Annual Election of All Directors.
Majority Vote Standard. Each director must be elected by a majority of votes cast.
Independent Board. 67% of the Director Nominees are independent.
Lead Independent Director. Ensures management is adequately addressing the matters identified by the Board.
Independent Board Committees. Each of the Audit Committee, Compensation, Talent and Culture Committee, and Nominating and Governance Committee is comprised entirely of independent directors.
Committee Charters. Each standing committee operates under a written charter that has been approved by the Board and is reviewed annually.
Independent Directors Meet Regularly Without Management and Non-Independent Directors.
Regular Board and Committee Self-Evaluation Process. The Board and each committee evaluates its performance each year.
Mandatory Retirement Age and Term Limits. 15-year term limits for independent directors appointed after 2019 and mandatory retirement age of 72 provide regular opportunities for Board refreshment.

Mandatory Deferral of Compensation for Directors. In 2024, approximately 68% of annual director fees were mandatorily deferred into RSUs, which strongly links the interests of the Board with those of shareholders.

Separate Chair of the Board and CEO. The Board of Directors has chosen to separate the roles of CEO and Chair of the Board of Directors.
Confidential Voting at Annual Meeting.
Special Meetings. Shareholders have the right to call a special meeting.
Shareholders May Take Action by Written Consent.

Strong Codes of Ethics. Ford is committed to operating its business with the highest level of integrity and has adopted codes of ethics that apply to all directors and senior financial personnel, and a code of conduct that applies to all employees.

Insider Trading Policy, Including Hedging and Pledging. Consolidated insider trading policy that includes prohibition on officers hedging their exposure to, and limitations on pledging, Ford common stock (see pages 15 and 18).

Overboarding. We limit the number of outside public company boards on which our directors and officers may serve.

Corporate Governance	2025 Proxy Statement	7

Leadership Structure

The Board believes our leadership structure is optimal because it allows the CEO to focus on leading the organization to deliver product excellence, while the Chair leads the Board in its pursuit to provide the Company with direction on Company-wide issues such as sustainability and stakeholder relationships.

Ford determines the most suitable leadership structure, which is reviewed from time to time. At present, the Board of Directors has chosen to separate the roles of CEO and Chair of the Board of Directors. James D. Farley, Jr. is our President and CEO, and William Clay Ford, Jr. is Chair of the Board of Directors as well as our Executive Chair. We believe this structure is optimal for Ford because it allows Mr. Farley to focus on leading the organization while Mr. Ford leads the Board of Directors. Furthermore, the Board has appointed John L. Thornton as our Lead Independent Director. We believe having a Lead Independent Director is an important governance practice given that the Chair of the Board, Mr. Ford, is not an independent director under our Corporate Governance Principles. The duties of the Lead Independent Director include:
▪
chairing the executive sessions of our independent directors;

▪
advising on the selection of Board Committee Chairs; and

▪
working with Messrs. Farley and Ford to ensure management is adequately addressing the matters identified by the Board.

This structure optimizes the roles of CEO, Chair, and Lead Independent Director and provides Ford with sound corporate governance in the management of its business. The Board also believes its risk management processes are well-supported by the current Board leadership structure.
Board Meetings, Composition, and Committees
The Board has the appropriate mix of short-, medium-, and long-tenured directors. This mix provides a balance of fresh insight and historical perspective.
COMPOSITION OF BOARD OF DIRECTORS / NOMINEES
The Board proposes to you a slate of nominees for election to the Board at the annual meeting based on the recommendations of the Nominating and Governance Committee. Shareholders who wish to recommend a candidate for nomination by the Board or nominate an individual for election as a director must follow the procedures described on page 94 under Other Items — Shareholder Proposals for 2026.
The Nominating and Governance Committee also reviews and makes recommendations to the Board on matters such as the size and composition of the Board so that the Board includes the requisite expertise, and its membership consists of persons with sufficiently varied and independent backgrounds. Between annual shareholder meetings, the Board may elect directors to the Board to serve until the next annual meeting either to fill a vacancy on the Board or to expand the Board if a candidate is identified that would bring additional skills and expertise to the Board. The Board utilizes a robust peer and Board and Committee self-assessment process. Periodically, we engage an outside party to communicate with each director concerning Board dynamics and effectiveness and provide feedback to the Board on areas of strengths, weaknesses, and opportunities for improvement. We use an evaluation process whereby every five years each director’s skills and qualifications are analyzed to determine whether such skills and qualifications remain relevant in light of changing business conditions.
The Board maintains a mandatory retirement age of 72 for directors. In 2019, the Board adopted a policy for new independent directors that provides that an independent director may serve up to 15 one-year terms, unless unique circumstances warrant additional terms. The Board continues to maintain the mandatory retirement age of 72 so that any independent directors appointed or elected to the Board after 2019 will not be re-nominated when they reach the earlier of having served for 15 terms or age 72, absent a waiver from the Board for unique circumstances. In July 2024, the Committee recommended that the size of the Board be increased to 15 and that Adriana Cisneros be appointed to the Board.
8 Corporate Governance	2025 Proxy Statement

The Board believes that it has an appropriate mix of short-, medium-, and long-tenured directors, which provides a balance that enables the Board to benefit from both fresh insights and historical perspectives during its deliberations and informs Board succession planning.
In addition, having a Ford family member, William Clay Ford, Jr., as our Executive Chair brings a unique and historical long-term perspective to Board deliberations, while Alexandra Ford English and Henry Ford III, who were first elected to the Board at the 2021 Annual Meeting, provide perspectives and valuable insights while continuing the Ford family’s more than 121 years of active involvement with and stewardship of the Company. Alexandra Ford English and Henry Ford III are the daughter and first cousin once removed, respectively, of William Clay Ford, Jr.
EXECUTIVE SESSIONS OF NON-EMPLOYEE DIRECTORS
Non-employee directors ordinarily meet in executive session without management present at regularly scheduled Board meetings and may meet at other times at the discretion of the Lead Independent Director or at the request of any non-employee director. Additionally, all of the independent directors meet periodically (at least annually) without management or non-independent directors present.
BOARD COMMITTEES
Current Directors	Audit	Compensation, Talent and Culture	Finance	Nominating and Governance	Sustainability, Innovation and Policy
Kimberly A. Casiano	■			■	■
Adriana Cisneros				■	■
Alexandra Ford English			■		■
James D. Farley, Jr.
Henry Ford III			■		■
William Clay Ford, Jr.			Chair		■
William W. Helman IV			■	■	Chair
Jon M. Huntsman, Jr.					■
William E. Kennard			■	Chair	■
John C. May		■	■	■
Beth E. Mooney	■			■
Lynn Vojvodich Radakovich		Chair		■	■
John L. Thornton		■	■	■
John B. Veihmeyer	Chair			■
John S. Weinberg		■	■	■	■
Only independent directors serve on the Audit Committee, Compensation, Talent and Culture Committee, and Nominating and Governance Committee, in accordance with the independence standards of the New York Stock Exchange LLC (“NYSE”) Listed Company and Securities and Exchange Commission (“SEC”) rules and the Company’s Corporate Governance Principles. Under these standards, members of the Audit Committee also satisfy the heightened SEC independence standards for audit committees, and the members of the Compensation, Talent and Culture Committee satisfy the additional NYSE independence standards for compensation committees. Each member of the Audit Committee also meets the financial literacy requirements of the NYSE Listed Company rules, and the Board has determined that Mr. Veihmeyer qualifies as an “Audit Committee financial expert” within the meaning of SEC regulations and applicable NYSE rules. The Board, and each committee of the Board, has the authority to engage independent consultants and advisors at the Company’s expense.
The Company has published on its website (www.corporate.ford.com) the charter of each of the Audit Committee, Compensation, Talent and Culture Committee, Finance Committee, Nominating and Governance Committee, and Sustainability, Innovation and Policy Committee of the Board. Printed copies of each of the committee charters are available by writing to our Shareholder Relations Department at Ford Motor Company, Shareholder Relations, P.O. Box 6248, Dearborn, MI 48126.
Corporate Governance	2025 Proxy Statement	9

BOARD COMMITTEE FUNCTIONS
AUDIT COMMITTEE
▪
Selects the independent registered public accounting firm, subject to shareholder ratification, and determines the compensation of the independent registered public accounting firm.

▪
At least annually, reviews a report by the independent registered public accounting firm describing: internal quality control procedures, any material issues raised by an internal or peer quality control review, any issues raised by a governmental or professional authority investigation in the past five years and any steps taken to deal with such issues, and (to assess the independence of the independent registered public accounting firm) all relationships between the independent registered public accounting firm and the Company.

▪
Consults with the independent registered public accounting firm, reviews and approves the scope of its audit, and reviews the firm’s independence and performance. Also, annually approves categories of services to be performed by the independent registered public accounting firm and reviews and, if appropriate, approves in advance any new proposed engagement greater than $250,000.

▪
Reviews internal controls, accounting practices, and financial reporting, including the results of the annual audit and the review of the interim financial statements, with management and the independent registered public accounting firm.

▪
Reviews activities, organization structure, and qualifications of the Internal Audit office, and participates in the appointment, dismissal, evaluation, and determination of the compensation of the Internal Auditor.

▪
Discusses earnings releases and guidance provided to the public and rating agencies.

▪
Reviews, at least annually, policies with respect to risk assessment and risk management.

▪
Reviews the Company’s Integrated Sustainability and Financial Report.

▪
Exercises reasonable oversight with respect to the implementation and effectiveness of the Company’s compliance and ethics program, including being knowledgeable about the content and operation of the compliance and ethics program.

▪
Reviews, with the Office of the General Counsel, any legal or regulatory matter that could have a significant impact on the financial statements.

▪
Has the sole authority to retain outside legal, accounting, or other advisors

▪
Prepares an annual report of the Audit Committee to be included in the Company’s proxy statement.

▪
Reviews our cyber security practices periodically, at least twice each year.

▪
Assesses annually the adequacy of the Audit Committee Charter.

▪
Reports to the Board of Directors about these matters.

MEMBERS
▪
John B. Veihmeyer, Chair

▪
Kimberly A. Casiano

▪
Beth E. Mooney

MEETINGS IN 2024: 10
MEMBER QUALIFICATIONS
▪
Each member of the Audit Committee is independent, in accordance with the NYSE standards and SEC rules and the Company’s Corporate Governance Principles

▪
Each member of the Audit Committee meets the financial literacy requirements of the NYSE Listed Company rules

▪
In addition, our Board has determined that Mr. Veihmeyer qualifies as an “Audit Committee financial expert” within the meaning of SEC regulations and applicable NYSE rules

REPORT
The Audit Committee Report is on page 39

10 Corporate Governance	2025 Proxy Statement

COMPENSATION, TALENT AND CULTURE COMMITTEE
▪
Establishes and reviews the overall executive compensation philosophy and strategy of the Company.

▪
Reviews and discusses key people-related business strategies, including leadership succession planning, culture, and talent development programs.

▪
Reviews and approves Company goals and objectives related to the Executive Chair, the President and CEO, and other executive officers’ compensation, including annual performance objectives.

▪
Evaluates the performance of the Executive Chair, the President and CEO, and other executive officers in light of established goals and objectives and, based on such evaluation, reviews and approves the annual salary, bonus, stock options, PSUs, other stock-based awards, other incentive awards, and other benefits, direct and indirect, of the Executive Chair, the President and CEO, and other executive officers.

▪
Conducts a risk assessment of the Company’s compensation policies and practices.

▪
Considers and makes recommendations on the Company’s executive compensation plans and programs.

▪
Reviews the Compensation Discussion and Analysis to be included in the Company’s proxy statement.

▪
Prepares an annual report of the Compensation, Talent and Culture Committee to be included in the Company’s proxy statement.

▪
Assesses the independence of the Committee’s consultant.

▪
Assesses annually the adequacy of the Compensation, Talent and Culture Committee Charter.

▪
Reports to the Board of Directors about these matters.

MEMBERS
▪
Lynn Vojvodich Radakovich, Chair

▪
John C. May

▪
John L. Thornton

▪
John S. Weinberg

MEETINGS IN 2024: 7
MEMBER QUALIFICATIONS
▪
Each member of the Compensation, Talent and Culture Committee is independent, in accordance with the NYSE standards and SEC rules and the Company’s Corporate Governance Principles

REPORT
The Compensation Committee Report is on page 66

FINANCE COMMITTEE
▪
Reviews all aspects of the Company’s policies and practices that relate to the management of the Company’s financial affairs, consistent with law and specific instructions given by the Board of Directors.

▪
Reviews capital allocation priorities, policies, and guidelines, including the Company’s cash flow, minimum cash requirements, and liquidity targets.

▪
Reviews the Company’s capital appropriations financial performance against targets by conducting interim reviews and an annual review of previously approved capital programs and periodic review of acquisitions and new business investments.

▪
Reviews with management, at least annually, the annual report from the Treasurer of the Company’s cash and funding plans and other Treasury matters.

▪
Reviews the strategy and performance of the Company’s pension and other retirement and savings plans.

▪
Performs such other functions and exercises such other powers as may be delegated to it by the Board of Directors from time to time.

▪
Reviews, at least annually, policies with respect to financial risk assessment and financial risk management.

▪
Assesses annually the adequacy of the Finance Committee Charter.

▪
Reports to the Board of Directors about these matters.

MEMBERS
▪
William Clay Ford, Jr., Chair

▪
Alexandra Ford English

▪
Henry Ford III

▪
William W. Helman IV

▪
William E. Kennard

▪
John C. May

▪
John L. Thornton

▪
John S. Weinberg

MEETINGS IN 2024: 4

Corporate Governance	2025 Proxy Statement	11

NOMINATING AND GOVERNANCE COMMITTEE
▪
Reviews and makes recommendations on:

(i)
the nominations or election of directors; and

(ii)
the size, diversity, composition, and compensation of the Board.

▪
Establishes criteria for selecting new directors and the evaluation of the Board, including whether current members and candidates possess skills and qualifications that support the Company’s strategy.

▪
Develops and recommends to the Board corporate governance principles and guidelines.

▪
Reviews the charter and composition of each committee of the Board and makes recommendations to the Board for the adoption of or revisions to the committee charters, the creation of additional committees, or the elimination of committees.

▪
Considers the adequacy of the By-Laws and the Restated Certificate of Incorporation of the Company and recommends to the Board, as appropriate, that the Board:

(i)
adopt amendments to the By-Laws; and

(ii)
propose, for consideration by the shareholders, amendments to the Restated Certificate of Incorporation.

▪
Considers shareholder suggestions for director nominees (other than self-nominations). See Composition of Board of Directors/Nominees on pages 8−9.

▪
Assesses annually the adequacy of the Nominating and Governance Committee Charter.

▪
Reports to the Board of Directors about these matters.

MEMBERS
▪
William E. Kennard, Chair

▪
Kimberly A. Casiano

▪
Adriana Cisneros

▪
William W. Helman IV

▪
John C. May

▪
Beth E. Mooney

▪
Lynn Vojvodich Radakovich

▪
John L. Thornton

▪
John Veihmeyer

▪
John S. Weinberg

MEETINGS IN 2024: 5
MEMBER QUALIFICATIONS
▪
Each member of the Nominating and Governance Committee is independent, in accordance with the NYSE standards and SEC rules and the Company’s Corporate Governance Principles

SUSTAINABILITY, INNOVATION AND POLICY COMMITTEE
▪
Reviews and advises on the Company’s pursuit of innovative policies and technologies that promote product safety, improve environmental and social sustainability, and seek to enrich our customers’ experiences, increase shareholder value, and lead to a better world.

▪
Responsible for assessing the Company’s progress on strategic economic, product safety, and environmental and social issues, as well as the degree to which sustainability principles have been integrated into various skill teams.

▪
Reviews the Company’s Integrated Sustainability and Financial Report Summary as well as any Company initiatives related to sustainability and innovation.

▪
Assesses annually the adequacy of the Sustainability, Innovation and Policy Committee Charter.

▪
Reports to the Board of Directors about these matters.

MEMBERS
▪
William W. Helman IV, Chair

▪
Kimberly A. Casiano

▪
Adriana Cisneros

▪
Alexandra Ford English

▪
Henry Ford III

▪
William Clay Ford, Jr.

▪
Jon M. Huntsman, Jr.

▪
William E. Kennard

▪
Lynn Vojvodich Radakovich

▪
John S. Weinberg

MEETINGS IN 2024: 4

12 Corporate Governance	2025 Proxy Statement

Board’s Role in Risk Management
The Board has overall responsibility for the oversight of risk management at Ford, while management is responsible for day-to-day risk management.
The oversight responsibility of the Board and its committees is supported by Company management and the risk management processes that are currently in place. Ford has extensive and effective risk management processes, relating specifically to compliance, reporting, operating, and strategic risks.
Compliance Risk encompasses matters such as legal and regulatory compliance (e.g., Foreign Corrupt Practices Act, environmental, Occupational Safety and Health Administration/safety, etc.).
Reporting Risk covers Sarbanes-Oxley compliance, compliance with SEC and NYSE rules and regulations, disclosure controls and procedures, and accounting compliance.
Operating Risk addresses the myriad of matters related to the operation of a complex company such as Ford (e.g., quality, supply chain, sales and service, financing and liquidity, product development and engineering, labor, etc.).
Strategic Risk encompasses somewhat broader and longer-term matters, including, but not limited to, technology development, environmental and social sustainability, capital allocation, management development, retention and compensation, competitive developments, and geopolitical developments.
We believe that key success factors in risk management at Ford include a strong risk analysis tone set by the Board and senior management, which is shown through their commitment to effective top-down and bottom-up communication (including communication between management and the Board and Committees), and active cross-functional participation among the Business Segments and Skill Teams. We have institutionalized a regular Forecast, Controls and Risk Review and Special Attention Review process where the senior leadership of the Company reviews the status of the business, the risks and opportunities presented to the business (in the areas of compliance, reporting, operating, and strategic risks), and develops specific plans to address those risks and opportunities.
The Enterprise Risk Management process adopted by the Company identifies the top critical enterprise risks through engagement with senior management and the Board of Directors. Once identified, the top risks are validated, prioritized, and assigned risk owners who are responsible to oversee risk assessment, develop and implement mitigation plans, and provide regular updates. The Enterprise Risk Management process also engages Business Segments and Skill Teams to determine which of the enterprise risks are most relevant to their specific objectives, and identify any additional risks that may materially affect the enterprise. The Audit Committee annually reviews the process to update the list of critical risks and monitor risk movement and emerging trends, and the Enterprise Risk Management team also benchmarks the annual risk assessment with outside sources to ensure the Company assessment and approach is up to date with external risk developments and best practices.
As noted above, the full Board of Directors has overall responsibility for the oversight of risk management at Ford and oversees operating risk management with reviews at each of its regular Board meetings. The Board of Directors has delegated responsibility for the oversight of specific areas of risk management to certain committees of the Board, with each Board committee reporting to the full Board as appropriate. The Audit Committee assists the Board of Directors in overseeing compliance and reporting risk, cybersecurity risk, and the Enterprise Risk Management process itself. The Sustainability, Innovation and Policy Committee assists the Board of Directors in overseeing environmental and social sustainability risks, while the Compensation, Talent and Culture Committee assists the Board of Directors in overseeing risks related to compensation and people-related business strategies. The Board and the appropriate committees also periodically review other policies related to personnel matters, including those related to sexual harassment and anti-retaliation policies related to whistleblowers. The Board, the Sustainability, Innovation and Policy Committee, the Compensation, Talent and Culture Committee, the Finance Committee, and the Audit Committee all play a role in overseeing operating and strategic risk management. The scope and severity of cybersecurity risks is evolving, and we devote significant resources to our security program that we believe is reasonably designed to mitigate these risks. The Audit Committee receives regular updates on our cybersecurity practices as well as cybersecurity and information technology risks from our Chief Information Security Officer. These updates include topics related to cybersecurity practices, cyber risks, and risk management processes, such as updates to our cybersecurity programs and
Corporate Governance	2025 Proxy Statement	13

mitigation strategies, and other cybersecurity developments. In addition to these regular updates, as part of our incident response processes, the Chief Enterprise Technology Officer, in collaboration with the Chief Information Security Officer and Chief Policy Officer and General Counsel, provides updates on certain cybersecurity incidents to the Audit Committee and, in some cases, the Board. The Audit Committee reviews and provides input into and oversight of our cybersecurity processes, and in the event Ford determines it has experienced a material cybersecurity incident that requires SEC reporting, the Audit Committee is notified about the incident in advance of such reporting. See our Annual Report on Form 10-K for the year ended December 31, 2024 for additional discussion regarding our cybersecurity risk management, strategy, and governance.
Additionally, we are a member of the Financial Services and Information Technology Information Sharing and Analysis Centers (each an “ISAC”) as well as a founding member and board member of the Automotive ISAC. Our current seat on that board preserves relationships that we believe help us protect against both enterprise and in-vehicle security risks.
Please refer to our Integrated Sustainability and Financial Report (https://sustainability.ford.com) for additional information about how we identify and address environmental and social sustainability risks.
OVERSIGHT OF RISK MANAGEMENT
	COMPLIANCE & REPORTING	OPERATING & STRATEGIC
FORD BOARD Oversight	Audit Committee	Sustainability, Innovation and Policy Committee Compensation, Talent and Culture Committee Finance Committee Audit Committee
FORD MANAGEMENT Day-to-Day	Compliance Reviews SEC, NYSE, and Sarbanes-Oxley Compliance Internal Controls Disclosure Committee	Business Segments and Skill Team
Governance Forums
Forecast, Controls and Risk Review
Special Attention Review
Industrial Platform, Software and Tech Platform, Global Product and Services, Strategy, Business Ops Review, and People Forums
AUDIT COMMITTEE FINANCIAL EXPERT AND AUDITOR ROTATION
The Charter of the Audit Committee provides that a member of the Audit Committee generally may not serve on the audit committee of more than two other public companies. The Board has determined that John B. Veihmeyer, the Chair of the Audit Committee, has the requisite skills and experience to be designated an “Audit Committee financial expert” as that term is defined in SEC rules and regulations. Mr. Veihmeyer and the other members of the Audit Committee also meet the independence standards for audit committee members under the NYSE Listed Company and SEC rules. The lead partner of the Company’s independent registered public accounting firm is rotated at least every five years.
RISK ASSESSMENT REGARDING COMPENSATION POLICIES AND PRACTICES
In 2024, we conducted an annual assessment of our compensation policies and practices, including our executive compensation programs, to evaluate the potential risks associated with these policies and practices. We reviewed and discussed the findings of the assessment with the Compensation, Talent and Culture Committee and concluded that our compensation programs are designed with an appropriate balance of risk and reward and do not encourage excessive or unnecessary risk-taking behavior. As a result, we do not believe that risks relating to our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on the Company.
In conducting this review, we considered the following attributes of our programs:
▪
mix of base salary, annual bonus opportunities, and long-term equity compensation, with performance-based equity compensation opportunities for officers;

▪
alignment of annual and long-term incentives to ensure that the awards encourage balanced behavior and incentivize performance results;

▪
inclusion of non-financial metrics, such as quality, and other quantitative and qualitative performance factors in determining actual compensation payouts;

▪
capped payout levels for both the Incentive Bonus Plan and performance-based stock awards for Named Executives — the Compensation, Talent and Culture Committee has negative discretion over incentive program payouts;

14 Corporate Governance	2025 Proxy Statement

▪
use of RSUs that vest ratably over three years and PSUs that have a three-year performance period that measures performance against rTSR;

▪
general provision of long-term equity-based compensation on an annual basis to senior executives — we believe that accumulating equity over a period of time encourages executives to take actions that promote the long-term sustainability of our business;

▪
double-trigger change in control provisions for equity grants; and

▪
stock ownership goals that align the interests of executive officers with those of our shareholders — this discourages executive officers from focusing on short-term results without regard to longer-term consequences.

Our Compensation, Talent and Culture Committee considered compensation risk implications during its deliberations on the design of our executive compensation programs with the goal of appropriately balancing short-term incentives and long-term performance.
Hedging and Pledging Policies. Officers are prohibited from engaging in hedging their exposure to directly or indirectly owned Ford common stock, whether obtained through compensation, open-market purchases, or otherwise. Hedging includes the purchase of financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Ford common stock.
Officers are prohibited from engaging in pledging directly or indirectly owned Ford common stock to secure obligations of a brokerage margin account. Officers may pledge shares of Ford common stock other than in brokerage margin accounts as long as the following conditions are met: (i) only shares that exceed applicable stock ownership guidelines may be pledged and (ii) any such pledge receives the prior approval of the Chief Executive Officer and Office of the General Counsel.
Regarding directors, the 2024 Stock Plan for Non-Employee Directors prohibit the hedging and pledging of common stock received pursuant to the plans.
COMPENSATION, TALENT AND CULTURE COMMITTEE OPERATIONS
The Compensation, Talent and Culture Committee establishes and reviews our executive compensation philosophy and strategy and oversees our various executive compensation programs. The Committee is responsible for evaluating the performance of and determining the compensation for our Executive Chair, the President and CEO, and other executive officers and for approving the compensation structure for senior management, including officers. The Committee is currently composed of four directors who are considered independent under the NYSE Listed Company rules and our Corporate Governance Principles. The Committee’s membership is determined by our Board of Directors. The Committee operates under a written charter adopted by our Board of Directors, which is reviewed annually by the Committee. A copy of the Compensation, Talent and Culture Committee Charter may be found on our website at www.corporate.ford.com.
The Committee makes decisions regarding the compensation of our executive officers, including the Named Executives. The Committee has delegated certain responsibilities to subcommittees consisting of one or more Board members and has assigned certain other responsibilities to committees consisting of one or more members of management to assist in approving a range of stock-based awards, within share limits prescribed by the Committee, and other compensation matters for non-executive officers. The Committee regularly reviews such delegations and assignments and the determinations made by such subcommittees and management committees.
The Compensation, Talent and Culture Committee is responsible for developing compensation plans, evaluating performance, and determining total compensation for executive officers. In carrying out its responsibilities, the Committee considers recommendations from the Executive Chair, the President and CEO, and the Chief People and Employee Experience Officer. The Committee’s consultant also provides advice and analysis on the structure and level of executive compensation.
In 2024, the Committee continued to engage Semler Brossy Consulting Group, LLC (“Semler Brossy”), an independent compensation consulting firm, to advise the Committee on executive compensation and benefits matters. Semler Brossy is retained directly by the Committee, which has the sole authority to review and approve the budget of the independent consultant. Semler Brossy does not advise our management and receives no other compensation from us.
The Committee has analyzed whether the work of Semler Brossy as a compensation consultant has raised any conflict of interest, taking into consideration the following factors: (i) the provision of any other services to the
Corporate Governance	2025 Proxy Statement	15

Company by Semler Brossy; (ii) the amount of fees the Company paid to Semler Brossy as a percentage of the firm’s total revenue; (iii) Semler Brossy’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of Semler Brossy or the individual compensation advisor employed by the firm with an executive officer of the Company; (v) any business or personal relationship of the individual compensation advisor with any member of the Committee; and (vi) any stock of the Company owned by Semler Brossy or the individual compensation advisor employed by the firm. The Committee has determined, based on its analysis of the above factors, that the work of Semler Brossy and the individual compensation advisor employed by Semler Brossy as compensation consultant to the Committee has not created any conflict of interest.
In addition, the Committee reviewed survey data provided by the WTW Executive Compensation Database (see Competitive Survey on page 62). WTW does not make recommendations to, nor does it assist, the Committee in determining compensation of executive officers. WTW is retained by Ford management, not the Committee.
See the Compensation Discussion and Analysis on pages 42-66 for more detail on the factors considered by the Committee in making executive compensation decisions. The Committee reviews our talent and executive development program with senior management. These reviews are conducted periodically and focus on executive development and succession planning throughout the organization, at the Leadership Level 1 officer level and above.
Independence of Directors and Relevant Facts and Circumstances

67% of the Director Nominees are independent. Each of the Audit Committee, Nominating and Governance Committee, and Compensation, Talent and Culture Committee is comprised entirely of independent directors.

DIRECTOR INDEPENDENCE
A majority of the directors must be independent directors under applicable SEC and NYSE Listed Company rules. These rules provide that no director can qualify as independent unless the Board affirmatively determines that the director has no material relationship with the listed company. The Board has adopted the following standards in determining whether or not a director has a material relationship with the Company. These standards are contained in Ford’s Corporate Governance Principles and may be found at the Company’s website, www.corporate.ford.com.
▪
Employee or Former Employee. No director who is an employee or a former employee of the Company can be independent until three years after termination of such employment.

▪
Independent Auditor Affiliation. No director who is, or in the past three years has been, affiliated with or employed by the Company’s present or former independent auditor can be independent until three years after the end of the affiliation, employment, or auditing relationship.

▪
Interlocking Directorship. No director can be independent if he or she is, or in the past three years has been, part of an interlocking directorship in which an executive officer of the Company serves on the compensation committee of another company that employs the director.

▪
Additional Compensation. No director can be independent if he or she is receiving, or in the last three years has received, more than $120,000 during any 12-month period in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

▪
Immediate Family Members. Directors with immediate family members in the foregoing categories are subject to the same three-year restriction.

Other Relationships. The following commercial, charitable, and educational relationships will not be considered to be material relationships that would impair a director’s independence:
(i)
Sales and Purchases of Products/Services. If within the preceding three years a Ford director was an executive officer or employee of another company (or an immediate family member of the director was an executive officer of such company) that did business with Ford and either: (a) the annual sales to Ford were less than the greater of  $1 million or two percent of the total annual revenues of such company, or (b) the annual purchases from Ford were less than the greater of  $1 million or two percent of the total annual revenues of Ford, in each case for any of the three most recently completed fiscal years.

16 Corporate Governance	2025 Proxy Statement

(ii)
Indebtedness. If within the preceding three years a Ford director was an executive officer of another company which was indebted to Ford, or to which Ford was indebted, and either: (a) the total amount of such other company’s indebtedness to Ford was less than two percent of the total consolidated assets of Ford, or (b) the total amount of Ford’s indebtedness to such other company was less than two percent of the total consolidated assets of such other company, in each case for any of the three most recently completed fiscal years.

(iii)
Charitable Contributions. If within the preceding three years a Ford director served as an executive officer, director, or trustee of a charitable or educational organization, and Ford’s discretionary contributions to the organization were less than the greater of  $1 million or two percent of that organization’s total annual discretionary receipts for any of the three most recently completed fiscal years. (Any matching of charitable contributions will not be included in the amount of Ford’s contributions for this purpose.)

Based on these independence standards and all of the relevant facts and circumstances, the Board determined that none of the following directors had any material relationship with the Company and, thus, are independent: Kimberly A. Casiano, Adriana Cisneros, William W. Helman IV, William E. Kennard, John C. May, Beth E. Mooney, Lynn Vojvodich Radakovich, John L. Thornton, John B. Veihmeyer, and John S. Weinberg. Additionally, the Board determined that each of Kimberly A. Casiano, Adriana Cisneros, William W. Helman IV, William E. Kennard, John C. May, Beth E. Mooney, Lynn Vojvodich Radakovich, John L. Thornton, and John B. Veihmeyer is independent under the heightened SEC independence standards for audit committees and that each of Kimberly A. Casiano, Adriana Cisneros, William W. Helman IV, William E. Kennard, John C. May, Beth E. Mooney, Lynn Vojvodich Radakovich, John L. Thornton, John B. Veihmeyer, and John S. Weinberg is independent under the additional NYSE independence standards for compensation committees. Not all of the directors determined to be independent for a particular committee currently serve on that committee. Our committee membership is as noted on page 9. 67% of our director nominees are independent, and our Audit Committee, Compensation, Talent and Culture Committee, and Nominating and Governance Committee are fully independent.
DISCLOSURE OF RELEVANT FACTS AND CIRCUMSTANCES
With respect to the independent directors listed above, the Board considered the following relevant facts and circumstances in making the independence determinations:
From time to time during the past three years, Ford purchased goods and services from, sold goods and services to, or financing arrangements were provided by, various companies with which certain directors were or are affiliated either as a member of such company’s board of directors or, in the case of Messrs. May, Thornton, and Weinberg, as an officer of such a company. In addition to Messrs. May, Thornton, and Weinberg, these directors included Messrs. Kennard and Veihmeyer, and Mses. Mooney and Vojvodich Radakovich. The Company also made donations to certain institutions with which certain directors are affiliated, including Messrs. Thornton and Veihmeyer. The Company makes an annual charitable donation on behalf of the Board. None of the relationships described above was material under the independence standards contained in our Corporate Governance Principles.
Corporate Governance	2025 Proxy Statement	17

Codes of Ethics and Insider Trading Policy

Employees and officers of the Company must abide by a Code of Conduct. The CEO, senior financial and accounting personnel, and directors must abide by the Company’s Code of Ethics. Directors, officers, and employees of the Company must also comply with the Company’s Insider Trading Policy.

Ford is committed to operating its business with the highest level of integrity. The Company has published on its website (www.corporate.ford.com) its Code of Conduct, which all officers and employees are required to follow. These expectations are reinforced in mandatory online training courses for all Ford salaried full-time, part-time, and agency workers, including an annual Code of Conduct course. These courses are periodically refreshed and reviewed to ensure the content remains relevant and appropriate. In addition, the Company has adopted, and published on its website, codes of ethics that apply to all directors and senior financial personnel, including the chief executive officer. Any waiver of, or amendments to the codes of ethics for directors or executive officers, including the chief executive officer, the chief financial officer, and the principal accounting officer, must be approved by the Nominating and Governance Committee, and any such waivers or amendments will be disclosed promptly by the Company by posting such waivers or amendments to its website. Both the Audit Committee and the Nominating and Governance Committee review management’s monitoring of compliance with the Company’s Code of Conduct. Printed copies of each of the codes of ethics referred to above are also available by writing to our Shareholder Relations Department at Ford Motor Company, Shareholder Relations, P.O. Box 6248, Dearborn, MI 48126.
Additionally, the Company has adopted insider trading policies and procedures applicable to its directors, officers, and employees. We believe these policies and procedures are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the listing standards of the New York Stock Exchange. A copy of our insider trading policy was filed as Exhibit 19 to our Annual Report on Form 10-K for the year ended December 31, 2024.
Communications with the Board and Annual Meeting Attendance
Shareholders, customers, suppliers, and other interested parties may send communications directly to the Company’s Directors at Ford Motor Company, P.O. Box. 685, Dearborn, MI 48126-0685.
The Board has established a process by which you may send communications to the Board as a whole, the non-employee Directors as a group, or the Lead Independent Director. You may send communications to our Directors, including any concerns regarding Ford’s accounting, internal controls, auditing, or other matters, to the following address: Board of Directors (or Lead Independent Director or non-employee Directors as a group, as appropriate), Ford Motor Company, P.O. Box 685, Dearborn, MI 48126-0685. You may submit your concern anonymously or confidentially. You may also indicate whether you are a shareholder, customer, supplier, or other interested party.
Communications relating to the Company’s accounting, internal controls, or auditing matters will be relayed to the Audit Committee. Communications relating to governance will be relayed to the Nominating and Governance Committee. All other communications will be referred to other areas of the Company for handling as appropriate under the facts and circumstances outlined in the communications. Responses will be sent to those that include a return address, as appropriate. Materials that may not be forwarded include junk mail and items that do not pertain to board matters.
You can also find a description of the manner in which you can send communications to the Board on the Company’s website (www.corporate.ford.com).
All members of the Board are expected to attend the annual meeting, unless unusual circumstances would prevent such participation. Last year, all of the then-current members of the Board attended the virtual annual meeting.
18 Corporate Governance	2025 Proxy Statement

Beneficial Stock Ownership
FIVE PERCENT BENEFICIAL OWNERS OF COMMON STOCK
Pursuant to SEC filings, the Company was notified that as of December 31, 2024, the entities included in the table below had more than a 5% ownership interest of Ford common stock, or owned securities convertible into more than 5% ownership of Ford common stock, or owned a combination of Ford common stock and securities convertible into Ford common stock that could result in more than 5% ownership of Ford common stock.
Name of Beneficial Owner	Address of Beneficial Owner	Ford Common Stock	Percent of Outstanding Ford Common Stock
State Street Corporation and certain of its affiliates1	State Street Financial Center 1 Congress Street, Suite 1 Boston, MA 02114-2016	329,385,3962	8.38%
The Vanguard Group and certain of its affiliates	The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	402,083,7833	10.3%
BlackRock, Inc. and certain of its affiliates	BlackRock, Inc. 50 Hudson Yards New York, NY 10001	282,647,8004	7.2%

1
State Street Bank and Trust Company is the trustee for Ford common stock in the Ford defined contribution plans master trust, which beneficially owns 4.47% of the common stock of Ford. In this capacity, State Street Bank and Trust Company has voting power over the shares in certain circumstances.

2
Based on a review of the Schedule 13G/A filed on January 29, 2024 by State Street Corporation. The Schedule 13G/A discloses that State Street Corporation had shared voting power as to 259,476,603 shares and shared dispositive power as to 173,925,221 shares.

3
Based on a review of the Schedule 13G/A filed on January 8, 2025 by The Vanguard Group. The Schedule 13G/A discloses that The Vanguard Group had shared voting power as to 5,120,612 shares, sole dispositive power as to 383,377,249 shares and shared dispositive power as to 18,706,534 shares.

4
Based on a review of the Schedule 13G/A filed on January 26, 2024 by BlackRock, Inc. The Schedule 13G/A discloses that BlackRock, Inc. had sole voting power as to 257,455,864 shares and sole dispositive power as to 282,647,800 shares.

FIVE PERCENT BENEFICIAL OWNERS OF CLASS B STOCK
As of February 1, 2025, the persons included in the table below beneficially owned more than 5% of the outstanding Class B Stock.
Name of Beneficial Owner	Address of Beneficial Owner	Ford Class B Stock	Percent of Outstanding Ford Class B Stock
Edsel B. Ford II*	Ford Estates, 2000 Brush, Detroit, MI 48226	4,692,664	6.62%
Lynn F. Alandt**	Ford Estates, 2000 Brush, Detroit, MI 48226	6,412,583	9.05%
David P. Larsen, as trustee of various trusts***	Ford Estates, 2000 Brush, Detroit, MI 48226	10,435,529	14.73%
Voting Trust****	Ford Estates, 2000 Brush, Detroit, MI 48226	70,778,212	99.90%

*
Includes shares beneficially owned in an individual capacity or a fiduciary capacity as sole trustee or as co-trustee, and by spouse.

**
Includes shares beneficially owned in an individual capacity or a fiduciary capacity as sole trustee or as a co-trustee, and by spouse.

***
Represents beneficial ownership of shares held in a fiduciary capacity as sole trustee or as a co-trustee, including (a) 15,824 shares that are also beneficially owned by Henry Ford III and included in the amount shown in the following table for Henry Ford III and (b) 342,522 shares that are also beneficially owned by William Clay Ford, Jr. and included in the amount shown in the following table for William Clay Ford, Jr. Mr. Larsen disclaims beneficial ownership of these shares.

****
These shares of Class B Stock are held in a voting trust of which Edsel B. Ford II, William Clay Ford, Jr., Benson Ford, Jr., and Alfred B. Ford are the trustees. The voting trust is of perpetual duration until terminated by the vote of the holders of trust certificates representing over 50% of the Class B Stock held by the voting trust and requires the trustees to vote the shares as directed by a plurality.

Corporate Governance	2025 Proxy Statement	19

BENEFICIAL STOCK OWNERSHIP
The following tables show how much Ford stock each current director, nominee, and Named Executive beneficially owned as of February 1, 2025. No director, nominee, or executive officer, including Named Executives, beneficially owned more than 0.14% of Ford’s total outstanding common stock nor did any such person beneficially own more than 0.01% of Ford common stock units as of February 1, 2025. Our current executive officers held options exercisable on or within 60 days after February 1, 2025 to buy 3,068,321 shares of Ford common stock.
Name of Beneficial Owner	Ford Common Stock 1,2	Ford Common Stock Units 3	Ford Class B Stock	Percent of Outstanding Ford Class B Stock
DIRECTOR NOMINEES
Kimberly A. Casiano	266,713	196,219	—	—
Adriana Cisneros	14,369
Alexandra Ford English	54,575	—	1,420,103	2.00%
James D. Farley, Jr.*	5,680,305	—	—	—
Henry Ford III	71,247	—	1,705,591	2.41%
William Clay Ford, Jr.*	3,296,619	306,819	18,608,350	26.26%
William W. Helman IV	271,217	52,376	—	—
Jon M. Huntsman, Jr.	285,901	—	—	—
William E. Kennard	242,201	—	—	—
John C. May	86,288	—	—	—
Beth E. Mooney	141,518	—	—	—
Lynn Vojvodich Radakovich	200,990	—	—	—
John L. Thornton	401,544	405,821	—	—
John B. Veihmeyer	260,238	—	—	—
John S. Weinberg	303,867	—	—	—
Name of Beneficial Owner	Ford Common Stock 1,2	Ford Common Stock Units 3
NAMED EXECUTIVES
John T. Lawler	1,248,791	80
J. Doug Field	1,841,673	—
Peter C. Stern**	138,032	—
All Directors and Executive Officers as a group	26 persons beneficially owned 0.48% of Ford common stock or securities convertible into Ford common stock as of February 1, 2025

*
Also an executive officer.

**
Mr. Stern resigned from the Company effective as of December 31, 2024.

1
For current and former executive officers, included in the amounts for “All Directors and Executive Officers as a group” are RSUs issued under our Long-Term Incentive Plans (the “LTI Plans”) as long-term incentive grants in 2024 and prior years for retention and other incentive purposes.

In addition, amounts shown include RSUs issued under the LTI Plans as follows: 959,670 units for Mr. Farley; 756,158 units for William Clay Ford, Jr.; 823,286 units for Mr. Field; 60,765 units for Gov. Huntsman granted in connection with his previous employment by the Company; and 290,704 units for Mr. Lawler.
In addition, amounts shown include RSUs issued under the 2014 Stock Plan for Non-Employee Directors of Ford Motor Company (the “2014 Plan”) as follows: 240,707 units for Ms. Casiano; 37,570 units for Gov. Huntsman; 224,358 units for Mr. Kennard; 123,675 units for Ms. Mooney; 183,147 units for Ms. Vojvodich Radakovich; 164,413 units for Mr. Veihmeyer; and 153,038 units for Mr. Weinberg.
In addition, amounts shown include RSUs issued under the 2024 Stock Plan for Non-Employee Directors of Ford Motor Company (the “2024 Plan”) as follows: 17,843 units for Ms. Casiano; 14,369 units for Ms. Cisneros; 17,843 units for Gov. Huntsman; 17,843 units for Mr. Kennard; 17,843 units for Ms. Mooney; 17,843 units for Ms. Vojvodich Radakovich; 28,632 units for Mr. Veihmeyer; and 26,143 units for Mr. Weinberg.
Included in the stock ownership shown in the table above: William Clay Ford, Jr. has disclaimed beneficial ownership of 298,045 shares of Class B Stock that are either held directly by members of his immediate family or indirectly by members of his immediate family in trusts in which Mr. Ford has no interest. Alexandra Ford English has disclaimed beneficial ownership of 79,174 shares of Class B Stock that are held indirectly by members of her immediate family in trusts in which Ms. English has no interest. Henry Ford III has disclaimed beneficial ownership of 99,424 shares of Class B Stock that are held indirectly by members of his immediate family in trusts in which Mr. Ford III has no interest. Present directors and executive officers as a group have disclaimed beneficial ownership of a total of 476,643 shares of Class B Stock.
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No director or executive officer had pledged shares of common stock as security or hedged their exposure to common stock.
2
As of February 1, 2025 (or within 60 days after that date), the Named Executives held rights to acquire shares of common stock through the exercise of stock options under Ford’s stock option plans (which amounts are included in the “Ford Common Stock” column), as follows:

Person	Number of Shares
James D. Farley, Jr.	1,659,954
John T. Lawler	—
William Clay Ford, Jr.	1,408,367
J. Doug Field	—
Peter C. Stern**	—

3
In general, these are common stock units credited under a deferred compensation plan and payable in cash and, in the cases of William Clay Ford, Jr. and John T. Lawler, include stock units under a benefit equalization plan.

Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executive officers, and persons who beneficially own more than 10% of our outstanding common stock to file reports of their stock ownership and changes in their ownership of our common stock with the SEC. Based on Company records and other information, Ford believes that all SEC filing requirements applicable to its directors and executive officers were complied with for 2024, except that the Company inadvertently omitted a May 15, 2024 restricted stock unit grant from the Form 4 filed for Jennifer Waldo on May 17, 2024. An amendment to the Form 4 reflecting such award was subsequently filed on February 19, 2025.
Certain Relationships and Related Person Transactions

To determine whether related person transactions are beneficial to the Company, such transactions are subject to rigorous review by the Office of the General Counsel, the Nominating and Governance Committee, and outside legal counsel depending on the nature of the transaction.

POLICY AND PROCEDURE FOR REVIEW AND APPROVAL OF RELATED PERSON TRANSACTIONS
Business transactions between Ford and its officers or directors, including companies in which a director or officer (or an immediate family member) has a direct or indirect material interest or a company where such director or officer (or an immediate family member) serves as an executive officer (“related person transactions”) are not prohibited; however, such transactions need to be reviewed by the Board to determine whether they are required to be disclosed. Accordingly, any related person transaction, regardless of amount, is required by our written related person transactions policy to be submitted to the Nominating and Governance Committee in advance for review and approval. All existing related person transactions are reviewed at least annually by the Nominating and Governance Committee. The Office of the General Counsel reviews all such related person transactions, existing or proposed, prior to submission to the Nominating and Governance Committee. The Nominating and Governance Committee may, at its discretion, consult with outside legal counsel.
Any director or officer with an interest in a related person transaction is expected to recuse himself or herself from any consideration of the matter. In all cases, a director or officer with an interest in a related person transaction may not attempt to influence Company personnel in making any decision with respect to the transaction.
The Nominating and Governance Committee’s approval of a related person transaction may encompass a series of subsequent transactions contemplated by the original approval. In such instances, any such approval shall require that the Company make all decisions with respect to such ongoing business relationship in accordance with existing policies and procedures applicable to non-related person transactions (e.g., Company purchasing policies governing awards of business to suppliers, etc.).
RELATED PERSON TRANSACTIONS
In February 2002, Ford entered into a Stadium Naming and License Agreement with The Detroit Lions, Inc. (the “Lions”), pursuant to which we acquired for $50 million, paid by us in 2002, the naming rights to a new domed stadium located in downtown Detroit at which the Lions began playing their home games during the 2002 National Football League season. We named the stadium “Ford Field.” The term of the naming rights agreement, which commenced with the 2002 National Football League season, expires after the 2026 National Football League
Corporate Governance	2025 Proxy Statement	21

season. Benefits to Ford under the naming rights agreement include exclusive exterior entrance signage and predominant interior promotional signage. Beginning in 2005, the Company also agreed to provide to the Lions, at no cost, eight new model year Ford or Lincoln brand vehicles manufactured by Ford in North America for use by the management and staff of Ford Field and the Lions and to replace such vehicles in each second successive year, for the remainder of the naming rights agreement. The cost incurred during 2024 was $68,299. In March 2025, Ford agreed to amend the naming rights agreement to pay the Lions $2 million annually over the final two years of the agreement, and to a potential additional $750,000 payment in the final year of the agreement, for added benefits. In addition, Ford agreed to provide four additional (for a total of twelve) vehicles for use by the Lions each season and discounted vehicle pricing to certain employees of the Lions and Ford Field. At the same time, to extend the relationship with the Lions, Ford agreed to a new 10-year Rights Agreement for an average annual payment of  $12.7 million. In addition, Ford will provide twelve vehicles for use by the Lions each season and discounted vehicle pricing to certain employees of the Lions and Ford Field. The term of the new agreement runs from March 2027 through February 2037. In addition to Ford’s naming rights to the stadium, the agreement also provides for enhanced and expanded Ford branding throughout the stadium and additional sponsorship and promotional benefits. No costs were incurred under the amendment or new agreement in 2024. William Clay Ford, Jr. and his descendants own a minority equity interest in the Lions and Mr. Ford is a director and officer of the Lions.
Paul Alandt, Lynn F. Alandt’s husband, is a minority owner of two Ford franchised dealerships and a Lincoln franchised dealership. In 2024, Ford charged the dealerships about $221.9 million for products and services in the ordinary course of business. In turn, Ford paid the dealerships about $49.2 million for services in the ordinary course of business. Also in 2024, Ford Motor Credit Company LLC, a wholly owned entity of Ford, provided about $416.7 million of financing to dealerships owned by Mr. Alandt and paid about $666,049 to them in the ordinary course of business. The dealerships paid Ford Credit about $402.8 million in the ordinary course of business. Additionally, in 2024, Ford Credit purchased retail installment sales contracts and Red Carpet Leases from the dealerships in amounts of about $27.1 million and $121 million, respectively.
The Marketing Associates Division of Lason Systems, Inc. was acquired in March 2001 by Marketing Associates, LLC (dba OneMagnify), an entity in which our former director Edsel B. Ford II and his family, including our current director Henry Ford III, previously had a controlling equity interest. Before the acquisition, the Marketing Associates Division of Lason Systems, Inc. provided various marketing and related services to the Company, and this continued following the acquisition. Edsel B. Ford II and his family, including our current director Henry Ford III, sold their entire equity interest in Marketing Associates, LLC on June 1, 2022, but continue to have an interest in Marketing Associates, LLC through a promissory note related to such sale, the principal amount of which is tied to revenue received by Marketing Associates, LLC from the Company. In 2024, the Company paid Marketing Associates, LLC approximately $57.6 million for marketing and related services provided in the ordinary course of business through ordinary purchasing processes.
In April 2016, the Company approved an investment of up to $10 million in Fontinalis Capital Partners II, a venture capital fund that invests in next-generation mobility start-up entities. As of January 1, 2025, we have invested approximately $9.99 million. Our investment has yielded several benefits, including: (i) increased early exposure to possible mobility investments; (ii) the ability to invest directly in an entity whether or not the investment fund invests in the entity; and (iii) increased exposure to venture capital mobility expertise. As of January 1, 2025, William Clay Ford, Jr. had a 7.6% interest and Lynn F. Alandt had a 4% interest in the investment fund.
During 2024, our former director Edsel B. Ford II, the father of Henry Ford III, earned $650,000 in fees pursuant to a January 1999 consulting agreement between the Company and Mr. Ford II. The consulting fee is payable quarterly in arrears in cash. Mr. Ford II is available for consultation, representation, and other duties under the agreement to advance Ford’s interests and reputation in Ford Motorsports, historical events, and other occasions. Additionally, the Company provides facilities (including office space) and an administrative assistant to Mr. Ford II. This agreement will continue until either party ends it with 30 days’ notice.
During 2024, the Company employed the husband of Catherine O’Callaghan, who served as Ford’s Vice President, Controller until February 12, 2024, as a Manager in our Customer Relations Center. He received 2024 compensation of approximately $665,775, consisting primarily of salary, bonus, stock awards, and tax gross ups. Ms. O’Callaghan currently serves as the Chief Executive Officer of Ford Credit.
During 2024, William C. Ford III, son of William Clay Ford, Jr. and sibling of one of our directors, Alexandra Ford English, was employed by the Company as General Manager, Ford Performance. Mr. Ford received 2024 compensation of approximately $237,789, consisting primarily of salary and bonus.
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During 2024, Nicholas Ford, son of William Clay Ford, Jr. and sibling of one of our directors, Alexandra Ford English, was employed by the Company as Director, Corporate Strategy. Mr. Ford received 2024 compensation of approximately $138,400, consisting primarily of salary.
From time to time, the Company provides certain limited technology, security and event-related assistance to members of the Ford family. This limited assistance has been deemed consistent with Company governance policies, practices and culture; immaterial to the Company and the individuals receiving such assistance; and consistent with the best interests of the Company and its shareholders.
The following chart shows the process for identification and disclosure of related person transactions.
Stakeholder Engagement
Ford has a philosophy of direct, open, transparent, and frequent engagement with our stakeholders. Throughout each year, management meets with institutional investors to discuss various matters, including long-term strategy; financial and operating performance; risk management; environmental, social, and governance (“ESG”) practices; and executive compensation programs. We also engage with retail investors. These meetings are informative and, where appropriate, we incorporate stakeholder suggestions into our policy, disclosure, and strategic considerations, Proxy Statement, and communications strategy. We engage with stakeholders on matters of corporate governance, including various shareholder proposals received by the Company. Ford adheres to sound corporate governance practices and principles that complement our share capital structure and reinforce the Company’s strong commitment to both long-term sustainability and shareholder value.
2024 was a year of significant progress as we continue to execute against the Ford+ plan. Our industry-leading product portfolio of ICE, hybrid, and electric vehicles is offering customers unprecedented choice without compromise. We are also growing in higher-margin segments and building sustainable recurring revenue streams through our software and services business. To diversify our investor base, we focused our targeting efforts in markets beyond the U.S., including Canada and Europe, and met with investors across investment types and sectors.
Corporate Governance	2025 Proxy Statement	23

Other highlights from 2024 include:
▪
Interacted with shareholders representing approximately 66% of our actively managed institutional ownership and fixed income investors holding approximately 30% of our unsecured debt outstanding, and with potential holders of our equity and debt

▪
Participated in 10 conferences and 16 investor events, including one non-deal roadshow focused on ESG

▪
Held quarterly webcast earnings calls

▪
Completed a broad range of phone calls, emails, and other industry events

Government Affairs Activities
Ford believes that engagement with governmental officials and agencies plays a key role in shaping regulations and legislation that govern our business now and into the future. In an effort to be transparent about the principles that govern our participation in the political process, we share disclosures concerning our political and lobbying activities on our corporate website. Our most recent annual U.S. Political Engagement Report is available at: www.corporate.ford.com. Political engagement information for 2024 will be included in Ford’s annual Integrated Sustainability and Financial Report.
We encourage you to read the report to gain an understanding of our policies and processes regarding political and lobbying activity. Our disclosures include memberships that Ford holds in certain trade associations, any Section 527, 501(c)(4), or ballot initiative contributions, Ford Motor Company Civic Action Fund contributions, and our governance of such contributions. The site also contains various links to our federal disclosure reports. CPA- Zicklin, an independent index that rates corporate disclosures relative to political and lobbying activities, has rated our disclosure with an overall score of 94.29% for 2024 — earning us a “Trendsetter” designation. We believe you will find the disclosure educational and informative.
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Environmental, Social, and Governance
Ford’s purpose has always been bigger than building vehicles. We are driven by a desire to build a better world — one in which every person is free to move and pursue their dreams.
At Ford, we choose to do what we believe is right. For our employees, that means fostering a respectful, safe, and inclusive working environment and providing opportunities to talented and motivated people around the world. For our products, it means constant innovation in what we build and how we build. For our communities, it means prioritizing health, safety, and economic opportunity.
In our 26th year of annual sustainability reporting — and our fifth year of integrating our environmental, social, and financial performance into one report —  we share a detailed view of the tremendous strides made by Ford in the past year. A lot has changed since our last report, but we have never shied away from change. It demands innovation, problem-solving, and hard work: everything we do best.
We are better today than we were yesterday, and tomorrow, we’ll be better still. That’s the road we’re on — the road to better. See more at https://sustainability.ford.com. Some highlights that will be in our 2025 Integrated Sustainability and Financial Report include:

Michigan Central Station opened as a technology and cultural hub in Detroit’s Corktown neighborhood, bringing Ford employees together with external partners, entrepreneurs, and students to help build a better world*

Completed our first double materiality assessment aligned with the EU Corporate Sustainability Reporting Directive, allowing Ford to identify and report against material ESG-related impacts, risks, and opportunities, as well as an updated saliency assessment aligned with the German Supply Chain Due Diligence Act

Achieved CDP’s highest “A” rating for climate change for the sixth year in a row	Founding sponsor of Transform:Auto program, which supports our supply chain in the transition to carbon-free and renewable electricity*

Ranked as the top global automaker in Lead the Charge Coalition’s 2024 Leaderboard report, which evaluates leading automakers on their efforts to eliminate emissions, environmental harms, and human rights violations from their supply chains

Committed to respecting Indigenous Peoples’ rights with Free, Prior, and Informed Consent in our corporate policy and Supplier Code of Conduct, incorporating the UN Declaration on the Rights of Indigenous Peoples

Updated our Supplier Code of Conduct and contractual agreements to increase supply chain transparency and resiliency, requiring suppliers to provide additional supply chain information
Established a new ESG EV Battery Material Management team focused on managing ESG requirements, including on-site visits, at every stage of our EV Battery material supply chain, down to the raw materials

*
Please refer to Appendix II for a Cautionary Note on Forward-Looking Statements

Corporate Governance	2025 Proxy Statement	25

Proposal 1. Election of Directors
IDENTIFICATION OF DIRECTORS
The Charter of the Nominating and Governance Committee provides that the Committee conducts all necessary and appropriate inquiries into the background and qualifications of possible candidates as directors. The Committee identifies candidates through a variety of means, including search firms, recommendations from members of the Committee and the Board, including the Executive Chair and the President and CEO, suggestions from Company management, and recommendations from stockholders. The Committee has the sole authority to retain and terminate any search firm to be used to assist it in identifying and evaluating candidates to serve as directors of the Company. The Company on behalf of the Committee has paid fees to third-party firms to assist the Committee in the identification and evaluation of potential Board members. Ms. Cisneros was recommended by a non-management director.
Fifteen directors will stand for election at this year’s annual meeting. Each nominee has agreed to be named in this proxy statement and to serve if elected. Should any nominee be unable to serve, the persons designated as proxies reserve full discretion to vote for another person, or the Board may reduce its size. If elected, each director will serve until the next annual meeting or until he or she is succeeded by another qualified director who has been elected, or until his or her earlier death, resignation, or removal.
QUALIFICATIONS CONSIDERED FOR NOMINEES
Because Ford is a large and complex company, the Nominating and Governance Committee considers numerous qualifications when considering candidates for the Board. In addition to the qualifications listed below, among the most important qualities directors should possess are the highest personal and professional ethical standards, integrity, and values. They should be committed to representing the long-term interests of all shareholders. Directors must also have practical wisdom and mature judgment. Directors must be objective and inquisitive. Ford recognizes the value of diversity of skills, experience, and demographic background. We endeavor to have a well-rounded Board with experience in areas that are relevant to the Company’s overall business, long-term strategy, risks, and global activities, including business, international operations, finance, manufacturing and product development, marketing and sales, government, technology, risk management, and sustainability. The biographies of the nominees show that, taken as a whole, the current slate of director nominees possesses these qualifications. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, including making themselves available for consultation outside of regularly scheduled Board meetings, and should be committed to serve on the Board for an extended period of time. Directors should also be prepared to offer their resignation in the event of any significant change in their personal circumstances that could affect the discharge of their responsibilities as directors of the Company, including a change in their principal job responsibilities.
Each of the nominees for director is currently a member of the Board of Directors, which met eight times during 2024. Each of the incumbent nominees for director attended at least 75% of the combined Board and committee meetings held during the periods served by such nominee in 2024. The nominees provided the following information about themselves as of the latest practicable date. For each director nominee, we have disclosed the particular experience, qualifications, attributes, or skills that led the Board to conclude that the nominee supports the Company’s strategy and thus, should serve as a director. The matrix below sets forth how each nominee’s unique qualifications and demographic background contribute to creating a well-rounded and effective Board.
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Director Skills and Diversity Matrix
Qualifications and Expertise	Relevance to Ford
Manufacturing	Relevant experience in the manufacturing industry provides valuable insight into our global manufacturing operations.
Current or Former CEO	The significant leadership experience that comes from a CEO role can provide insight on business operations, driving growth and shareholder value, and strengthening corporate culture.
Marketing	Effective marketing and communications are critical to building customer loyalty, deepening customer engagement, and expanding market share.
International	With operations in several countries, international experience helps us better understand opportunities and challenges across global markets.
Government	Experience in government and public policy is critical to our business, which operates in a highly regulated industry.
Finance	Our business involves complex financial transactions and reporting requirements.
Technology	Advanced technologies will be critical to delivering superior products and services to our customers.
Risk Management	The Board plays an important role in risk oversight.
Diversity	Diversity of skills, experience, race and ethnicity, and gender strengthens our competitive advantage and reflects the customers we serve.
Sustainability
Experience with environmental/climate change, talent and culture, and social responsibility initiatives enables us to address key shareholder concern regarding sustainability and corporate responsibility.

Qualifications and Expertise	Casiano	Cisneros	English	Farley	Ford, H.	Ford, W.	Helman	Huntsman	Kennard	May	Mooney	Vojvodich Radakovich	Thornton	Veihmeyer	Weinberg
Manufacturing				■		■				■		■
Current or Former CEO		■		■		■		■		■	■		■	■	■
Marketing	■	■	■	■	■							■
International	■	■		■		■		■	■	■			■	■	■
Government								■	■		■
Finance	■	■	■	■	■	■	■	■	■	■	■	■	■	■	■
Technology		■	■	■		■	■		■	■		■
Risk Management	■	■	■	■	■	■	■	■	■	■	■	■	■	■	■
Sustainability	■	■	■	■	■	■	■	■	■	■	■	■	■	■	■
Racial/Ethnic Diversity
Black / African American									■
Hispanic	■	■
White			■	■	■	■	■	■		■	■	■	■	■	■
Gender Diversity
Female	■	■	■								■	■
Male				■	■	■	■	■	■	■			■	■	■
PROPOSAL 1	2025 Proxy Statement	27

Director Nominees
Kimberly A. Casiano
▪ Age: 67 ▪ Independent Director Since: 2003 Committees: Audit; Nominating and Governance; Sustainability, Innovation and Policy
Experience: Ms. Casiano has been the President of Kimberly Casiano & Associates since 2010. Her firm provides advisory services in marketing, recruiting, communications, advocacy, and diversity. From 1994 through 2009, Ms. Casiano served as President and Chief Operating Officer of Casiano Communications, Inc., a U.S. Hispanic media and direct marketing company. She joined Casiano Communications in 1987 and has held various management positions during her time with the company. Prior to that, Ms. Casiano was a consultant in the Caribbean and Latin America for the U.S. Agency for International Development (A.I.D.) of the U.S. Department of State, focusing on economic development, trade, and investment promotion programs. Ms. Casiano is a member of the founding Board of Directors of the Latino Corporate Directors Association, the global Alumni Board of Harvard Business School, and the Board of Advisors of Moffitt Cancer Center in Tampa. Ms. Casiano also serves as a director of Federal Home Loan Bank of Atlanta.
Reasons for Nomination: Ms. Casiano has extensive domestic and international experience in marketing, sales, media, advertising, customer relationship management (CRM), and direct marketing, particularly in U.S. Hispanic and Latin American markets. Ford benefits from Ms. Casiano’s global business and executive experience cultivated through years spent managing her own company. Ms. Casiano consistently provides Ford with valuable insight on how to reach and engage customers, enterprise risk management systems, and ESG strategy.
Former Public Company Directorships Within the Past Five Years: Mutual of America, a provider of retirement services and investments to employers, employees, and individuals
Adriana Cisneros
▪ Age: 45 ▪ Independent Director Since: 2024 Committees: Nominating and Governance; Sustainability, Innovation and Policy
Experience: Since 2013, Ms. Cisneros has served as Chief Executive Officer (CEO) of Cisneros Group (“Cisneros”), a privately held company with over 95 years’ experience operating businesses globally with divisions focused on media and entertainment, digital advertising solutions, real estate, and social leadership. Previously, Ms. Cisneros served as Vice Chairman and Director of Strategy at Cisneros. Ms. Cisneros serves as a director of Mattel, Inc., AST Spacemobile, Inc., and the Paley Center for Media. She is a trustee of the Knight Foundation and serves on the boards of numerous nonprofit organizations. Ms. Cisneros is a passionate supporter of arts and education and is actively involved in institutions such as the Museum of Modern Art in New York City and its Latin American Acquisitions Committee.
Reasons for Nomination: Ms. Cisneros’ success transforming a family company through innovation and digital strategy provides Ford with valuable experience as the Company continues to improve its leadership in these areas. Her extensive experience operating global businesses in digital advertising solutions, real estate, and social leadership provides valuable insight to the Company. Ms. Cisneros also has extensive public, private, and charitable board experience.
Other Current Public Company Directorships: AST SpaceMobile, Inc., a cellular broadband company, and Mattel, Inc., a global toy and family entertainment company
28 PROPOSAL 1	2025 Proxy Statement

Alexandra Ford English
▪ Age: 37 ▪ Director Since: 2021 Committees: Finance; Sustainability, Innovation and Policy
Experience: From July 2017 to June 2022, Ms. English was an employee of Ford Motor Company, most recently serving as a Director of Global Brand Merchandising, responsible for driving a growth strategy that leveraged Ford’s storied brand, iconic vehicles, and motor sports success to create an expanded collection of lifestyle merchandise. Prior to July 2017, Ms. English was a Director of Corporate Strategy, responsible for the Company’s enterprise strategy, capital allocation strategic process, and connectivity, tech stack, and software strategies. Before joining the strategy team, Ms. English was the Director of Markets and Operations for one of Ford’s internal divisions tasked with developing and bringing to market innovative mobility solutions. In that position, Ms. English was responsible for, among other things, the successful deployment and operation of new Ford business teams in Miami, Austin, and Washington, D.C. Previously, Ms. English was an integral part of one of Ford’s mobility solutions teams, responsible for working with cities to understand how mobility services could be successfully developed and deployed. Prior to joining Ford Motor Company, Ms. English ran merchandising divisions at Tory Burch in New York City and at Gap, Inc. in San Francisco. From May 2020 to May 2021, Ms. English served on the board of Rivian, an automotive company. She earned a bachelor’s degree from Stanford University and an MBA from Harvard Business School.
Reasons for Nomination: Ms. English’s merchandising and retailing experience enables her to provide valuable insights into successful brand management and building trusted relationships with our customers. Ms. English’s experience and leadership in corporate strategy and new vehicle technology provide an important perspective to the Board during the Company’s transformation. Additionally, Ford family members have a special interest in the continuing success of the Company and have always played an important role in the business. Ms. English’s participation on the Board ensures that tradition of family stewardship continues
James D. Farley, Jr.
▪ Age: 62 ▪ Director Since: 2020 Committees: N/A
Experience: Mr. Farley was elected President and Chief Executive Officer of Ford Motor Company effective October 1, 2020, and in March 2022 took on the additional role of President, Ford Model e. Mr. Farley previously served as Chief Operating Officer, overseeing all of Ford’s global markets and automotive operations including Product Development, Purchasing, Enterprise Product Line Management, Manufacturing & Labor Affairs, Marketing, Sales & Service, and Quality & New Model Launch. He also oversaw Mobility Partnerships and Ford Autonomous Vehicles LLC. Mr. Farley has also served as President of New Businesses, Technology and Strategy, leading Ford’s strategic transformation into a higher growth, higher margin business by leveraging smart, connected vehicles and breakthrough customer experiences. As Ford’s Executive Vice President and President of Global Markets, Mr. Farley was responsible for overseeing Ford’s business units around the world, the Lincoln Motor Company, Global Marketing & Sales, and the strategy and business model development for electrified vehicles. From 2015 to 2017, Mr. Farley served as Executive Vice President and President, Ford Europe, Middle East and Africa. Mr. Farley has also served as Executive Vice President of Global Marketing, Sales & Service, and Group Vice President, Global Marketing and Canada, Mexico and South America. Before joining Ford in November 2007, Mr. Farley held various leadership positions at Toyota over a 17-year career. Mr. Farley is also a member and serves on the executive committee of The Business Council.
Reasons for Nomination: As CEO, Mr. Farley is focused on transforming Ford to lead the digital and electric revolution in the automotive industry through the deployment of the ambitious, customer-focused Ford+ plan. The plan includes building a more resilient company that thrives at the intersection of great vehicles, iconic brands, innovative software, and high-value services. Ford benefits from Mr. Farley’s broad experience across the business and deep knowledge of the auto industry. His successes in other areas of the business exhibit his ability to lead the Company and refocus on key growth areas.
Other Current Public Company Directorships: Harley-Davidson, Inc., a global motorcycle manufacturer
PROPOSAL 1	2025 Proxy Statement	29

Henry Ford III
▪ Age: 44 ▪ Director Since: 2021 Committees: Finance; Sustainability, Innovation and Policy
Experience: Mr. Ford serves as an advisor to several early-stage companies and helps develop business plans, growth strategies, and other related matters. Until June 2021, Mr. Ford served as a Director of Investor Relations at Ford Motor Company, responsible for developing and executing a global investor relations strategy. Prior to his Investor Relations role, Mr. Ford served as Associate Director of Ford’s Corporate Strategy skill team where he focused on the development of strategic framework deliverables and vehicle portfolio strategies. Prior to that, Mr. Ford was the Global Marketing Manager for Ford Performance where he launched the marketing and sales strategy for the Ford GT. Since joining the Company in February 2006, Mr. Ford held positions of increasing responsibility in labor relations, purchasing, marketing and sales, and corporate strategy. Mr. Ford serves on the advisory boards of Henry Ford College, Bridging Communities, Operation Hope, Southwest Solutions, and Edgewater Funds. He serves on the Board of Trustees of The Henry Ford, Ford Foundation, Neighborhood Villages, and Ford Piquette Avenue Plant. Mr. Ford earned a bachelor’s degree from Dartmouth College and an MBA from Massachusetts Institute of Technology, Sloan School of Management.
Reasons for Nomination: Mr. Ford’s cross functional experience in labor relations, purchasing, marketing and sales, corporate strategy, and investor relations spanning his 15-year career with Ford provides him with a unique perspective and understanding of Company operations and customer viewpoints. The Board also benefits from Mr. Ford’s prior leadership experience on the Ford Investor Relations skill team as the Company continues its focus on value creation. Additionally, Ford family members have a special interest in the continuing success of the Company and have always played an important role in the business. Mr. Ford’s participation on the Board ensures that tradition of family stewardship continues.
William Clay Ford, Jr.
▪ Age: 67 ▪ Director Since: 1988 Committees: Finance (Chair); Sustainability, Innovation and Policy
Experience: Mr. Ford has served as Chair of the Board of Directors since he was elected to that position in January 1999. He served as Chief Executive Officer of the Company from October 2001 until September 2006 when he was elected Executive Chair. Mr. Ford has held a number of management positions within Ford, including Vice President of the company’s Commercial Truck Vehicle Center. Mr. Ford is Chair of the Finance Committee, a position he has held since 2007 and that he also held from 1995 until October 2001. Mr. Ford is also Vice Chair of the Detroit Lions, Inc., former Chair of the Detroit Economic Club, and a member of the Board of Trustees of The Henry Ford. He also is a member of the Board of Business Leaders for Michigan.
Reasons for Nomination: Mr. Ford has served in a variety of key roles at Ford and understands the Company and its various stakeholders. His long-term perspective and lifelong commitment to the Company adds significant value to the Company’s stakeholder relationships. Mr. Ford has long been recognized for advancing connectivity, efficiency, and freedom of choice in the automobile industry. As an industry leader, and an early and influential advocate for sustainability at the Company, Mr. Ford adds significant value to Board deliberations.
30 PROPOSAL 1	2025 Proxy Statement

William W. Helman IV
▪ Age: 66 ▪ Independent Director Since: 2011 Committees: Finance; Nominating and Governance; Sustainability, Innovation and Policy (Chair)
Experience: Mr. Helman is a General Partner at Greylock Partners, a venture capital investment firm focused on early-stage investments in technology, enterprise software, and consumer internet. He joined Greylock in 1984 and served as Managing Partner from 1999 to 2013. Mr. Helman is on the Board of Trustees of Vornado Realty Trust. He is also a founder and Chairman of the Board of Equal Opportunity Ventures, which backs founders focused on products and services that address income inequality and social mobility.
Reasons for Nomination: Mr. Helman’s experience with technology investments and social media marketing provides a unique and valued perspective as these issues are becoming increasingly important as the auto industry adopts new technologies, develops innovative solutions to personal mobility challenges, and adapts to new social media techniques. Mr. Helman’s expertise in investing in new innovations offers the Board valuable insight as Ford continues to invest in connectivity and mobility technologies in order to deliver innovative products our customers want and value.
Other Current Public Company Directorships: Vornado Realty Trust, a real estate investment trust
Jon M. Huntsman, Jr.
▪ Age: 65 ▪ Director Since: 2020 (also served 2012-2017) Committees: Sustainability, Innovation and Policy
Experience: Governor Huntsman has served as Vice Chairman and President, Strategic Growth at Mastercard Incorporated, a technology company in the global payments industry, since 2024. In his role at Mastercard, Governor Huntsman leads efforts focused on expanding commercial partnerships with governments and public sector institutions along with driving the company’s inclusive growth, philanthropy, and sustainability agenda. From May 2021 to December 2022, Governor Huntsman served as Ford’s Vice Chair, Policy advising the Company’s President and CEO and Executive Chair on strategic policy choices during a period of profound industry change. Governor Huntsman served as the U.S. Ambassador to Russia from 2017 through 2019. He served as the Chairman of the Atlantic Council of the United States from 2014 until 2017 and Chairman of the Huntsman Cancer Foundation from 2012 until 2017. He has previously served as U.S. Ambassador to China and as Deputy U.S. Trade Representative. Governor Huntsman was twice elected Governor of Utah and served from 2005 to 2009. He began his public service career as a White House staff assistant to President Ronald Reagan and has since served appointments as Deputy Assistant Secretary of Commerce for Asia and U.S. Ambassador to Singapore. Governor Huntsman serves as a member of the U.S. Department of Defense Policy Board Advisory Committee and the U.S. Department of State’s Foreign Affairs Policy Board. Governor Huntsman is chair of the board of directors of the World Trade Center Utah and also serves on the boards of directors of the Nuclear Threat Initiative, the National Committee on U.S.-China Relations, and the Huntsman Foundation.
Reasons for Nomination: Governor Huntsman has extensive global policy experience and brings a well-informed and international perspective to the Board. He also provides a valuable perspective from his time overseeing environmental policy as the Governor of Utah. In addition, Governor Huntsman has extensive experience in government service with important insight on government relations at the state, federal, and international levels.
Other Current Public Company Directorships: Chevron Corporation, a holding company of subsidiaries that engage in integrated energy and chemicals operations
Former Public Company Directorships Within the Past Five Years: Mobileye Global, Inc., a company that develops and provides advanced driver assistance systems and autonomous driving technologies and solutions
PROPOSAL 1	2025 Proxy Statement	31

William E. Kennard
▪ Age: 68 ▪ Independent Director Since: 2015 Committees: Finance; Nominating and Governance (Chair); Sustainability, Innovation and Policy
Experience: Mr. Kennard has served as a co-founding partner of Astra Capital Management, a private equity firm since 2016. Mr. Kennard has been a member of the operating executive board of Staple Street Capital, a private equity firm, since 2013. Mr. Kennard served as chairman of the U.S. Federal Communications Commission (FCC) from 1997 to 2001 and served as the FCC’s general counsel from 1993 to 1997. As U.S. Ambassador to the European Union from 2009 to 2013, he worked to eliminate regulatory barriers to commerce and to promote transatlantic trade, investment, and job creation. In addition to his public service, Mr. Kennard was a managing director of The Carlyle Group from 2001 to 2009 where he led investments in the telecommunications and media sectors. He also serves as a trustee of Yale University.
Reasons for Nomination: Mr. Kennard has extensive experience in the public policy, law, telecommunications, and private equity fields. In particular, he has shaped policy and pioneered initiatives to help technology benefit consumers worldwide, and he is regarded as a champion for consumers in the digital age. His significant business expertise, unique perspective, risk management skills, and first-hand knowledge of the technological regulatory landscape help guide our growth strategy, particularly as we accelerate our innovative work and investments in the areas of software and digital services.
Other Current Public Company Directorships: AT&T Inc., a telecommunications service provider, and MetLife, Inc., a financial services company
Former Public Company Directorships Within the Past Five Years: Duke Energy Corporation, a gas and electric utility company
John C. May
▪ Age: 56 ▪ Independent Director Since: 2021 Committees: Compensation, Talent and Culture; Finance; Nominating and Governance
Experience: John C. May has been Chief Executive Officer of Deere & Company (“Deere”), a global leader in the production of agricultural, construction, and forestry equipment and solutions, since November 2019 and Chairman of Deere’s Board of Directors since May 2020. Mr. May is responsible for leading efforts to maximize financial and operational performance and ensure that Deere’s global customer base is provided with advanced products and services. Mr. May joined Deere in 1997 as Director, Business Planning and Development after five years as a management consultant at KPMG Peat Marwick. Prior to being appointed Chief Executive Officer of Deere in 2019, Mr. May served as an officer of Deere as Vice President, Agriculture & Turf Global Platform, Turf & Utility (2009-2012), President, Agricultural Solutions & Chief Information Officer (2012-2018), President, Worldwide Agriculture & Turf Division, Global Harvesting and Turf Platforms, Ag Solutions (Americas and Australia (2018-2019)). Earlier roles included Managing Director of Deere’s China operations during a period of significant growth (2004-2007) and Director, Vehicles Marketing (2003-2004).
Reasons for Nomination: Mr. May has invaluable leadership experience revolutionizing the agriculture and construction industries through the rapid introduction of connectivity and advanced technology. Mr. May’s breadth of management experience and expertise in the areas of global operations, information technology, and manufacturing provide valuable insight into these key areas.
Other Current Public Company Directorships: Deere & Company
32 PROPOSAL 1	2025 Proxy Statement

Beth E. Mooney
▪ Age: 70 ▪ Independent Director Since: 2019 Committees: Audit; Nominating and Governance
Experience: Ms. Mooney served as Chairman and Chief Executive Officer of KeyCorp from May 2011 until May 2020. She joined KeyCorp in April 2006 as Vice Chair of Key Community Bank, and in 2010 was elected to KeyCorp’s board of directors. Ms. Mooney was Chief Financial Officer from 2004 to April 2006 and Senior Executive Vice President from 2000 to 2004 at Alabama-based AmSouth Bancorporation (now Regions Financial Corp). She held senior positions at Bank One Corp., Citicorp Real Estate, Inc., Hall Financial Group, and Republic Bank of Texas/First Republic. Ms. Mooney is a member of the Board of Trustees of the Brookings Institute and a member of the Business Council. In addition, Ms. Mooney is the Chair of the Board of Directors of The Cleveland Clinic and a Trustee of the Board of the Musical Arts Association (The Cleveland Orchestra). She is Past Chair of the Greater Cleveland Partnership, one of the largest Chambers of Commerce in the nation.
Reasons for Nomination: Ms. Mooney has a wealth of experience and deep understanding of the financial industry. Her extensive banking and business experience bring a unique perspective that will enhance the Board during this transformational time in the Company and the industry. Additionally, Ms. Mooney’s extensive experience in risk management and executive matters provides Ford with valuable insight into these key areas.
Other Current Public Company Directorships: AT&T Inc., a telecommunications service provider
Former Public Company Directorships Within the Past Five Years: Accenture plc, a global professional services company, and KeyCorp, a bank holding corporation
Lynn Vojvodich Radakovich
▪ Age: 57 ▪ Independent Director Since: 2017 Committees: Compensation, Talent and Culture (Chair); Nominating and Governance; Sustainability, Innovation and Policy
Experience: Ms. Vojvodich Radakovich has served as a director of Booking Holdings since 2016 and a director of Dell Technologies, Inc since 2019. She is also a member of the Board of Figma, a collaborative design platform that helps teams around the world create software. Ms. Vojvodich Radakovich was Executive Vice President and Chief Marketing Officer of salesforce.com, Inc. (“Salesforce”), a cloud-based software company, from September 2013 until February 2017. In this role, she led Salesforce’s branding and positioning, public relations, digital marketing, content marketing, marketing campaigns, and strategic events. Before joining Salesforce, Ms. Vojvodich Radakovich held marketing leadership roles at Microsoft and BEA Systems, and served as a partner with venture capital firm Andreessen Horowitz. She was the founder of Take3, a marketing strategy firm, and has served as an advisor to start-up and growth-stage technology companies.
Reasons for Nomination: Ms. Vojvodich Radakovich has a wealth of expertise in marketing technology and innovation, market analysis, and the software industry. Ms. Vojvodich Radakovich provides valuable guidance on the use of digital strategies and how the Company should market and position itself in its three customer-centered business segments. Ms. Vojvodich Radakovich’s experience advising start-up and growth-stage technology businesses lends itself to the Company as it continues culture-shaping initiatives to attract talent and deliver a broader suite of mobility products and services.
Other Current Public Company Directorships: Booking Holdings Inc., an online travel reservation company, and Dell Technologies Inc., a provider of integrated technology solutions, products, and services
PROPOSAL 1	2025 Proxy Statement	33

John L. Thornton
▪ Age: 71 ▪ Lead Independent Director Since: 2022 ▪ Independent Director Since: 1996 Committees: Compensation, Talent and Culture; Finance; Nominating and Governance
Experience: Mr. Thornton has served as Chairman of Barrick Gold Corporation since February 2024, following his role as Executive Chairman from April 2014 to February 2024. He also serves as Non-Executive Chairman of PineBridge Investments, a global asset manager, and Chairman of RedBird Capital Partners, a private investment firm. Mr. Thornton serves as lead director on the Boards of Lenovo Group Limited, Divergent Technologies, a digital advanced manufacturing company focused on the automotive and aerospace-defense industries, and Avathon, a leading industrial artificial intelligence company. He is a Professor of Tsinghua University School of Economics and Management in Beijing and serves as the Director of its Global Leadership Program. He is also an Advisory Board member of Tsinghua’s School of Economics and Management and its School of Public Policy and Management. Mr. Thornton is Co-Chair of the Asia Society and Chairman Emeritus of the Brookings Institution in Washington, D.C. Mr. Thornton retired as President and Director of The Goldman Sachs Group, Inc. in 2003. His previous roles include Chairman of Goldman Sachs Asia and Co-Chief Executive of Goldman Sachs International, overseeing the firm’s business in Europe, the Middle East, and Africa. Mr. Thornton is also on the advisory boards or board of trustees of the China Investment Corporation (CIC), China Securities Regulatory Commission, King Abdullah University of Science and Technology, McKinsey Advisory Council, Schwarzman Scholars, and the African Leadership Academy.
Reasons for Nomination: Mr. Thornton has extensive international business and financial experience. Mr. Thornton brings valuable insight into emerging markets gained through his oversight of the presence of Goldman Sachs International on multiple continents. Mr. Thornton’s extensive experience in finance and business matters, both domestically and internationally, is critical to achieving our fitness goals of financing our long-term strategic plan, improving our balance sheet, and creating profitable growth. Mr. Thornton’s unique knowledge brings to the Board valuable insight in international business, especially in China, which has become one of the world’s most important automotive growth markets.
Other Current Public Company Directorships: Barrick Gold Corporation, a mining company, and Lenovo Group Limited, a global technology company
Former Public Company Directorships Within the Past Five Years: AltC Acquisition Corp., a special purpose acquisition company (currently known as Oklo Inc.)
34 PROPOSAL 1	2025 Proxy Statement

John B. Veihmeyer
▪ Age: 69 ▪ Independent Director Since: 2017 Committees: Audit (Chair); Nominating and Governance
Experience: Mr. Veihmeyer served as Chairman of KPMG International, a global accounting firm, from 2014 until his retirement after 40 years with KPMG in September 2017. Before becoming global chairman, Mr. Veihmeyer held numerous leadership roles at KPMG, including U.S. Chairman and Chief Executive Officer from 2010 to 2015, U.S. Deputy Chairman, managing partner of KPMG’s Washington, D.C. operations, and global head of Risk Management and Regulatory. Mr. Veihmeyer currently serves as Chair of the Board of Trustees of the University of Notre Dame. He also serves as Board Chair of the Ladies Professional Golf Association and Chair Emeritus of Catholic Charities of Washington, D.C. Mr. Veihmeyer previously served as a Trustee of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board.
Reasons for Nomination: Mr. Veihmeyer has extensive experience in the accounting profession, both in the United States and internationally, as well as executive leadership experience as Chairman and Chief Executive Officer of KPMG. His experience leading KPMG has provided Mr. Veihmeyer with significant exposure to business operations in every region of the world. Mr. Veihmeyer also previously served on the board of Catalyst, Inc. and has been recognized for his leadership in building and sustaining an inclusive culture. Mr. Veihmeyer has invaluable financial expertise, executive leadership experience, risk management skills, international exposure, and understanding of complex regulatory environments.
Former Public Company Directorships Within the Past Five Years: Zanite Acquisition Corp., a special purpose acquisition company
John S. Weinberg
▪ Age: 68 ▪ Independent Director Since: 2016 Committees: Compensation, Talent and Culture; Finance; Nominating and Governance; Sustainability, Innovation and Policy
Experience: Since February 2022, Mr. Weinberg has served as the Chief Executive Officer and Chairman of the Board of Evercore, an investment banking firm. Prior to February 2022, Mr. Weinberg had been serving as Evercore, Inc.’s Co-Chief Executive Officer and Co-Chairman of the Board of Directors since July 2020. He served as Chairman of the Board of Directors and Executive Chairman of Evercore Inc. beginning in November 2016 until July 2020. Prior to joining Evercore, Mr. Weinberg served as Vice Chairman of the Goldman Sachs Group from June 2006 until October 2015. His career at Goldman Sachs spanned more than three decades, with the majority of his time spent in the investment banking division. Mr. Weinberg currently serves as a board member of New York-Presbyterian Hospital and the Cystic Fibrosis Foundation.
Reasons for Nomination: Mr. Weinberg has extensive experience in finance, banking, and capital markets, as well as a deep understanding of Ford, its history, and the needs of its business. During his time with Goldman Sachs, Mr. Weinberg served as a trusted advisor to Ford and other individual clients. Mr. Weinberg’s financial and risk management expertise will aid the Company in addressing its cost structure, allocating capital, and financing its business plan.
Other Current Public Company Directorships: Evercore Inc.
PROPOSAL 1	2025 Proxy Statement	35

Director Compensation in 2024
(a)	(b)	(c)				(d)	(e)
Name	Fees Earned or Paid in Cash 1 ($)	Stock Awards 2 ($)	Perquisites/ Evaluation Vehicles 3 ($)	Tax Reimbursement ($)	Life Insurance Premiums 4 ($)	All Other Compensation 5 ($)	Total 5 ($)
Kimberly A. Casiano	100,000	214,991	12,648	9,665	264	22,576	337,567
Adriana Cisneros	—	157,495	2,819	700	—	3,519	161,015
Alexandra Ford English	—	314,997	43,896	19,184	264	63,344	378,341
Henry Ford III	100,000	214,991	42,296	17,616	264	60,177	375,168
William W. Helman IV	120,000	214,991	9,571	8,549	—	18,120	353,111
Jon M. Huntsman, Jr.	100,000	214,991	47,768	20,378	264	68,410	383,401
William E. Kennard	120,000	214,991	46,911	17,512	264	64,687	399,678
John C. May II	—	314,997	13,089	12,175	264	25,528	340,525
Beth E. Mooney	100,000	214,991	17,327	10,031	66	27,424	342,415
Lynn Vojvodich Radakovich	125,000	214,991	53,487	26,121	264	79,873	419,864
John L. Thornton	150,000	214,991	12,613	11,728	264	24,605	389,597
John B. Veihmeyer	—	344,993	41,269	22,320	264	63,852	408,846
John S. Weinberg	—	314,997	18,024	16,928	66	35,018	350,015

1
Fees. The Board of Directors makes decisions relating to non-employee director compensation. Any proposed changes are reviewed in advance and recommended to the Board by the Nominating and Governance Committee.

Effective as of January 1, 2017, the Board of Directors agreed that the following compensation will be paid to non-employee directors of the Company:
Annual Board membership fee	$315,000
Annual Lead Independent Director fee	$50,000
Annual Audit Committee chair fee	$30,000
Annual Compensation, Talent and Culture Committee chair fee	$25,000
Annual other Committee chair fees	$20,000
Directors who are also Company employees are not separately compensated for their service on the Board. The compensation paid to James D. Farley, Jr. and William Clay Ford, Jr. in their respective positions of President and CEO and Executive Chair is set forth in the Compensation Discussion & Analysis, beginning on page 42.
Ms. Cisneros elected to receive 100% of her fees in RSUs. The fees paid to Ms. Cisneros were pro-rated for her time of service as a director in 2024 (July 11-December 31).
As discussed in footnote 2 below, a portion of the annual Board membership fee (currently 68%) is paid in RSUs, and directors may elect to receive all or a portion of their remaining fees (including any Committee chair or Lead Independent Director fees) in RSUs pursuant to the 2024 Plan. Pursuant to SEC rules, the dollar value of any fees any director elected to receive in RSUs in excess of the 68% of fees that are paid in RSUs pursuant to the 2024 Plan is shown in the “Fees Earned or Paid in Cash” column.
2
2024 Plan. Effective January 1, 2024, the Board adopted the 2024 Plan, which was approved by shareholders at the 2024 Annual Meeting. The 2024 Plan is structured so that a portion (currently set at 68%) of the annual Board membership fee is paid in RSUs. The amounts shown in column (c) are the grant date values of the RSUs relating to this portion of fees paid under the 2024 Plan. Each Director also has the option of having some or all of his or her remaining fees paid in RSUs pursuant to the 2024 Plan. The RSUs vest immediately upon grant. Each Director had the option to choose when the vested RSUs settle into shares of Ford common stock as follows: (i) immediately on the grant date; (ii) the earlier of five years from the date of grant and separation from the Board; or (iii) upon separation from the Board. The Board adopted the 2024 Plan because the RSUs settle in shares of common stock, thus aligning the interests of directors and shareholders. Directors are not permitted to sell, hedge, or pledge the mandatory portion of the Annual Board fees until after separation from the Board, even if the RSUs settle into shares of common stock prior to separation from the Board. In light of the requirement that approximately 68% of annual director fees are paid in RSUs, and that directors may not dispose of such RSUs or shares of stock until after separation from the Board, there is no minimum share ownership requirement for members of the Board. If dividends are paid on common stock, Dividend Equivalents are paid in additional RSUs on RSU balances for those directors whose RSUs have not settled into shares of common stock. For any directors whose RSUs have settled into shares of common stock, they are required to reinvest dividends on such shares into additional shares of common stock until separation from the Board.

3
Perquisites and Evaluation Vehicle Program. All amounts shown in this column reflect: (i) the cost of evaluation vehicles provided to non-executive Directors; (ii) the cost of gifts made to or on behalf of the directors, and (iii) the cost of healthcare insurance premiums for the seven directors that have elected Company-provided healthcare insurance that is identical to healthcare insurance provided to employees, except that directors do not pay any portion of the premium. We calculate the aggregate incremental costs of providing the evaluation vehicles by estimating the lease fee of a comparable vehicle under our Management Lease Program. The lease fee under

36 PROPOSAL 1	2025 Proxy Statement

that program takes into account the cost of using the vehicle, maintenance, license, title and registration fees, and insurance. We provide non-executive directors with the use of up to two Company vehicles free of charge. Directors are expected to provide evaluations of the vehicles to the Company.
4
Life Insurance. The amounts shown in this column reflect life insurance premiums paid by the Company for each non-employee director. Ford offers non-employee directors $200,000 of life insurance which ends when a director retires. A director can choose to reduce life insurance coverage to $50,000 and lower income imputation. Effective January 1, 2014, the non-employee director life insurance program was changed to allow former employees who become directors to participate in the program and keep the life insurance coverage provided to retired employees.

5
Amounts in table may not sum due to rounding.

Your Board’s recommendation: FOR the election of each of the Director Nominees
PROPOSAL 1	2025 Proxy Statement	37

Proposal 2. Ratification of Independent
Registered Public Accounting Firm
The Audit Committee of the Board of Directors selects and hires the independent registered public accounting firm. You must ratify the Audit Committee’s selection for 2025.
The Audit Committee selected PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) to perform an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with standards established by the Public Company Accounting Oversight Board for 2025. PricewaterhouseCoopers is well qualified and has served as our independent registered public accounting firm since 1946. Representatives of PricewaterhouseCoopers will be present at the meeting with the opportunity to make a statement and answer appropriate questions.
Amounts paid by the Company to PricewaterhouseCoopers for audit and non-audit services rendered in 2024 and 2023 are disclosed in the table below.
Ford management will present the following resolution to the meeting:
“RESOLVED, That the selection, by the Audit Committee of the Board of Directors, of PricewaterhouseCoopers LLP as the independent registered public accounting firm to perform an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with standards established by the Public Company Accounting Oversight Board for 2025 is ratified.”
Your Board’s recommendation: FOR Proposal 2
Fees Paid to Independent Registered Public Accounting Firm
Annually, the Audit Committee pre-approves categories of services to be performed (rather than individual engagements) by PricewaterhouseCoopers. As part of this approval, an amount is established for each category of services (Audit, Audit-Related, Tax Services, and other services). In the event the pre-approved amounts prove to be insufficient, a request for incremental funding will be submitted to the Audit Committee for approval during the next regularly scheduled meeting. In addition, all new engagements greater than $250,000 will be presented in advance to the Audit Committee for approval. A regular report is prepared for each regular Audit Committee meeting outlining actual fees and expenses paid or committed against approved fees. The Audit Committee approved of all of the fees listed in the table below.
Fees Paid to PricewaterhouseCoopers	Year ended December 31, 2023 ($) (000)	Year ended December 31, 2024 ($) (000)
Audit Fees 1	40,700	41,300
Audit-Related Fees 2	3,500	5,700
Tax Fees 3	2,900	2,400
All Other Fees	—	—
TOTAL FEES	47,100	49,400

1
Consists of the audit of the financial statements included in the Company’s Annual Report on Form 10-K, reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, attestation of the effectiveness of the Company’s internal controls over financial reporting, preparation of certain statutory audit reports, and providing comfort letters in connection with Ford Motor Company and Ford Motor Credit Company funding transactions.

2
Consists of support of funding transactions, due diligence for mergers, acquisitions, and divestitures, employee benefit plan audits, attestation services, internal control reviews, and assistance with interpretation of accounting standards.

3
Consists of assistance with tax compliance and the preparation of tax returns, tax consultation, planning, and advisory services, assistance in connection with tax audits, and tax advice related to mergers, acquisitions, and divestitures. Of the fees paid for tax services, we paid 54% and 48% for tax compliance related services in 2024 and 2023, respectively.

38 PROPOSAL 2	2025 Proxy Statement

Audit Committee Report
The Audit Committee is responsible for selecting, subject to shareholder approval, an independent registered public accounting firm to perform the Company’s audits.
The Audit Committee is currently composed of three directors, all of whom meet the independence standards contained in the NYSE Listed Company rules, SEC rules, and Ford’s Corporate Governance Principles, and operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter may be found on the Company’s website, www.corporate.ford.com. The Audit Committee selects, subject to shareholder ratification, the Company’s independent registered public accounting firm.
Ford management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm, PricewaterhouseCoopers, is responsible for performing independent audits of the Company’s consolidated financial statements and internal controls over financial reporting and issuing an opinion on the conformity of those audited financial statements with United States generally accepted accounting principles and on the effectiveness of the Company’s internal controls over financial reporting. The Audit Committee monitors the Company’s financial reporting process and reports to the Board of Directors on its findings. PricewaterhouseCoopers has served as the Company’s independent registered public accounting firm since 1946.
AUDITOR INDEPENDENCE
During the last year, the Audit Committee met and held discussions with management and PricewaterhouseCoopers. The Audit Committee reviewed and discussed with Ford management and PricewaterhouseCoopers the audited financial statements and the assessment of the effectiveness of internal controls over financial reporting contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. The Audit Committee also discussed with PricewaterhouseCoopers the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee, as well as by SEC regulations. In conjunction with the mandated rotation of PricewaterhouseCoopers’s lead engagement partner, the Audit Committee and its chairperson are also directly involved in the selection of PricewaterhouseCoopers’s new lead engagement partner.
PricewaterhouseCoopers submitted to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee discussed with PricewaterhouseCoopers such firm’s independence. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered public accounting firm.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC.
The Audit Committee also considered whether the provision of other non-audit services by PricewaterhouseCoopers to the Company is compatible with maintaining the independence of PricewaterhouseCoopers and concluded that the independence of PricewaterhouseCoopers is not compromised by the provision of such services.
Audit Committee
John B. Veihmeyer (Chair)
Beth E. Mooney
Kimberly A. Casiano
PROPOSAL 2	2025 Proxy Statement	39

Proposal 3. Approval of the Compensation of the Named Executives
The Board of Directors recommends that you vote FOR the compensation of our Named Executives as described in the Compensation Discussion and Analysis (“CD&A”) section of this Proxy Statement.
Our compensation programs focus our executives on, and reward them for delivering, long-term value for Ford, our customers, and stakeholders. The CD&A, beginning on page 42, details our executive compensation philosophy, policies, and practices.
We engage with shareholders throughout the year, including discussing our compensation program and practices, and we also obtain feedback through this annual Say-on-Pay vote. Although this advisory vote is non-binding, the results of this vote and the views expressed by our shareholders in these discussions will inform the Compensation, Talent and Culture Committee’s future decisions about executive compensation. At the 2023 Annual Meeting, you approved our proposal to provide you with this advisory voting opportunity on an annual basis.
Ford management will present the following resolution to the meeting:
“RESOLVED, That the Company’s shareholders approve, on an advisory basis, the compensation of the Named Executives, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Shareholders.”
Your Board’s recommendation: FOR Proposal 3
40 Proposal 3	2025 Proxy Statement

CD&A GLOSSARY
Capitalized terms, not otherwise defined in this CD&A, have the meaning ascribed below:
2024 PSU TSR Peer Group	The peer group identified on page 53 against whom Ford’s rTSR over a three-year performance period will be measured to determine the results and payout of Ford’s 2024 PSU grants to Named Executives.
BEP-Company Match	Benefit Equalization Plan-Company Matching Contribution
BEP-FRP	Benefit Equalization Plan-Ford Retirement Plan
BEP-GRP	Benefit Equalization Plan-General Retirement Plan Contribution
Board	Ford’s Board of Directors
Bonus Plan	Annual Performance Bonus Plan
CD&A	Compensation Discussion & Analysis
CEO	Chief Executive Officer
Committee	The Compensation, Talent and Culture Committee of the Board
Company	Ford Motor Company, also referred to herein as “Ford,” “we,” or “us”
Compensation Survey Peer Group	The peer group(s) the Committee uses as one of several factors in evaluating the competitiveness of overall compensation opportunities and specific elements of compensation for Ford’s executive officers. See “Competitive Survey” beginning on page 62 for more information on Compensation Survey Peer Groups.
DB SERP	Defined Benefit Supplemental Executive Retirement Plan
DC SERP	Defined Contribution Supplemental Executive Retirement Plan
EBIT	Earnings before interest and taxes. Adjusted EBIT is a non-GAAP financial measure. See Appendix III to this Proxy Statement for more information on Adjusted EBIT and its reconciliation to its most comparable GAAP measure (Net Income/(Loss) Attributable to Ford).
ESAP	Executive Separation Allowance Plan
Ford	Ford Motor Company, also referred to herein as the “Company,” “we,” or “us”
FRP	Ford Retirement Plan (FRP) Contribution (eligible to employees hired January 1, 2004 and after), part of SSIP as of December 31, 2018
GRP	General Retirement Plan (eligible to employees hired before January 1, 2004)
LTIP	The Ford Motor Company 2023 Long-Term Incentive Plan
Named Executives	The executive officers of Ford identified on page 43
Non-PEO Named Executives	All Named Executives other than the PEO
NYSE	New York Stock Exchange
PEO	Principal Executive Officer; for Ford, this is our CEO
PSU	Performance Stock Unit
RSU	Restricted Stock Unit
rTSR	Relative Total Shareholder Return
SEC	United States Securities and Exchange Commission
SRP	Select Retirement Plan (for defined benefit participants)
SSIP	Savings and Stock Investment Plan
SSIP-Company Match	Company matching contributions (eligible to employees hired January 1, 2004 and after) provided under the SSIP
CD&A Glossary	2025 Proxy Statement	41

COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)
This CD&A provides a detailed description of our executive compensation philosophy and strategy, explains how Ford’s Compensation, Talent and Culture Committee (the “Committee”) oversees and implements the Company’s executive compensation program, and reviews the Committee’s decisions regarding 2024 compensation for Named Executives.
CD&A Table of Contents

42 COMPENSATION DISCUSSION AND ANALYSIS	2025 Proxy Statement

OUR NAMED EXECUTIVES
The titles below reflect the position of each Named Executive as of December 31, 2024. Biographical information concerning our Named Executives and their ages can be found under the heading “Information about Our Executive Officers” in our Annual Report on Form 10-K for the year ended December 31, 2024.
2024 NAMED EXECUTIVES

James D. Farley, Jr.	John T. Lawler	William Clay Ford, Jr.	J. “Doug” Field	Peter C. Stern*
President and Chief Executive Officer	Vice Chair and Chief Financial Officer	Executive Chair	Chief EV, Digital, and Design Officer	President, Ford Integrated Services

*
Mr. Stern resigned from the Company effective as of December 31, 2024.

FULL-YEAR 2024 BUSINESS HIGHLIGHTS
Ford+ Plan Positions Company for Long-Term Value Creation
The Ford team continued to adeptly manage through a complex landscape that includes technological, regulatory, competitive, and geopolitical change while making progress on its Ford+ plan for growth and value creation.
In 2024, the company recorded solid profits on record revenue of  $185 billion, which increased 5% year-over-year. This marks the fourth consecutive year of top-line growth, proving that our leading product portfolio of gas, diesel, hybrid, and electric vehicles is enabling global growth and offering customers unprecedented choice and value.
Our top-line success was supported by our Ford+ plan and the strategic decision several years ago to focus our business on three customer-centered automotive businesses — Ford Blue, Ford Model e, and Ford Pro — and streamline our global product lineup to leverage our strengths, including vehicles for work, performance, and adventure.
In addition to our iconic vehicles, the Ford+ plan supports a digital transformation that encompasses advanced technologies in our vehicles, while also building a powerful software and services business that creates lasting relationships with our customers, sustainable recurring revenue streams, and new avenues for growth. Across our three automotive businesses, Ford has reached 865,000 paid software subscriptions, an increase of close to 40% year-over-year with gross margins above 50% — an important step in improving customer satisfaction and loyalty and building a higher-margin, less cyclical business.
The management team continues to make progress on quality and costs, with more work to do. In the second half of 2024, we delivered $500 million in net cost reductions. Our free cash flow is stronger and more consistent than just a few years ago.
With Ford+, we are remaking the company into a higher-growth, higher-margin, more capital efficient, and more durable business. We believe that the key metrics in moving this transformation forward are reflected in our compensation program with the Bonus Plan focusing on financial stability, delivering quality to our customers, and growth for the future while our PSU program maintains strong alignment with our shareholders by focusing on relative total shareholder return. Our results for 2024 reflect our progress towards these key metrics and the significant obstacles we encountered with respect to quality and warranty cost, which leave opportunities for continued growth.
COMPENSATION DISCUSSION AND ANALYSIS	2025 Proxy Statement	43

2024 Ford+ Business Highlights
Ford +

◦
Continued to build a world-class team with domain expertise in areas such as supply chain management, manufacturing, software, and digital experiences; developing our high-performance culture with compensation tied directly to key company goals that will deliver shareholder value.

◦
Responded effectively to electric vehicle market dynamics including a slower rate of growth than expected, significant price competition, and a new group of low-cost, technologically advanced competitors. The team broadened the electrification strategy to bring to market additional hybrid vehicles, rationalized the EV product roadmap, and resized battery manufacturing capacity — all important steps to building a competitive, successful, and profitable EV business.

◦
Managed complicated geopolitical issues around the world and continued the successful turnaround of our international business, recording positive EBIT outside North America for the third year in a row. Ford of China contributed $900 million in EBIT, including exports. In Europe, where the auto industry faces unprecedented competitive, regulatory, and economic headwinds, we are restructuring business operations to be cost competitive and working with governments, labor unions, and other stakeholders to ensure a long-term sustainable future.

◦
Improved three months in service quality on 2024 models resulting in Ford moving up 14 positions in the J.D. Power 2024 Initial Quality Study. Reduced the number of safety recall notices issued by 45% between 2022 and 2024.

◦
Refurbishing and reinventing Detroit’s once abandoned Michigan Central Station as a technology and innovation hub that can attract new talent and partners.

◦
Continued to serve communities around the world, including working with Ford Philanthropy to rebuild communities impacted by weather-related disasters.

Ford Blue

◦
Reported Ford Blue revenue of  $101.9 billion with EBIT of  $5.3 billion and an EBIT margin of 5.2%. The Ford brand was No. 1 in the U.S. in terms of share of revenue.

◦
Continued Ford’s truck leadership. The F-Series was America’s No. 1 selling truck for the 48th straight year. The Ranger was named the 2025 North American Truck of the Year and is a significant contributor to growth in markets outside of North America. Ford Puma was the No. 1 selling vehicle in the U.K.

◦
Recorded 40% sales increase of hybrid vehicles in 2024 over 2023. Ford is No. 1 in hybrid trucks in the U.S. with an estimated 75% segment share.

Ford Model e

◦
Ford was the America’s No. 2 electric vehicle brand for the third consecutive year

◦
Mustang Mach-E sales rose 27%, making it the second best-selling electric SUV in the U.S. behind Tesla’s Model Y in 2024. F-150 Lightning sales increased 39% and E-Transit sales rose 64% this year compared to 2023.

◦
Ford led the industry with The Ford Power Promise, which includes the complimentary installation of home charging. By making it easy to fill up at home, The Ford Power Promise helps make EV ownership easy and gives customers the confidence to choose a Ford EV.

◦
Expanded availability of Ford’s industry-leading BlueCruise hands-free driving technology in the United States and to 17 other countries, where it has now been used to travel more than 310 million miles.

Ford Pro

◦
Increased Ford Pro’s revenue to $66.9 billion, a 15% increase year-over-year. Achieved EBIT of  $9 billion, rising $1.8 billion  — an EBIT margin of 13.5%.

◦
Extended Ford Pro’s industry leadership as the top selling commercial vehicle brand in Europe for the 10th straight year. Ford Transit is America’s No. 1 selling van.

◦
Delivered high-margin software and physical services to commercial customers which contributed 13% to Ford Pro’s EBIT. Ford Pro’s Intelligence software subscriptions were up 27% year-over-year to nearly 650,000 including telematics, fleet, and charging management software.

Ford Credit

◦
Delivered EBT of  $1.7 billion and 8% growth in receivables; improved customer access and loyalty with products such as Flex Buy and extended terms; significantly progressed digital tools, including prequalification, online applications, and self-service.

44 COMPENSATION DISCUSSION AND ANALYSIS	2025 Proxy Statement

Executive Compensation Overview
TOTAL REWARDS PHILOSOPHY AND GUIDING PRINCIPLES
Our Total Rewards Philosophy and Guiding Principles are designed to enable Ford to attract and retain key, transformative talent that will propel the Company to achieve the Ford+ plan. The Committee regularly reviews the Philosophy and Principles and adopts changes as necessary to ensure our programs align with our strategic direction and talent strategy.
TOTAL REWARDS PHILOSOPHY
Fundamental to delivering Ford+ is the attraction, retention, and development of amazing talent who are excited about our purpose and obsessed with excellent products and services.
Total rewards programs are an important part of the Company’s overall value proposition, which also includes challenging and rewarding work, empowerment, career development opportunities, and being part of a leading company with a diverse workforce who care for each other.
GUIDING PRINCIPLES
The Guiding Principles below reflect our commitment to hiring great talent and inspiring excellence across the organization:

Results-focused programs in alignment with shareholder interests that reward short and long-term success at the enterprise, division, team, and individual levels.	Attractive and competitive in the market for talent with the desired skills and capabilities, prioritizing individual expertise and contribution over hierarchy.	Inclusive and equitable, irrespective of gender, race, or similar personal characteristics.	Affordable to the business, making intentional choices about Total Rewards investments that distinguish Ford as an employer.	Responsive to changing industry, company, and employee priorities through program design.	Simple and transparent programs and experiences that meet a diverse set of employee needs.
ELEMENTS OF EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS	2025 Proxy Statement	45

Underlying our compensation programs is an emphasis on sound governance practices. These practices include:
WHAT WE DO	WE DO NOT

Perform annual say-on-pay advisory vote for shareholders

Pay for performance

Use appropriate peer group when establishing compensation

Balance short- and long-term incentives

Align executive compensation with shareholder returns through long-term incentives

Cap individual payouts in incentive plans

Include clawback provisions in our incentive grants (see Clawback Policies on page 65)

Maintain robust stock ownership guidelines for Named Executives

Prohibit officers from hedging their exposure to Ford common stock and limit officers’ pledging of Ford common stock (see Risk Assessment Regarding Compensation Policies and Practices on pages 14-15)

Condition grants of long-term incentive awards on non-compete and non-disclosure restrictions

Mitigate undue risk-taking in compensation programs

Retain a fully independent external compensation consultant whose independence is reviewed annually by the Committee (see Compensation, Talent and Culture Committee Operations on pages 15-16)

Include a double-trigger change in control provision for equity grants

Provide evergreen employment contracts

Guarantee increases to base salaries

Provide incentives that encourage unnecessary risk-taking

Reprice options, which have not been granted since 2020

Pay out dividend equivalents on equity awards during vesting periods or performance periods

Provide excessive perquisites

EXECUTIVE COMPENSATION HIGHLIGHTS FOR 2024
The Committee continually reviews performance-based plans for alignment with our ability to deliver products and services as committed to in the Ford+ plan.
Bonus Plan and PSU Design: With our ambitious Ford+ plan in mind, the Committee approved metrics and weightings shown below for the 2024 Annual Performance Bonus Plan and PSUs granted to Named Executives in 2024 (the “2024 PSU Grants”).

The 2024 Annual Performance Bonus Plan metrics represent core financial stability (Company Adjusted EBIT Margin), improvement in delivering quality to our customers (Quality), and growth in two areas crucial to our future (Global Electric Vehicle Retail Volume and Connected Services Revenue). These metrics tie to our Ford+ Plan and represent short-term stepping stones that we expect to drive sustainable long-term value creation for shareholders.

46 COMPENSATION DISCUSSION AND ANALYSIS	2025 Proxy Statement

The 2024 PSU design, which gives 100% weight to our three-year rTSR, clearly ties executive long-term incentive opportunities with our ability to deliver market-leading value to our shareholders.

Merit Increases. The Committee reviews salaries of the Named Executives annually and at the time of a promotion or other major change in responsibilities. The Committee intends for individual performance to have a material impact on executive compensation. As such, Messrs. Lawler, Field, and Stern received merit salary increases of 3.7% in 2024 as detailed in the Executive Snapshots section below.
Vice Chair Appointment. In May 2024, the Committee approved compensation changes for Mr. Lawler in connection with his appointment as Vice Chair of the Company. There was no change to his base salary in connection with his appointment as Vice Chair. The Committee approved an increase in his annual bonus target to 150%, increased his annual RSU target from $4,000,000 to $6,500,000, increased his DB-SERP contribution from 0.8% to 0.9%, and authorized Mr. Lawler’s use of the Company aircraft in accordance with Company policy.
NAMED EXECUTIVE TARGET TOTAL DIRECT COMPENSATION
Consistent with our Total Rewards Philosophy and Guiding Principles, Named Executive compensation is heavily weighted towards performance. More than 80% of each Named Executive’s target opportunity is variable compensation, and a majority of our Named Executives’ target compensation is contingent on meeting incentive plan metrics tied to our strategic objectives.
The Committee structures executives’ compensation to be competitive with similar roles elsewhere while being aligned with Ford’s long-term business objectives. The Committee attempts to balance these goals by analyzing the market for executive talent, our business results and forecasts, and our key strategic goals.
The following chart shows how the majority of our Named Executive’s target total direct compensation is performance-based or “at-risk” based on our performance and our stock price. The Company’s overall target allocation is competitive with that of our Compensation Survey Peer Group as discussed under the heading “Competitive Survey” below.

COMPENSATION DISCUSSION AND ANALYSIS	2025 Proxy Statement	47

2024 Named Executive Compensation
EXECUTIVE SNAPSHOTS
James D. Farley, Jr.	2024 Compensation ($000) Mr. Farley’s 2024 Base Salary and LTIP Award are unchanged from 2023.
President and Chief Executive Officer
2024 Performance	Bonus Plan Award Individual Performance Factor: 69%

▪
Led company to deliver solid financial results in 2024 including $10.2 billion (EBIT) on record revenue of nearly $185 billion. EBIT declined from 2023 by 2% and was short of the Company Adjusted EBIT Margin target.

▪
Recruited top talent globally to execute the Ford+ plan.

▪
Continued to drive a more focused and differentiated product strategy to capitalize on Ford’s strengths in vehicles for work, performance, and adventure with a wide choice of powertrains.

▪
Advanced multi-billion-dollar turnaround in Ford’s international operations, including delivering profits at Ford’s operations in China, South America and International Markets Group. Initiated a restructuring in Europe, given the changing market dynamics and the need to position the business for profitable growth.

▪
Fell short of achieving Company quality goals for 2025 despite some progress. The company has delivered a 21% improvement in “three months in service” quality performance since 2020 and reduced the number of safety recall notices issued by 45% between 2022 to 2024.

▪
Did not meet overall Company cost reduction objectives. The company, however, made progress on cost, most notably a $500 million absolute reduction in the second half of 2024 and continued cost reduction on in-market electric vehicles.

▪
Continued to build Ford’s software and services business, which is key to building a higher profit and less cyclical business.

▪
FordPro’s software and physical services represented 13% of Pro’s EBIT in 2024, in line with longer-term objective of 20%. FordPro’s revenue increased 15% to $67 billion with a full year EBIT of  $9 billion, a margin of 13.5%.

▪
Recorded the best-ever electric vehicle sales globally, however, our retail volume fell short of targets.

▪
Lincoln delivered its highest retail sales in the U.S. in 17 years.

▪
Expanded Ford’s performance and motor sports strategy to build Ford’s brand, drive highly profitable sales of on and off-road performance vehicles, and speed innovation.

▪
Continued modernization of the company to improve competitive fitness, including building new office facilities, IT upgrades and manufacturing plant improvements.

48 COMPENSATION DISCUSSION AND ANALYSIS	2025 Proxy Statement

John T. Lawler	2024 Compensation ($000) Mr. Lawler’s 2024 Base Salary reflects a 3.7% merit increase from 2023.
Vice Chair and Chief Financial Officer1
2024 Performance	Bonus Plan Award Individual Performance Factor: 80%

▪
Did not meet Company target for Adjusted EBIT Margin. Delivered solid financial results in 2024 including $10.2 billion (EBIT) on record revenue of nearly $185 billion.

▪
Successfully managed balance sheet, cash and liquidity positioning the company for success during the unprecedented industry transformation.

▪
Partnered with the leadership team to drive capital efficiencies across the company with net efficiencies approaching 10%.

▪
Did not meet overall Company cost reduction objectives. Collaborated with operations to establish robust action plans to close competitive cost gaps.

▪
Facilitated the successful completion of a $9.6 billion Department of Energy loan to BlueOval SK, LLC (the company’s 50-50 joint venture) to partially fund electrification investments.

▪
Drove robust cash flow generation with Free Cash Flow and Cash Conversion above target, although Adjusted Free Cash Flow was slightly lower than the year before.

▪
Effectively managed transformation of key financial systems including roll-out of new IERP system.

▪
Demonstrated strong management of the control environment and enterprise risk management.

▪
Progress building the finance function for the future with key external hires and development of key talent; operationalizing new ways of working and developing key capabilities across all levels.

William Clay Ford, Jr.	2024 Compensation ($000) Mr. Ford’s 2023 Base Salary and LTIP Award are unchanged from 2023.
Executive Chair
2024 Performance	Bonus Plan Award Individual Performance Factor: 69%

▪
Shaped the direction of Ford’s highest priority strategic initiatives and partnerships through thought leadership and relationship-building with global stakeholders.

▪
While Ford delivered solid 2024 financial results, the company fell short of key performance goals, including Adjusted EBIT Margin, cost, and quality.

▪
Engaged strategically with governmental leaders and policymakers to advance Ford’s policy objectives around the world, including on trade, economic and regulatory issues affecting the company.

▪
Provided advice and counsel on strategy, brand, talent and culture to Jim Farley and senior leaders throughout the company.

▪
Positioned Ford to attract new talent and ideas by playing a central role in the execution of strategic projects, including the multi-year restoration of Michigan Central Station as a high-profile innovation district.

▪
Engaged with Ford’s employees, dealers, nonprofit partners, and communities to protect and reinforce Ford’s corporate reputation as a highly trusted company.

1
Mr. Lawler served as Chief Financial Officer for the entire year ended December 31, 2024 and Vice Chair of the Company effective from June 3, 2024. Effective as of February 6, 2025, he serves solely as Vice Chair of the Company.

COMPENSATION DISCUSSION AND ANALYSIS	2025 Proxy Statement	49

J. Doug Field	2024 Compensation ($000) Mr. Field’s 2024 Base Salary reflects a 3.7% merit increase from 2023.
Chief EV, Digital and Design Officer
2024 Performance	Bonus Plan Award Individual Performance Factor: 69%

▪
Advanced EV Development Team (“Skunkworks”) delivered on all 2024 milestones and on track for production date.

▪
Did not achieve cost and profitability objectives for the total EV product portfolio.

▪
Realigned strategy for Battery Supply Chain Team around EV market changes, including factories, partnerships, and government.

▪
Launched Tesla Supercharging on Ford EV’s. Adapter availability did not meet plan, which limited customer adoption in 2024.

▪
Launched Ford’s first Google Automotive-based infotainment system, and multiple Integrated services products.

▪
Continued to advance BlueCruise with ADAS Team with automated lane changing and major performance increases, but over-the-air software capability limited deployment beyond new launches.

▪
Did not achieve 2025 model year Software and Electronics quality objectives, and prior model year warranty increased significantly due to field software issues.

▪
Strengthened the Digital and Design Teams with key leadership hires in Software and Electronics, and appointment of Ford leaders in Design and Platform Program Management.

Peter C. Stern	2024 Compensation ($000) Mr. Stern’s 2024 Base Salary reflects a 3.7% merit increase from 2023.
President, Ford Integrated Services (through December 31, 2024)
2024 Performance	Bonus Plan Award Individual Performance Factor: N/A

▪
Mr. Stern resigned from the Company effective as of December 31, 2024. As a result, he received no Annual Performance Bonus Plan payout for 2024, and he forfeited his entire 2024 LTIP Award.

▪
Ford Integrated Services exceeded 2024 revenue targets and significantly exceeded 2024 profit targets for Integrated Services.

▪
Ford Integrated Services developed new go-to-market plans including dealer revenue share programs, universal seller program for Ford Pro Intelligence, and both online and offline direct models to complement and support the work done by our dealer network.

▪
Ford Integrated Services dispositioned most non-core services businesses and internally announced remaining dispositions to take place by mid-2025.

▪
Ford Integrated Services published its first multi-year product cycle plan, including product and feature definitions, and availability by vehicle.

▪
Ford Integrated Services prepared comprehensive multi-year business plans to drive continued growth and competitiveness for Ford.

*
Base salaries above are presented as of April 1, 2024 (the date merit increases went into effect). Year-over-year salary increases are measured from the date merit increases went into effect the prior year.

50 COMPENSATION DISCUSSION AND ANALYSIS	2025 Proxy Statement

The interests of our executives are closely aligned with those of our shareholders.
ANNUAL PERFORMANCE BONUS PLAN

The Company’s annual cash bonus program incentivizes executives to work together to advance the Company’s strategic objectives and deliver on the Ford+ plan. Cash bonuses for executives and certain other employees, are made under the Annual Performance Bonus Plan. The 2024 Annual Performance Bonus Plan metrics emphasized the Company’s commitment to improving quality, leading a future that is increasingly driven by electrification and connectivity, and creating long-term growth and stakeholder value. For 2024, the Quality metric consisted of Repairs/1,000 within the first 90 days of ownership, which is a well understood industry standard metric that has a high correlation to time-in-service quality and to warranty cost per unit, both of which are critical to our competitiveness and business performance.

Individual targets for the Annual Performance Bonus Plan are established by the Committee annually after considering, among other things, individual job duties and levels of responsibility, internal pay equity, and the results of competitive benchmarking. The targets for the 2024 performance period for the Named Executives are as follows:
Name	Target as % of Salary at December 31, 2024
James D. Farley, Jr.	200%
John T. Lawler	150%
William Clay Ford, Jr.*	59%
J. Doug Field	125%
Peter Stern	N/A

*
As in past years, Mr. Ford’s Annual Performance Bonus target remained at $1 million in order to focus his total rewards package on long-term performance rather than short-term performance.

**
Mr. Stern resigned from the Company effective as of December 31, 2024. As a result, he had no Annual Performance Bonus Plan individual target as of that date. Prior to Mr. Stern’s resignation, his Annual Performance Bonus Plan individual target was 125%.

2024 ANNUAL PERFORMANCE BONUS PLAN RESULTS
Annual Performance Bonus Plan awards are based on a pre-established scale with various levels of achievement for each metric. The Committee believes that a scale which allows a maximum award of 200% of target incentivizes executives to exceed business objectives and is in line with competitive opportunities under bonus plans within our peer group. Conversely, if minimum performance levels are not met for all metrics, the payout is zero.
COMPENSATION DISCUSSION AND ANALYSIS	2025 Proxy Statement	51

BONUS PLAN PERFORMANCE METRICS & WEIGHT		TARGET		RESULT
Company Adj. EBIT Margin (%)	40%	6.0%	5.5%	90%
Global EV Retail Volume to Customers (000)	20%	196.3	172.5	88%
Connected Services YOY Revenue Growth (%)	10%	123%	137%	156%
Quality (R/1,000 at 3MIS)	30%	53	67	0%
COMPANY RESULT				**69%**

As indicated above, our overall achievement against the targets set for our 2024 Annual Performance Bonus Plan yielded a business performance factor of 69%. This result was largely driven by challenges in the quality metric.
The final cash award paid to each Named Executive reflects adjustments based on individual performance toward key performance indicators and objectives and is set forth in their Executive Snapshots above. The Committee determined that it was appropriate to assign each Named Executive the individual performance factor set forth in their Executive Snapshot. The Committee believes the final 2024 payouts for the Named Executives are consistent with the performance-based nature of the Annual Performance Bonus Plan, holding executives accountable for and emphasizing the importance of both their individual performance and the performance of the Company.
LONG-TERM INCENTIVE PLAN
The Company’s equity-based long-term incentive program aligns executives’ interests with shareholder interests and promotes the long-term interests of the Company with a focus on total shareholder return. The structure of the LTIP directly furthers the Ford+ plan by incentivizing participating employees, including the Named Executives, to make decisions that promote long-term growth and return for the Company.
52 COMPENSATION DISCUSSION AND ANALYSIS	2025 Proxy Statement

Elements of Annual Long-Term Incentive Awards
Structure of PSU Grants
PSU awards provide a significant compensation opportunity tied to Ford’s long-term performance. For PSUs granted in 2024, the number of shares awarded as final awards in 2027 will depend entirely on Ford’s rTSR over a three-year performance period among a peer group consisting of other automotive manufacturers, including electric vehicle manufacturers (the “2024 PSU TSR Peer Group”). Final awards range from 0% to 200% of the target opportunity. The Committee selected rTSR as the sole performance metric for the 2024 PSU Grants because it provides a simple and transparent objective metric of Ford’s long-term performance. Just as the Ford+ plan focuses our teams on long-term growth and return, our 2024 PSU Grants are structured to do the same, focusing emphatically on the value we create for shareholders.
The Committee chose to use the 2024 PSU TSR Peer Group, which consists of companies closely aligned with our business (global automotive manufacturing) rather than the Compensation Survey Peer Group (discussed on pages 62-63) because our TSR performance is more closely correlated with these companies, while our Compensation Survey Peer Group reflects the more expansive set of competitors with which we compete for talent. The 2024 PSU TSR Peer Group is unchanged from 2023 and consists of the following companies:
2024 PSU TSR Peer Group
BMW	Renault
BYD and NIO*	Rivian
General Motors	Stellantis
Honda	Subaru
Hyundai	Suzuki
Kia	Tesla
Mercedes-Benz Group	Toyota
Nissan	Volkswagen

*
Aggregated as one for purposes of TSR measurement

COMPENSATION DISCUSSION AND ANALYSIS	2025 Proxy Statement	53

Awards Pursuant to Offer Letters
Under the terms of his offer letter, Mr. Field received an additional equity award on November 15, 2024, that was designed as a “make-whole” award to offset the value of certain equity-based compensation Mr. Field forfeited from his former employer when he joined the Company. As specified in Mr. Field’s offer letter, this award was made under the LTIP in the form of RSUs vesting 33% immediately upon grant, 33% one year from the grant date, and the remaining 34% two years from the grant date, with the number of RSUs determined by dividing a target value of  $6,000,000 by the fair market value (closing price) of Ford common stock on the grant date of his initial signing equity award which was granted on November 15, 2021.
▪
The fair market value of Ford common stock on November 15, 2021, was $19.86. As such, the total number of RSUs awarded to Mr. Field on November 15, 2024, was 302,114, which had a grant date fair value of $3,326,275. The fair market value (closing price) of Ford common stock on November 15, 2024, was $11.01. While the closing price as of the date of grant is lower than the closing price that determined the number of RSUs granted, no adjustments will be made to the award. As a result, the share price will need to grow meaningfully in order for Mr. Field to receive the value intended in the award agreement.

Under the terms of his offer letter, Mr. Stern received an additional equity award under the LTIP on November 15, 2024. Because Mr. Stern’s employment with Ford ended on December 31, 2024, the RSUs granted on November 15, 2024 were forfeited.
Value of 2024 Annual Long-Term Incentive Awards
Annually, the Committee determines a target dollar value of equity awards to be granted under the LTIP for each executive after considering, among other things, individual job duties, levels of responsibility, future contributions, the retentiveness of equity allocations, and the results of competitive benchmarking. The Committee determines the number of shares subject to grant by converting the Committee-determined target dollar value of equity awards into a number of PSUs (60%) and RSUs (40%) based on the fair market value (closing price) of Ford common stock on the date of grant.
2024 LTIP Target Opportunity
Name	PSUs	RSUs	Total
James D. Farley, Jr.	$9,744,000	$6,496,000	$16,240,000
John T. Lawler	$2,592,000	$1,728,000	$4,320,000
William Clay Ford, Jr.	$7,596,000	$5,064,000	$12,660,000
J. Doug Field	$5,280,000	$3,520,000	$8,800,000
Peter Stern	$2,640,000	$1,760,000	$4,400,000
54 COMPENSATION DISCUSSION AND ANALYSIS	2025 Proxy Statement

2022 PSU RESULTS AND PAYOUTS
The performance period of the PSUs granted to our Named Executives in 2022 ended on December 31, 2024 (the “2022 PSU Grants”). The structure, metrics, and weightings for the 2022 PSU Grants are detailed below. The
2022 PSU TSR Peer Group
3M	General Dynamics
Aptiv	GE Aerospace*
Boeing	General Motors
BorgWarner	Honda
BMW	Honeywell
Caterpillar	Hyundai
Continental	Magna
Mercedes-Benz Group**	Raytheon Technologies
Deere	Stellantis
Denso	Tesla
Dow	Toyota
DuPont	Volkswagen
* GE Aerospace is the legal successor to General Electric.
** Daimler was renamed Mercedes-Benz Group in February 2022.
2022 PSU TSR Peer Group was identified using the factors shown on page 62 and consisted of the companies presented in the table to the right.
Financial metric results are based on a pre-established formulaic scale with various levels of achievement for each metric that considers historical performance to each objective and allows a maximum award of 200%. When a minimum performance level is not met for a metric, the performance result for that metric is zero.
The following chart shows our performance against the 2022 PSU metrics. It indicates overall achievement of 79% of the target level for the 2022-2024 performance period, consisting of:
▪
106% average financial metric results for 2022 and 2023; and
▪
-25% modifier for TSR performance for the three-year period being within the bottom quartile of the 2022 PSU TSR Peer Group.

COMPENSATION DISCUSSION AND ANALYSIS	2025 Proxy Statement	55

The Committee certified the 2022 PSU final awards to the Named Executives at 79% of the target level.

2022 PSU FINANCIAL METRICS & WEIGHT		TARGET		RESULT	FINANCIAL METRIC RESULTS	3-YEAR TSR PERFORMANCE
Company Adjusted Free Cash Flow ($B) 50%	2022	6.4	$9.1	**200%**	2022: **128%**	Bottom Quartile -25% Modifier
	2023	6.8	$6.8	**101%**		
Company Adjusted EBIT Margin (%) 30%	2022	7.6%	6.6%	**45%**	**106%**	
	2023	7.1%	5.9%	**32%**		
Annual External Return on Invested Capital (ROIC) (%) 20%	2022	12.0%	11.2%	**71%**	2023: **84%**	
	2023	13.4%	13.9%	**119%**		

FINAL RESULT **79%**

Payouts

NAME	2022 PSU TARGET (# UNITS)	2022 PSU PAYOUT % OF TARGET	2022 PSUS EARNED (# UNITS)
James D. Farley, Jr.	516,320	79%	407,892
John Lawler	188,724	79%	149,091
William Clay Ford, Jr.	437,982	79%	346,005
J. Doug Field	284,866	79%	225,043
Peter Stern	n/a	n/a	n/a

2023 AND 2024 PSUs — OPEN PERFORMANCE PERIODS
Final performance results for the 2023 PSU grants and 2024 PSU Grants will not be known until the end of their respective three-year performance periods and will be disclosed in the 2026 and 2027 Proxy Statements, respectively. The table below details the performance results for the completed fiscal years within the three-year performance periods for these PSU grants. The 2023 and 2024 grants results are based on a single rTSR metric with a 3-year performance period, measured against a payout scale with various levels of achievement and allows a maximum award of 200%. If a minimum performance level is not met for the rTSR metric, the payout for the entire grant will be zero.
56 COMPENSATION DISCUSSION AND ANALYSIS	2025 Proxy Statement

2023 PSU Grant				2024 PSU Grant

Target 3-Year Relative TSR Percentile Ranking amongst 2023 PSU TSR Peer Group			50%	Target 3-Year Relative TSR Percentile Ranking amongst 2024 PSU TSR Peer Group			50%
Percentile ranking in 2023 PSU TSR Peer Group based on:				Percentile ranking in 2024 PSU TSR Peer Group based on:
	Fiscal 2023	Fiscal 2023 through 2024	Fiscal 2023 through 2025		Fiscal 2024	Fiscal 2024 through 2025	Fiscal 2024 through 2026
Actual 1-Year Relative TSR	13%	19%	*	Actual 1-Year Relative TSR	63%	*	**
Total	2023-2025 *			Total	2024-2026 **

*
Determined at end of fiscal year 2025 and disclosed in 2026 Proxy Statement.

**
Determined at end of fiscal year 2026 and disclosed in 2027 Proxy Statement.

Benefits and Perquisites
GENERALLY
We provided certain perquisites and other benefits to senior management in 2024, the most significant of which are summarized below. We believe the benefits of providing these programs outweigh the costs associated with them. The Committee annually reviews our policies on perquisites and other benefits. The cost of these perquisites and other benefits are included in column (i) of the Summary Compensation Table on page 67.
Personal Travel	Evaluation Vehicles and Other Services

▪
Company policy does not allow the President and CEO or the Executive Chair to fly commercially due to security concerns. The Company pays the costs associated with their use of private aircraft for business and personal travel. Families and guests are allowed to accompany them on trips when they travel on private aircraft.

▪
Requiring the President and CEO and the Executive Chair to use private aircraft for all travel is intended to ensure their personal safety as they both maintain significant public roles for Ford and to maximize their availability for Ford business.

▪
Company policy provides for the payment of costs associated with the Vice Chair’s use of private aircraft for business and personal travel, on the same terms applicable to the President and CEO and the Executive Chair.

▪
We provide certain employees with the use of up to two Company vehicles free of charge. This program requires participants to provide written evaluations on a variety of our vehicles, giving important feedback on our products’ design and quality.

▪
We provide a home security evaluation and security system to certain executive officers, including Messrs. Farley and Ford. Personal security of our executives is critical to the business of Ford.

▪
We provide an allowance to senior managers for financial planning and counseling services and estate planning. The financial security of our executives is critically important. We believe the benefits of providing these programs outweigh the costs associated with them.

COMPENSATION DISCUSSION AND ANALYSIS	2025 Proxy Statement	57

Tax Reimbursement

▪
The Committee has eliminated tax gross-ups for most executive perquisites. As part of the Company’s temporary living/relocation/business traveler policy, the Company provides certain tax reimbursement for all levels of employees who relocate or travel for extended periods at the Company’s request, including relocations required by international service assignments. The Committee believes that not reimbursing taxes for employees who move or travel at the Company’s request imposes an unfair financial burden. This policy reduces any financial disincentive for an executive to relocate and, therefore, enhances the Company’s ability to have its executives gain experience in a variety of our global operations.

▪
The Internal Revenue Service now requires us to impute the value of the vehicles provided to executives under the Evaluation Vehicle Program discussed above. The Committee determined to provide tax relief for the program participants so that the Company could continue to receive participant vehicle evaluation data and to provide a valuable benefit to our executives.

RETIREMENT PLANS
We believe that the retirement plans described below serve several worthwhile business purposes, including retaining leadership talent, providing income security to long serving executives, and providing flexibility to us in transferring executives among our operations. We believe these programs to be reasonable and appropriate considering our executives’ total compensation program. For additional information, see the Pension Benefits in 2024 table on page 72 and the Nonqualified Deferred Compensation in 2024 table on page 74.
The amounts shown in column (h) of the Summary Compensation Table on page 67 can vary significantly year to year and are driven by assumptions regarding discount rates and mortality tables, plan design, years of service, base pay, and employee age. These amounts do not reflect compensation that was paid for any year shown.
58 COMPENSATION DISCUSSION AND ANALYSIS	2025 Proxy Statement

Pre-2004 Plans
Plan	Details	Eligibility & Participation
General Retirement Plan (“GRP”)
Provides a tax-qualified defined benefit for each year of non-contributory participation (up to 35 years) by employees in the U.S. hired before January 1, 2004, and added benefits for those who make contributions.

Messrs. Ford and Lawler are eligible for benefits under these plans other than the SRP. During the periods for which Mr. Ford did not receive a cash salary (i.e., Nov. 2001 through Aug. 2010), each of these plans, excluding the GRP, provided him with benefits using a notional annual base salary and he continued to accrue credited and contributory service under those plans.
Benefits under BEP-GRP, BEP-Company Match, DB SERP, ESAP, and SRP are not funded and, in accordance with Code Section 409A, benefits that accrued or vested on or after January 1, 2005, under these plans may not be paid to certain key executives until at least six months following their separation from employment.
Messrs. Farley and Stern are not eligible to participate in SSIP- and BEP-Company Match.
Mr. Field is eligible for benefits under the GRP and BEP-GRP based on his previous employment with the Company during the 1990’s. He is also eligible to participate in SSIP- and BEP-Company Match. He is not eligible for the DB SERP, ESAP, or SRP.

Benefit Equalization Plan-GRP (“BEP-GRP”)	Provides eligible employees with benefits substantially equal to those they could have received under the GRP but were not able to because of Internal Revenue Code limitations.
Savings and Stock Investment Plan (“SSIP-Company Match”)	Provides a tax-qualified defined contribution benefit, Company Match, to U.S. salaried employees.
Benefit Equalization Plan-Company Match (“BEP-Company Match”)	Provides employees Company Match benefits substantially equal to those they would have received in the SSIP but were not able to because of Internal Revenue Code limitations.
Defined Benefit Supplemental Executive Retirement Plan (“DB SERP”)	Provides eligible executives a supplemental monthly benefit calculated on a percentage of a participant’s final average pay and service to certain eligible executives who separate from employment after age 55 (or age 52 if retiring under our SRP). This plan is closed to new entrants effective March 14, 2024.
Executive Separation Allowance Plan (“ESAP”)	Provides a percentage of salary, based on age and service, from the time of separation until age 65 to certain eligible executives who separate from employment after age 55 (or age 52 if retiring under our SRP). This plan is closed to new entrants effective March 14, 2024.
Select Retirement Plan (“SRP”)	A voluntary retirement program offered for select U.S. management employees and approved by the Committee. The Committee believes the SRP provides flexibility in executive succession planning. This plan is closed to new entrants effective March 14, 2024.
COMPENSATION DISCUSSION AND ANALYSIS	2025 Proxy Statement	59

2004 and Later Plans
Plan	Details	Eligibility & Participation
Ford Retirement Plan Contributions (“FRP”)
To develop benefit programs that provide employees with income security and protection from catastrophic loss while minimizing our long-term liabilities, Ford added Ford Retirement Plan (“FRP”) contributions to the SSIP, a tax qualified defined contribution plan.
FRP contributions provide us with more predictable retirement benefit costs and reduced financial statement volatility, achieved through a consistent contribution schedule and the transfer of financial and demographic risks to plan participants. The plan provides employees with the opportunity for adequate income in retirement.
FRP contributions are for salaried employees hired or rehired on or after January 1, 2004, in the U.S., including Messrs. Farley, Field, and Stern.
Benefit Equalization Plan-FRP (“BEP-FRP”)	Provides employees FRP benefits substantially equal to those they would have received in the SSIP but were not able to because of Internal Revenue Code limitations.
Savings and Stock Investment Plan (“SSIP- Company Match”)	Provides a tax-qualified defined contribution benefit, Company Match, to U.S. salaried employees.	SSIP-Company Match is available to all salaried U.S. employees.
Benefit Equalization Plan-Company Match (“BEP-Company Match”)	Provides employees Company Match benefits substantially equal to those they would have received in the SSIP but were not able to because of Internal Revenue Code limitations.
Defined Contribution Supplemental Executive Retirement Plan (“DC SERP”)	Provides certain executives a notional account balance which provides retirement benefits in addition to those provided by FRP contributions. DC SERP contributions are calculated as a percentage of base salary based on the executive’s age and position.	To be eligible for DC SERP payments after separation (which must be a Company-approved separation), a participant must have attained at least 5 years of service at Leadership Level 4 or above (including executives), and either 55 years of age with 10 years of total service, or 65 years of age with 5 years of total service. The Committee has the discretion to waive the length of service eligibility requirements.
60 COMPENSATION DISCUSSION AND ANALYSIS	2025 Proxy Statement

Compensation Planning
COMPENSATION PLANNING CYCLE

REVIEW

May-July

- Review media and proxy advisory firm analysis of current Proxy Statement
- Review Say-on-Pay results with Committee
- Review year-to-date incentive plan performance results with Committee
- Conduct mid-year executive performance reviews

ENGAGE

August-October

- Management discusses executive compensation and Say-on-Pay results with institutional investors
- Review year-to-date incentive plan performance results with Committee
- Review executive perquisite policy

EVALUATE

November-January

- Review investor comments, competitive survey results, and preliminary compensation plans for the following year
- Approve dollar value allocation of long-term equity grants for the following year
- Review Company's year-to-date incentive plan performance results with Committee
- Review compensation programs and policies risk assessment
- Review incentive plan metrics for upcoming performance- period
- Conduct executive year-end performance reviews

APPROVE

February-April

- Review year-to-date incentive plan performance results with Committee
- Approve incentive compensation payouts for previous year and approve incentive compensation grant dates, and any changes to compensation plans and executive targets for the Annual Performance Bonus Plan and PSU grants for the current year
- Review proxy materials for current year, approve CD&A for incorporation by reference into the Annual Report on Form 10-K, and approve current year proxy materials
- Review Committee Charter

COMPENSATION DISCUSSION AND ANALYSIS	2025 Proxy Statement	61

INFORMED COMPENSATION DECISIONS
The Committee considers all of the following when evaluating and deciding on compensation:
General Considerations when Setting Executive Compensation
An individual’s:
▪
Job duties, level of responsibility, performance, and achievements;

▪
Job tenure, past bonus target amounts, retention concerns, and critical skills; and

▪
Compensation’s competitiveness relative to comparable positions at companies in the Compensation Survey Peer Group.

Additional Considerations in Sizing Equity Awards
▪
Assessment of an individual’s future contributions to our long-term performance.

▪
Competitive equity award structure relative to comparable positions at companies in the Compensation Survey Peer Group.

▪
Historical share allocations and the retentiveness of such allocations.

▪
The total number of equity-based grants awarded to our entire employee population.

Management Recommendations	Each year the President and CEO, Executive Chair, and Chief People and Employee Experience Officer recommend individual executive compensation to the Committee for officers other than themselves.
Independent Compensation Consultant
Advice and analysis from the Committee’s independent consultant related to the structure and level of executive compensation (see Compensation, Talent and Culture Committee Operations on pages 15-16 for more information).

Business Priorities and Strategies	Priorities and business plan metrics established by our senior leadership team, which are reviewed by the Board and incorporated into all of our total rewards programs.
Internal Equity	Internal equity across the Company among comparable positions, employees, and/or skill groups.
The Committee also considers certain unique factors when making compensation decisions and structuring total rewards packages for certain Named Executives. For example, with respect to recent executives who have been recruited from the tech industry, the Committee has considered, among other things, the value of equity compensation forfeited by such executives when leaving their prior employers to join Ford.
COMPETITIVE SURVEY
The Committee reviews the results of an annual competitiveness survey, as described in more detail below, as one of several factors to inform the Committee’s decisions about overall compensation opportunities and specific elements of compensation. The Committee uses the survey to assess the pay level of our executives, pay mix, compensation program design and pay practices. The survey results also serve as a data point when assessing individual pay along with other factors such as retention, succession planning, internal equity, and other considerations.
The competitive survey is analyzed by the Company and reviewed by the Committee’s independent consultant and is based on information obtained from the WTW Executive Compensation Database. The Compensation Survey Peer Group is different than the PSU TSR Peer Group that we use for purposes of determining our relative TSR in connection with PSUs granted under our Long-Term Incentive Plans. See “Structure of PSU Grants” on page 53 for more information on our 2024 PSU TSR Peer Group.
Compensation Survey Methodology — Evolving with Ford+. The Committee revised its Compensation Survey framework in early 2023 to reflect the Company’s ambitious strategy and top-tier talent requirements. Consistent with last year, the Committee determined that for 2024 the 60th percentile of the December 2024 Compensation Survey was the appropriate market comparison level as it continued to align with the Company’s talent strategy and best reflected its revenue scale and global operational complexity. The Committee used the following criteria to establish the respective peer groups for the December 2023 and December 2024 Compensation Survey:
▪
Has a revenue equivalent to the Fortune 100 (2023: $43.0B+); 2024: $43.5B+);

▪
Is a publicly traded company or subsidiary; and

▪
Participates in the WTW survey process.

62 COMPENSATION DISCUSSION AND ANALYSIS	2025 Proxy Statement

These criteria provided a peer group that is:
▪
Representative of Ford’s competitors for talent;

▪
Stable even when competitors may not participate in the WTW survey process; and

▪
Robust enough to provide data for an expansive set of jobs across the Company.

We also retained five companies from our previous peer group that provide pertinent data for key positions: 3M, GE Aerospace (formerly General Electric), Honeywell, Northrop Grumman, and General Dynamics.
Our December 2024 peer group consisted of 84 companies. The makeup of each group is set forth below:
*
GE Aerospace is the legal successor to General Electric.

COMPENSATION DISCUSSION AND ANALYSIS	2025 Proxy Statement	63

SAY-ON-PAY RESULTS
Our compensation practices have been consistently supported by shareholders, as evidenced by recent Say-on-Pay results.
We regularly meet with investors to discuss and receive feedback on various topics, including executive compensation practices. During 2024, we discussed the evolution of our compensation philosophies and practices in light of our business transformation. Based on these interactions, we believe investors were generally satisfied with our 2024 compensation programs.
Risk and Governance
ANNUAL COMPENSATION RISK ASSESSMENT
The Company reviews and discusses the findings of a risk assessment of our compensation policies and practices with the Committee annually. The Committee also reviews and discusses the findings with the Committee’s independent consultant and, in 2024, concluded that our compensation programs appropriately balance risk and reward in relation to our strategic objectives and do not encourage excessive or unnecessary risk-taking behavior. Consequently, we do not believe that risks relating to our compensation policies and practices for our employees are likely to have a material adverse effect on the Company. (See Risk Assessment Regarding Compensation Policies and Practices on pages 14-15.) We did not make any significant changes to our executive compensation practices for 2024 because of our compensation risk assessment.
STOCK OWNERSHIP GUIDELINES

The Committee imposes stock ownership guidelines for Vice Presidents and more senior leaders to further align the interests of executives and shareholders. Each executive has five years to achieve the relevant officer level guideline. Additionally, executives cannot sell or otherwise dispose of any stock at any time if doing so would cause their ownership to fall below their applicable ownership requirement. We review progress toward ownership guidelines periodically. All forms of stock ownership — including directly and indirectly owned shares of common stock, RSUs, and units that are based on common stock (excluding stock options and unearned PSUs) — count toward the guideline. At December 31, 2024, all Named Executives were compliant with their stock ownership guidelines. Notably, Mr. Farley has retained a substantial amount of his vested equity and purchased Ford common stock in open market transactions. As seen in the Beneficial Stock Ownership table on page 20, as of February 1, 2025, Mr. Farley holds Ford common stock worth more than 30 times his base salary based on the closing price of Ford common stock, $10.08, on January 31, 2025, the preceding business day.

64 COMPENSATION DISCUSSION AND ANALYSIS	2025 Proxy Statement

CLAWBACK POLICIES
Financial Restatement Compensation Recoupment Policy. The Committee maintains a policy of recoupment of compensation in accordance with applicable SEC and New York Stock Exchange rules. This policy, named the “Ford Motor Company Financial Statement Compensation Recoupment Policy,” requires recoupment of any “excess incentive-based compensation” paid to a current or former Section 16 Officer, on a pre-tax basis, following a material accounting restatement regardless of executive misconduct or involvement. For purposes of the policy, “incentive-based compensation” is compensation granted, earned, and/or vested based wholly or in part on achievement of a financial reporting measure, stock price, or total shareholder return. Further, “excess incentive-based compensation” is the amount of incentive-based compensation paid to a current or former Section 16 Officer in excess of what the Company’s restated financial information would support. Except as provided by law, the Committee must enforce this policy with little or no discretion. For more information on this policy, see Exhibit 97 to Ford’s Annual Report on Form 10-K for the year ended December 31, 2024.
Officer Misconduct Compensation Recoupment Policy. The Committee maintains a longstanding policy of recoupment of compensation in certain instances of officer misconduct. This policy was amended and restated in 2023 and renamed the “Ford Motor Company Corporate Officer Compensation Recoupment Policy.” The purpose of this policy is to help ensure executives act in the best interests of the Company. The policy requires any Company officer to repay or return cash bonuses and equity awards if: (i) the Company issues a material restatement of its financial statements where the restatement was caused by such officer’s intentional misconduct; (ii) such officer was found to be in violation of any restrictive covenants, including, without limitation, any non-compete provisions of any plan or agreement; or (iii) such officer has committed ethical or criminal violations resulting in significant reputational or financial harm to the Company or any of its affiliates. The Committee will consider all relevant factors and exercise business judgment in determining any appropriate amounts to recoup up to 100% of any awards. For more information on this policy, see Exhibit 10-R-7 to Ford’s Annual Report on Form 10-K for the year ended December 31, 2024.
POLICY ON DIVIDEND EQUIVALENTS ON EQUITY GRANTS
No dividend equivalents are paid out on Plan Awards during any performance period or vesting period. However, the Committee has approved the accrual and payment of dividend equivalents, if dividends are paid on our common stock, on PSUs and RSUs, denominated in additional PSUs or RSUs, as applicable.
For PSUs, dividend equivalents are paid at the time of the final award and are equal to cash dividends that the participant would have received if he or she had owned the number of shares equal to 100% of the PSU grant during the performance period. Any dividend equivalents that accrue for PSUs will be paid at the same percentage as the final award payout related to the PSU. For example, if the PSU final award is 50% of the PSU Target, then only 50% of the accrued dividend equivalents related to that PSU will be paid out.
For RSUs, dividend equivalents are paid upon the vesting of the RSUs and are equal to cash dividends that the participant would have received if he or she had owned the number of shares equal to the number of vesting RSUs. For the 2022, 2023, and 2024 grants reported in the Summary Compensation Table, the Committee decided each year that, for the Named Executives, when the underlying RSUs vest and when Final Awards are paid on PSUs following the end of a performance period, the accrued dividend equivalents will be paid in cash based on the fair market value of a share of Ford common stock on the date of the applicable vesting or Final Award.
TIMING OF EQUITY AWARDS
Annual grants of equity awards are typically determined at the February and/or March Committee meetings with an effective grant date in March to allow enough time for preparation of notification materials. At that time, data for previous performance periods is available to determine the final award size. The Committee also decides the effective date of the final awards, and the annual equity-based grants of RSUs, PSUs, and stock options (which have not been granted since 2020), if any. This timing allows for the grants to be effective after the release of earnings information for the prior fiscal year when the public is aware of the information and the information is reflected in the stock price used to value the awards.
Under the terms of the LTIP, the exercise price of options, if any, will be the closing price of our common stock on the date of grant. If a stock option grant date occurs during a trading blackout period, the stock option grant will be effective the day after the blackout period expires. No options were granted in 2024.
COMPENSATION DISCUSSION AND ANALYSIS	2025 Proxy Statement	65

The Committee does not time equity grant dates to affect the value of compensation either positively or negatively. Executive officers do not play a role in the selection of grant dates. Special grants, whether approved by the Committee for executives or pursuant to authority delegated by the Committee for grants to employees other than executives, are effective either on a specified future date (e.g., a date that coincides with a promotion or hiring date or a quarterly grant date) or the date of approval. In the case of an approval by written consent, the grant date cannot be earlier than the date when the Committee member approvals have been obtained.
From time to time, special circumstances may cause the Committee to grant annual equity awards outside of the annual February or March timeline. In such circumstances, the Committee continues to adhere to its practices of not timing equity grants to take advantage of material non-public information or affect the value of compensation either positively or negatively.
TAX CONSIDERATIONS
Internal Revenue Code § 162(m). Under Internal Revenue Code Section 162(m), as amended by the Tax Cuts and Jobs Act, the Company may not deduct compensation in excess of  $1.0 million paid to “covered individuals” (as defined in Section 162(m) which includes all of the Named Executives). Therefore, compensation in excess of  $1.0 million paid to the Named Executives generally is not deductible by the Company for federal income tax purposes, subject to limited exceptions.
Internal Revenue Code § 409A. Internal Revenue Code Section 409A provides that amounts deferred under nonqualified deferred compensation plans are includible in an employee’s income when vested unless certain requirements are met. If these requirements are not met, employees are also subject to an additional income tax and interest. All our supplemental retirement plans, severance arrangements, other nonqualified deferred compensation plans, as well as the Annual Performance Bonus Plan, the 2018 Long-Term Incentive Plan, and the 2023 Long-Term Incentive Plan are intended to meet these requirements. As a result, employees are expected to be taxed when the deferred compensation is actually paid to them.
COMPENSATION COMMITTEE REPORT
The Compensation, Talent and Culture Committee has reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) with management. Based on this review and discussion, the Compensation, Talent and Culture Committee recommended to the Board of Directors that the CD&A be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2024.
Compensation, Talent and Culture Committee
Lynn Vojvodich Radakovich (Chair)
John L. Thornton
John C. May
John S. Weinberg
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During 2024, the Compensation, Talent and Culture Committee was comprised of John C. May, Lynn Vojvodich Radakovich, John L. Thornton, and John S. Weinberg, none of whom was an employee or a current or former officer of the Company during their time in service on the Compensation, Talent and Culture Committee and none of whom had any relationship with the Company requiring disclosure.
66 COMPENSATION DISCUSSION AND ANALYSIS	2025 Proxy Statement

COMPENSATION OF NAMED EXECUTIVES
The table below shows 2024 compensation for James D. Farley, Jr., our President & CEO, John T. Lawler, our Vice Chair and Chief Financial Officer, and the three other most highly compensated executives as of the end of 2024. Amounts in the tables below may not sum due to rounding.
SUMMARY COMPENSATION TABLE
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)	Bonus 2 ($)	Stock Awards 3 ($)	Option Awards 3 ($)	Non-Equity Incentive Plan Compensation 4 ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings 5 ($)	All Other Compensation 6 ($)	Total ($)
James D. Farley, Jr. President and Chief Executive Officer	2024	1,700,000	0	20,645,446	0	1,618,740	0	897,680	24,861,866
	2023	1,700,000	0	20,329,795	0	2,399,040	0	2,041,198	26,470,033
	2022	1,700,000	0	15,145,381	0	2,754,000	0	1,396,765	20,996,146
John T. Lawler Vice Chair and Chief Financial Officer	2024	1,230,908	0	5,491,870	0	1,028,376	1,485,738	129,162	9,366,054
	2023	1,187,250	0	5,407,923	0	1,414,350	1,883,255	138,434	10,031,212
	2022	1,124,850	0	6,535,903	0	1,112,355	0	183,103	8,956,211
William Clay Ford, Jr. Executive Chair	2024	1,700,000	0	16,094,289	0	476,100	0	2,109,523	20,379,912
	2023	1,700,000	0	15,848,199	0	705,600	155,876	2,203,425	20,613,100
	2022	1,700,000	0	12,847,472	0	810,000	0	1,944,794	17,302,266
J. Doug Field Chief EV, Digital and Design Officer	2024	532,496	0	14,513,450	0	319,939	5,298	167,331	15,538,515
	2023	513,500	0	14,179,265	0	440,748	19,807	214,648	15,367,968
	2022	500,000	0	14,116,370	0	334,620	0	136,272	15,087,262
Peter C. Stern1 President, Ford Integrated Services	2024	925,185	0	8,093,578	0	0	0	1,807,614	10,826,377
	2023	345,653	1,000,000	6,499,985	0	354,480	0	115,800	8,315,917

1
Mr. Stern resigned from the Company effective December 31, 2024 and forfeited all unvested equity awards as well as any payment to which he would have been entitled under the Annual Performance Bonus Plan.

2
The amount shown for 2023 reflects a signing bonus paid to Mr. Stern, which was repaid by Mr. Stern following his resignation from the Company in accordance with the terms of his offer letter.

3
The amounts shown in columns (e) and (f) reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions used for the 2024, 2023, and 2022 calculations can be found at Note 6 to our audited financial statements in Ford’s Annual Reports on Form 10-K for the years ended December 31, 2024, December 31, 2023, and December 31, 2022, respectively. The fair value of both the RSUs and the internal performance conditions (financial metrics) portion of the PSUs is determined using the closing price of Ford common stock at the grant date. Pursuant to SEC rules, we disregarded the estimate of forfeitures related to service-based vesting conditions.

For stock awards granted in 2024, 2023, and 2022, the amounts shown in column (e) reflect grant date fair values for both RSUs and PSUs, except that for 2023, the amounts shown in column (e) for Mr. Stern reflect only the grant date fair value for RSUs because Mr. Stern did not receive PSUs in 2023. For those portions of the amounts that relate to PSUs, such amounts reflect the grant date fair values of such awards derived using a Monte Carlo valuation that considers all possible payout values (including the maximum potential value).
For PSUs granted during 2023 and 2024, the Company’s award design uses a single external rTSR metric. The Company’s rTSR performance over the three-year performance period determines the final number of shares granted. The Monte Carlo simulation fair value for the 2024 PSU Grants was $18.50 per share, and for the 2023 PSU grants was $18.57 per share. For the 2024 PSU Grants, the Monte Carlo simulation fair value resulted in a 145% premium to grant date value, which was $12.74 per share, compared to the historical Monte Carlo valuation range of 97% to 115% of grant date value for PSU awards granted prior to 2023, which included additional performance metrics. Similarly, for the 2023 PSU grants, the Monte Carlo simulation fair value resulted in a 142% premium to grant date value, which was $13.08 per share. For PSUs granted in 2022, the Company’s rTSR performance at the end of the performance
Executive Compensation	2025 Proxy Statement	67

period for the PSUs adjusted the final number of shares granted by -25%, 0%, or +25%, except that the final number of shares could not exceed the potential maximum value for such awards, as shown in the following table. The grant date fair values shown above for the PSUs are reported based upon the probable outcome of such conditions as of the respective dates of grant. Pursuant to SEC rules, for those parts of the PSU grants that are subject to performance conditions, the following table shows the values of such awards at their respective grant dates assuming that the highest levels of the performance conditions are achieved.
For PSUs granted in 2022, the entire PSU award was subject to both performance conditions (financial metrics) and market conditions (the relative TSR modifier that adjusted the final number of shares granted by -25%, 0%, or +25%), except that the final number of shares could not exceed the potential maximum value for such awards as shown in the following table (see Compensation Discussion and Analysis — 2022 PSU Results and Payouts — beginning on page 55 for a discussion of the 2022 PSU Grants, the financial metrics, and weightings and the relative TSR modifier). The potential maximum value that can be achieved for these PSUs is 200% performance, thus the Performance Conditions maximum value is the maximum value without regard to the TSR modifier (market condition).
Name	Year	Performance Conditions ($)
James D. Farley, Jr.	2024	28,298,895
	2023	27,667,592
	2022	18,690,784
John T. Lawler	2024	7,527,761
	2023	7,359,848
	2022	6,831,809
William Clay Ford, Jr.	2024	22,060,584
	2023	21,568,424
	2022	15,854,948
J. Doug Field	2024	15,334,354
	2023	14,992,266
	2022	10,312,149
Peter C. Stern	2024	7,667,177
	2023	N/A

4
The amounts shown in column (g) reflect awards earned by the Named Executives under the Annual Performance Bonus Plan (see Compensation Discussion and Analysis — Annual Performance Bonus Plan beginning on page 51). Because Mr. Stern resigned from the Company effective December 31, 2024, he was ineligible to receive any payout under the Annual Performance Bonus Plan for his 2024 performance.

5
The amounts shown in column (h) reflect the net increase, if any, in the actuarial present value of accumulated benefits under the various Company plans arising from the passage of time, additional benefits accrued and changes in actuarial assumptions. For those with a net decrease in present value (negative year over year change), a zero is shown in the table above. The amount shown for each of Messrs. Lawler, Field, and Ford for 2022 is $0 per proxy rules because the change in value was negative for each of them in 2022. The amount shown for Mr. Lawler in 2023 reflects an increase in present value, primarily explained by the value of additional benefits accrued. The amount shown for Mr. Ford in 2023 reflects an increase in present value, primarily explained by a decrease in plan discount rates. The amount shown for Mr. Field in 2023 reflects the present value of benefits accrued based on previous employment service and reflects an increase primarily explained by increased compensation, the passage of time, and the change in discount rates. The amount shown for Mr. Lawler in 2024 reflects an increase in present value, primarily explained by the value of additional benefits accrued. The amount shown for Mr. Field in 2024 reflects an increase in the present value of benefits accrued primarily explained by increased compensation, the passage of time, and the change in discount rates. The amount shown for Mr. Ford for 2024 is $0 per proxy rules because the change in value was negative for him in 2024. The accrued pension benefits are measured from December 31, 2023 to December 31, 2024 for 2024; December 31, 2022 to December 31, 2023 for 2023; and December 31, 2021 to December 31, 2022 for 2022. Messrs. Farley and Stern do not participate in the Company’s defined benefit pension plans. Mr. Field was rehired by the Company in 2021. He was previously employed by the Company in the 1990s and held pension-eligible positions with the Company. As a result, Mr. Field previously accrued benefits under some of our defined benefit pension plans, the net increase in the actuarial present value of which is properly reportable in this column. See the Pension Benefits in 2024 table and related footnotes on pages 72-73 for additional information, including the present value assumptions used in these calculations. None of the Named Executives received preferential or above-market earnings on deferred compensation.

6
The following table summarizes the amounts shown in column (i) for 2024.

ALL OTHER COMPENSATION IN 2024
Name	Perquisites and Other Personal Benefits i ($)	Tax Reimbursements ii ($)	Life Insurance Premiums iii ($)	Company Contributions to Retirement and 401(k) Plans iv ($)	Other v ($)	Total ($)
James D. Farley, Jr.	452,296	14,502	14,382	34,500	382,000	897,680
John T. Lawler	42,499	22,195	9,077	15,525	39,866	129,162
William Clay Ford, Jr.	1,997,629	12,995	22,399	15,525	60,975	2,109,523
J. Doug Field	42,991	20,422	3,927	18,314	81,677	167,331
Peter C. Stern	1,507,324	129,808	2,958	33,983	133,542	1,807,614
68 Executive Compensation	2025 Proxy Statement

i
For a description of perquisites relating to personal use of private aircraft, our Evaluation Vehicle Program, security, financial planning, and other services for Named Executives, see Compensation Discussion and Analysis — Benefits and Perquisites beginning on page 57. Other perquisites and personal benefits, the incremental costs of which are included in the amounts shown, consist of the following: income tax preparation fees related to international assignments, personal use of car and driver service and ground transportation services for personal travel, annual executive health exams, charitable gifts related to service on our board of directors, relocation expenses, and fuel and insurance/maintenance/miscellaneous costs related to the Named Executive’s participation in the Evaluation Vehicle Program.

Executives also may make personal use of Company season tickets to athletic events, but such use does not result in incremental cost to the Company because the tickets are for business use and when the executive uses them for personal use, the executive pays for any additional costs associated with such personal use. Amounts for the Named Executives include the incremental costs to the Company for providing certain perquisites and other benefits during 2024. For Mr. Farley, the amount shown includes $343,375 for personal use of aircraft. For Mr. Ford, the amount shown includes $519,845 for personal use of aircraft and $1,394,538 for security. For Mr. Stern, the amount shown includes $1,465,259 of relocation expense, part of his new hire benefits, attributable to the sale of his previous home.
During 2024, for use of private aircraft, we calculated the aggregate incremental cost using a method that takes into account the following: (i) the variable cost per flight hour, including supplies and catering, aircraft fuel, and oil expenses, maintenance, parts, and external labor, and flight crew travel expenses; (ii) landing/parking/hangar storage expenses; (iii) any customs, foreign permit, and similar fees; and (iv) positioning flight costs. We calculated the aggregate incremental cost of security as the actual cost incurred to provide these benefits. We calculated the aggregate incremental cost of providing the evaluation vehicles by estimating the lease fee for a comparable vehicle under our Management Lease Program. The lease fee under that program takes into account the cost of using the vehicle, maintenance, license, title and registration fees, and insurance.
ii
We provide tax benefits to those employees who relocate or travel for extended periods at the Company’s request. We also provide tax relief for the imputed income from our Evaluation Vehicle Program. See Compensation Discussion and Analysis — Benefits and Perquisites beginning on page 57 for a discussion of our Tax Reimbursement policy.

iii
Amounts shown reflect the dollar value of premiums paid by the Company for life insurance in an amount equal to three times an employee’s salary. Employees may purchase additional life insurance and these premiums are payroll deducted with no additional Company contributions or cost.

iv
The amounts shown for Messrs. Farley, Field, and Stern reflect Ford Retirement Plan contributions made to their 401(k) accounts (see Compensation Discussion and Analysis — Retirement Plans on pages 58-60) and Company matching contributions to their 401(k) accounts. The amounts for Messrs. Lawler and Ford reflect Company matching contributions to their employee 401(k) accounts.

v
The amounts shown for Messrs. Lawler and Ford primarily reflect contributions made to a nonqualified benefit equalization plan related to the Company’s 401(k) plan (SSIP-Company Match). The amounts shown for Messrs. Farley, Field, and Stern primarily reflect Company contributions to a nonqualified benefit equalization plan related to the Ford Retirement Plan, contributions made to a nonqualified benefit equalization plan related to the Company’s 401(k) plan (SSIP-Company Match), and contributions to the DC SERP. (See Nonqualified Deferred Compensation in 2024 table and footnotes 1 and 2 on page 74).

Executive Compensation	2025 Proxy Statement	69

GRANTS OF PLAN-BASED AWARDS IN 2024
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards 1			Estimated Future Payouts Under Equity Incentive Plan Awards 2
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#) 3	Grant Date Fair Value of Stock and Option Awards ($) 4
James D. Farley, Jr.	3/4/2024	2/7/2024					764,835	1,529,670		14,149,448
	3/4/2024	2/7/2024							509,890	6,495,999
	2/23/2024	2/7/2024		3,400,000	6,800,000
John T. Lawler	3/4/2024	2/7/2024					203,453	406,906		3,763,881
	3/4/2024	2/7/2024							135,635	1,727,990
	2/23/2024	2/7/2024		1,552,597	3,105,194
William Clay Ford, Jr.	3/4/2024	2/7/2024					596,232	1,192,464		11,030,292
	3/4/2024	2/7/2024							397,488	5,063,997
	2/23/2024	2/7/2024		1,000,000	2,000,000
J. Doug Field	3/4/2024	2/7/2024					414,442	828,884		7,667,177
	3/4/2024	2/7/2024							276,295	3,519,998
	11/15/2024	8/17/2021							302,114	3,326,275
	2/23/2024	2/7/2024		671,660	1,343,320
Peter C. Stern	3/4/2024	2/7/2024					207,221	414,442		3,833,589
	3/4/2024	2/7/2024							138,147	1,759,993
	11/15/2024	7/12/2023							227,066	2,499,997
	2/23/2024	2/7/2024		1,166,976	2,333,952

1
The amounts shown in columns (e) and (f) represent the target and maximum amounts payable for 2024 performance under the Annual Performance Bonus Plan. Our plan does not have a formal threshold award in that there is no minimum amount payable for a certain level of performance under the plan. The Committee exercises discretion as to whether to make payouts if performance does not achieve target levels. The material terms of the awards are described in Compensation Discussion and Analysis — Annual Performance Bonus Plan beginning on page 51. For actual payouts made under the Annual Performance Bonus Plan for 2024 performance, see columns (d) and (g) of the Summary Compensation Table on page 67. Because Mr. Stern resigned from the Company effective December 31, 2024, he will receive no payout under the Annual Performance Bonus Plan for 2024 performance.

2
For each of the Named Executives, the amounts shown in columns (h) and (i) consist of annual grants of PSUs that provide an opportunity to earn a final award of unrestricted common stock for 2024-2026 performance. The amounts shown represent the target and maximum amounts of the opportunity. The 2024 PSU Grants do not have a formal threshold award in that there is no minimum guaranteed amount payable for a certain level of performance under the grants. The Committee exercises discretion as to whether to make payouts if performance does not achieve target levels. 2024-2026 performance will be measured solely against our three-year relative TSR to the 2024 PSU TSR Peer Group as discussed in Compensation Discussion and Analysis — Long-Term Incentive Plan on pages 52-57. The final awards that will be earned, if any, for 2024-2026 performance will be paid out in unrestricted shares of Ford common stock, less shares withheld to pay tax obligations. Because Mr. Stern resigned from the Company effective December 31, 2024, he forfeited the entire amount of these PSUs.

3
The amounts shown in column (j) represent RSU grants. The RSUs generally have a vesting feature whereby one-third of each grant vests after the first anniversary of the grant date, an additional one-third after the second anniversary, and the final one-third after the third anniversary, except that the RSUs granted to Mr. Field on November 15, 2024 have a vesting feature whereby one-third of the grant vested immediately, an additional one-third vests after the first anniversary, and the final one-third vests after the second anniversary. If a grantee retires, becomes disabled, or dies, his or her grant continues to vest according to the original vesting schedule. In most other instances of employment termination, all grants generally end upon termination of employment. RSUs are subject to certain conditions, including not engaging in competitive activity. RSUs generally cannot be transferred except through inheritance. In general, each grantee agrees to remain a Ford employee for at least six months from the date of the grant. Because Mr. Stern resigned from the Company effective December 31, 2024, he forfeited the entire amount of these RSUs.

4
The amounts shown in column (k) represent the full grant date fair value of each equity-based award shown in the table for each Named Executive computed under FASB ASC Topic 718. The fair value is determined using the closing price of Ford common stock at the grant date. The assumptions used in calculating the grant date value can be found at Note 6 to our audited financial statements in Ford’s Annual Report on Form 10-K for the year ended December 31, 2024. For awards subject to performance conditions, the values shown are based upon the probable outcome of such conditions as of the grant date.

70 Executive Compensation	2025 Proxy Statement

OUTSTANDING EQUITY AWARDS AT 2024 FISCAL YEAR-END
	Option awards				Stock awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name	Number of securities underlying unexercised options # exercisable	Number of securities underlying unexercised options # unexercisable	Option exercise price ($)	Option expiration date 1	Number of shares or units of stock that have not vested (#) 2	Market value of shares or units of stock that have not vested ($) 3	Equity incentive plan awards: number of unearned shares, units, or other rights that have not vested (#) 4	Equity incentive plan awards: market or payout value of unearned shares, units, or other rights that have not vested ($) 5
James D. Farley, Jr.	1,659,954		6.96	08/04/2030	959,670	9,500,733	2,026,109	20,058,479
John T. Lawler					290,704	2,877,970	590,342	5,844,386
William Clay Ford, Jr.	1,408,367		6.19	07/05/2030	760,823	7,532,148	1,614,947	15,987,975
J. Doug Field					823,286	8,150,531	1,102,977	10,919,472
Peter C. Stern					692,138	6,852,166	207,221	2,051,488

1
The table below details the vesting schedule for stock option grants based on the termination date of the relevant grant. Stock options generally have a vesting feature whereby one-third of each grant of stock options are exercisable after the first anniversary of the grant date, an additional one-third after the second anniversary, and the final one-third after the third anniversary.

Option Expiration Dates	Option Vesting Dates
	33%	33%	34%
08/04/2030	08/05/2021	08/05/2022	08/05/2023
07/05/2030	07/06/2021	07/06/2022	07/06/2023

2
The amounts shown for Named Executives consist of the following RSU Grants:

Name	2022 Annual Grant	2023 Annual Grant	2024 Annual Grant	Incremental Grants
James D. Farley, Jr.	117,033	332,747	509,890	N/A
John T. Lawler	42,778	88,514	135,635	23,777
William Clay Ford, Jr.	99,276	259,394	397,488	4,665
J. Doug Field	64,570	180,306	276,295	302,115
Peter C. Stern	N/A	N/A	138,147	553,991
For the 2024, 2023, and 2022 grants of RSUs, in general, these units vest over three years at a rate of 33%-33%-34%. The amount shown for Mr. Lawler under the Incremental Grants column reflects a RSU grant received in recognition of his expanded responsibilities on November 15, 2022 that vests over three years at a rate of 33%-33%-34%. The amount shown for Mr. Field under the Incremental Grants column reflects RSU grants received on November 15, 2023 and November 15, 2024, as set forth in the offer letter between Mr. Field and the Company, dated August 26, 2021 (see Exhibit 10-N to Ford’s Annual Report on Form 10-K for the year ended December 31, 2024), that vest at a rate of 33%-33%-34%, with the first vesting occurring immediately at grant and the second and third vest occurring on the second and third anniversary of the respective grant dates. The amount shown for Mr. Stern under the Incremental Grants column reflects RSU grants received on August 15, 2023, November 15, 2023, and November 15, 2024, as set forth in the offer letter between Mr. Stern and the Company, dated July 21, 2023 (see Exhibit 10-M to Ford’s Annual Report on Form 10-K for the year ended December 31, 2024). The August 2023 award vests over three years at a rate of 50%-25%-25%, and the November 2023 and November 2024 awards each vest over three years at a rate of 33%-33%-34%.
For grants awarded in 2024, 2023, and 2022, Dividend Equivalents accrue during the restriction period when dividends are paid on our common stock and will be paid in cash upon vesting of the underlying award (see Compensation Discussion and Analysis — Policy on Dividend Equivalents on Equity Grants on page 65).
The amount shown for Mr. Ford under the Incremental Grants column reflects 4,665 Ford common stock units resulting from deferral of director fees and Dividend Equivalents that were credited to his account pursuant to the Deferred Compensation Plan for Non-Employee Directors while he served as a non-employee director of the Company. Such units will be converted and paid in cash on January 10 of the year following termination of Board service, based upon the fair market value of a share of Ford common stock on December 31 of the preceding year.
3
The market value shown was determined by multiplying the number of units shown in column (f) by the closing price of Ford common stock, $9.90, on December 31, 2024 and assumes 100% target performance.

Executive Compensation	2025 Proxy Statement	71

4
The amounts shown for the Named Executives consist of the following PSU grants for the 2024, 2023, and 2022 performance periods as follows (see also Compensation Discussion and Analysis — Long-Term Incentive Plan on pages 52-57):

Name	2022 Grant	2023 Grant	2024 Grant
James D. Farley, Jr.	516,320	744,954	764,835
John T. Lawler	188,724	198,165	203,453
William Clay Ford, Jr.	437,982	580,733	596,232
J. Doug Field	284,866	403,669	414,442
Peter C. Stern	N/A	N/A	207,221
Final awards for PSU grants will be made in unrestricted shares of common stock at the conclusion of the three-year performance period, less shares withheld for tax obligations. The number of units assumes that the target level was achieved for the PSUs granted in 2022, 2023, and 2024.
For grants awarded in 2024, 2023, and 2022, Dividend Equivalents accrue during the performance period when dividends are paid on our common stock and will be paid in cash upon granting of the final award based upon the performance factor achieved on the underlying PSU grant (see Compensation Discussion and Analysis — Policy on Dividend Equivalents on Equity Grants on page 65).
5
The market value shown was determined by multiplying the number of units shown in column (h) by the closing price of Ford common stock, $9.90, on December 31, 2024 and assumes 100% target performance.

OPTION EXERCISES AND STOCK VESTED IN 2024
	Option Awards		Stock Awards
(a) Name	(b) Number of Shares Acquired on Exercise (#)	(c) Value Realized on Exercise ($)	(d) Number of Shares Acquired on Vesting (#)	(e) Value Realized on Vesting 1 ($)
James D. Farley, Jr.	—	—	1,878,887	23,392,143
John T. Lawler	—	—	613,252	7,603,141
William Clay Ford, Jr.	N/A	N/A	1,616,109	20,120,557
J. Doug Field	N/A	N/A	489,845	5,631,622
Peter C. Stern	N/A	N/A	245,741	2,571,772

1
The amounts shown in columns (c) and (e) represent the aggregate dollar value realized by the Named Executives upon the exercise of stock options or the vesting of stock awards. Had any options been exercised in 2024, we would have computed the aggregate dollar value realized upon the exercise of stock options by multiplying the number of shares realized upon exercise by the difference between the market price of our stock at exercise and the exercise price of the options. We computed the aggregate dollar value realized upon vesting by multiplying the number of shares of stock vested by the fair market value (closing price) of Ford common stock on the vesting date.

PENSION BENEFITS IN 20241
(a) Name	(b) Plan Name	(c) Number of Years Credited Service (#)	(d) Present Value of Accumulated Benefit ($)	(e) Payments During Last Fiscal Year ($)
James D. Farley, Jr.	NA	NA	NA	NA
John T. Lawler	GRP	34.7	976,835	0
	DB SERP	34.7	3,780,624	0
	BEP-GRP	34.7	2,678,191	0
	ESAP	34.7	3,736,230	0
William Clay Ford, Jr.	GRP	29.8	1,546,069	0
	DB SERP	35.0*	5,975,398	0
	BEP-GRP	35.0*	11,651,210	0
	ESAP	35.0*	—	0
J. Doug Field	GRP	4.3	67,676	0
	BEP-GRP	4.3	40,268	0
Peter C. Stern	NA	NA	NA	NA

*
Mr. Ford has reached the 35-year service cap under the DB SERP, BEP-GRP, and ESAP.

1
The GRP provides a flat-rate defined benefit of up to $47.45 per month for each year of non-contributory participation by employees in the United States hired before January 1, 2004, and contributory benefits for each year of contributory participation in which salaried employees contribute 1.5% of base salary up to the applicable limit of the Internal Revenue Code (“Code”) — $345,000 in 2024.

72 Executive Compensation	2025 Proxy Statement

Contributory benefits are calculated as follows:
Contributory Benefit	=	(1.5% × Final Avg. Pay) × Contributory Service Years, plus up to two years of waiting period service (maximum 35 service years)	+	0.4% × Final Avg. Pay in excess of Breakpoint × Contributory Service Years (maximum 35 service years)
“Final Average Pay” is the average of the five highest consecutive December 31 monthly base salaries out of the last 10 years of contributory participation.
“Breakpoint” is 150% of Covered Compensation as of January 1 of the year of retirement.
“Covered Compensation” is the average of the Social Security wage base for the preceding 35 years for someone reaching normal retirement age.
Normal retirement is at age 65 with one or more years of credited pension service. Eligible employees who are age 55-64 and have at least 10 years of credited pension service, or employees with 30 or more years of credited pension service who are not yet age 65, may elect to retire early and receive reduced contributory and non-contributory benefits. In addition, Social Security bridging benefits are payable until age 62 and one month. Survivorship coverage is available under the GRP. Under the normal payment method for married participants (65% Qualified Joint and Survivor Annuity), there is a 5% reduction in benefits where the spouse is within five years of the employee’s age.
The BEP-GRP provides eligible U.S. employees with benefits substantially equal to those that would have been provided under the GRP but that could not be provided because of Code limitations. 65% survivorship coverage is also available under the BEP-GRP.
The DB SERP provides certain eligible executives with an additional monthly benefit after separation from service equal to Final Five Year Average Base Salary multiplied by credited pension service and further multiplied by an applicable percentage (0.2% to 0.9% depending upon position at separation from service), reduced for separation from service prior to age 62. To be eligible, an executive must separate from service with the approval of the Company at or after age 55, have at least 10 years of credited pension service, and must generally have at least five continuous years of service at an eligible position. The DB SERP monthly benefit has no surviving spouse benefit. In addition, the DB SERP may provide annuities based on Company earnings, the executive’s performance, and other factors. In addition, for separation from service effective October 1, 1998 or later, for certain U.S. Vice Presidents and above whose careers include foreign subsidiary service, the DB SERP provides an additional monthly pension parity benefit to equalize the total retirement benefits payable from the Company’s retirement plans to an amount that would have been payable under the GRP and BEP-GRP if the executive’s subsidiary service had been recognized as contributory service under those plans. The pension parity provides 65% survivorship coverage.
The ESAP provides benefits to certain eligible executives who have at least five years of eligible executive service, have at least ten years of GRP contributory membership, and who separate from employment after age 55 and prior to age 65. Benefits are payable (reduced by any GRP or BEP-GRP benefit distribution) to the eligible executive or his or her eligible surviving spouse until the executive reaches age 65. The amount of the benefit is a percentage of monthly base salary (not to exceed 60%) based on age and service equal to 1% per year of service (but not less than 15%) plus 1∕2% for each month that age at separation exceeds 55 (maximum of 30%).
Effective December 31, 2019, all defined benefit retirement plans have a 35-year limit for service and pay for purposes of determining the pension benefits. Mr. Ford has reached the service cap under the DB SERP, BEP-GRP, and ESAP. Effective March 14, 2024, the DB SERP and ESAP were closed to new entrants.
To achieve several business goals, we may offer benefits under the Select Retirement Plan (“SRP”), a voluntary separation program offered from time-to-time for select U.S. management employees. To be eligible, selected employees generally had to be at least age 52 with 7 or more years of service. In general, the SRP adds three years of age and contributory service and uses “enhanced Final Average Salary” for purposes of calculating benefits based on the formulas under the BEP-GRP, DB SERP, and ESAP, with a minimum increase of 15% over regular benefits. Enhanced Final Average Salary is calculated generally by multiplying present base salary times three, then adding the last two year-end salaries and dividing the total by five.
The following assumptions are used in calculating the present value of the accumulated benefit:
▪
The age at which benefits are assumed payable is the greater of  (i) present age or (ii) age 65 for the GRP and BEP-GRP; age 62 for the DB SERP; and age 55 for the ESAP. Present age is measured as of December 31, 2024.

▪
Present compensation is used for purposes of the benefit calculations.

▪
Present Value of Accumulated Benefit (column (d)) is calculated assuming a single life annuity; modified PRI-2012 mortality table projected generationally; and a discount rate of 5.695% for the GRP; 5.660% for the DB SERP; 5.624% for the BEP-GRP; 5.334% for the ESAP; and 5.544% for the SRP as of December 31, 2024.

▪
The present values include amounts relating to employee contributions.

Code Section 409A governs the timing for income inclusion of amounts under our supplemental retirement plans. We believe our supplemental retirement plans presently meet the requirements of Code Section 409A. As a result, employees generally will be taxed when compensation is received under these plans; however, distribution of these amounts may be delayed for six months following separation from service.
The DB SERP, BEP-GRP, and ESAP plans provided Mr. Ford with a benefit using a notional base annual salary for November 2001 through August 2010 because he did not receive a cash salary for those periods.
Messrs. Farley and Stern do not participate in the GRP, DB SERP, BEP-GRP, or ESAP. Instead, Ford offers FRP contributions, DC SERP, and BEP-FRP for salaried employees hired or rehired on or after January 1, 2004 in the U.S. See Nonqualified Deferred Compensation in 2024 table on page 74. Mr. Field was rehired by the Company in 2021. He was previously employed by the Company in the 1990s and held pension-eligible positions with the Company.
Executive Compensation	2025 Proxy Statement	73

NONQUALIFIED DEFERRED COMPENSATION IN 20241
(a) Name	(b) Executive Contributions in Last Fiscal Year ($)	(c) Registrant Contributions in Last Fiscal Year 2 ($)	(d) Aggregate Earnings in Last Fiscal Year 3 ($)	(e) Aggregate Withdrawals/ Distributions ($)	(f) Aggregate Balance at Last Fiscal Year-End 4 ($)
James D. Farley, Jr.	NA	382,000	223,044	NA	3,535,011
DC SERP, BEP: SSIP/FRP
John T. Lawler	NA	39,866	21,810	NA	292,571
BEP-SSIP
William Clay Ford, Jr.	NA	60,975	(161,214)	NA	1,093,345
BEP-SSIP
J. Doug Field	NA	80,198	11,505	NA	201,517
DC SERP, BEP: SSIP/FRP
Peter C. Stern	NA	133,542	10,473	NA	196,816
DC SERP, BEP: SSIP/FRP

1
The nontax-qualified defined contribution plans represented in the above table are unfunded, notional amounts credited by book entry to the participants’ accounts. Participants choose how to allocate the notional amounts from a menu of investment measurement options used solely for the purpose of valuing the participants’ accounts. These are considered notional investments. The performance of an individual’s investment option(s) tracks the notional value as if an actual investment was made in such option(s).

Investment options include: target-date retirement funds; passively and actively managed domestic, global, and international equity funds; fixed income funds; a Company common stock fund; a real asset fund; and a stable value fund. Participants may change their investment elections at any time. Initial notional credits to these plans are allocated to a default investment option in the absence of a participant’s investment direction. Thereafter, a participant may transfer the credits to other investment options available under the respective plans and also elect how any future notional credits are allocated.
Ford Retirement Plan (“FRP”) contributions are retirement benefits for employees hired or rehired beginning January 1, 2004. The Company makes scheduled FRP contributions to a participant’s Savings and Stock Investment Plan (“SSIP”) account calculated as a percentage of base salary using a percentage established based on an employee’s age.
The Benefit Equalization Plan (“BEP”) preserves benefits that are substantially equal to any Company matching contributions (“BEP-SSIP”) and/or FRP contributions (“BEP-FRP”) that would have been made under the SSIP but limited due to Code limitations. BEP-FRP amounts cannot be invested in the Company common stock fund. Vested BEP account balances are distributed in cash in a lump sum as soon as practicable after death or separation from Ford. An employee becomes fully vested under BEP three years from their original date of hire with Ford. Distribution of BEP account balances may be delayed for six months in accordance with Code Section 409A.
The Defined Contribution Supplemental Executive Retirement Plan (“DC SERP”) provides certain executives retirement benefits in addition to FRP contributions. To be eligible for DC SERP Company credits, an executive must be hired on or after January 1, 2004 and be Leadership Level 4 (LL4) or above. Company credits are calculated as a percentage of base salary based on the executive’s age and position. DC SERP amounts cannot be invested in the Company common stock fund. To be eligible for DC SERP payments after separation, an executive must have attained at least 5 years of service at Leadership Level 4 or above, and be either 55 years of age with 10 years of total service or 65 years of age with 5 years of total service immediately preceding separation, and separate from service with Company approval. See Compensation Discussion & Analysis — Retirement Plans on pages 58-60.
All of the Named Executives participate in the SSIP-Company Match. In addition, Messrs. Farley, Field, and Stern participate in the BEP-FRP and DC SERP.
2
The amounts shown in column (c) for the Named Executives are reflected in column (i) of the Summary Compensation Table on page 67 and represent credits made to their DC SERP and BEP-SSIP/FRP sub-accounts, respectively.

3
None of the amounts shown in column (d) are reflected in the Summary Compensation Table.

4
The following amounts were reported in the Summary Compensation Table in prior years: Mr. Farley: $2,161,108; Mr. Lawler: $126,313; Mr. Ford: $856,950; Mr. Field: $102,833; and Mr. Stern $49,379.

74 Executive Compensation	2025 Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
We maintain certain plans whereby we provide compensation and benefits to executives, including the Named Executives, in the event of a termination of employment. For disclosure of benefits pursuant to employment separation under our qualified and nonqualified pension plans for each of the Named Executives, see the Pension Benefits in 2024 table and related footnotes on pages 72-73. For disclosure of payments due, if any, to each of the Named Executives pursuant to our nonqualified deferred compensation plans, please see the Nonqualified Deferred Compensation in 2024 table and related footnotes on page 74. In the table below, Messrs. Lawler and Ford are shown as receiving amounts in the “Retirement Eligible” column because they each qualify as retirement eligible under our plans. Mr. Farley is shown as receiving amounts in the “Retirement Eligible” column because he qualifies for certain other post-employment benefits upon retirement as set forth in the “Retirement Eligible” column. Messrs. Field and Stern do not qualify as retirement eligible under our plans or for other post-employment benefits upon retirement.
We do not have formal agreements with Named Executives, other than Mr. Farley, regarding acceleration of awards or provision of benefits related to termination of employment; however, each of the Named Executives may be entitled to certain compensation and benefits under our plans in such circumstances. Award agreements under our LTIP provide that a change in control occurs upon any merger or consolidation in which the Company is not the surviving entity. The Committee adopted a double trigger change in control provision beginning with equity grants made in 2016. Under this provision, an executive’s employment would have to be terminated or his duties reduced before any accelerated vesting of equity awards in a change in control situation. Please refer to footnote 7 on page 77 for information about the agreements the Company has with Mr. Farley regarding termination of employment.
The following table for the Named Executives assumes that the relevant triggering event occurred on December 31, 2024. In accordance with applicable rules and guidance, because Mr. Stern departed Ford on December 31, 2024, we have reflected his termination as a voluntary departure as of that date. Unless otherwise noted, the fair market values of stock-based compensation (e.g., PSUs or RSUs) were calculated using the closing price of Ford common stock ($9.90) on the NYSE on December 31, 2024.
Executive Compensation	2025 Proxy Statement	75

(a) Benefits and Payments Upon Termination	(b) Voluntary Termination ($)	(c) Retirement Eligible ($)	(d) Change In Control (CIC) 7 ($)	(e) Involuntary Not for Cause Termination 7 ($)	(f) For Cause Termination ($)	(g) Death or Disability ($)
James Farley
Compensation:
Base Salary	0	0	1,700,000	1,700,000	0	0
Incentive Bonus Plan 1	0	1,618,740	3,400,000	3,400,000	0	1,618,740
PSUs 2	0	0	15,395,938	0	0	0
RSUs 3	0	0	9,500,733	0	0	9,500,733
Stock Options 4	0	0	0	0	0	0
Benefits and Perquisites:
Evaluation Vehicles 5	0	14,481	0	0	0	0
Life Insurance/Death Benefit 6	0	0	0	0	0	5,165,385
Total:	0	1,633,221	29,996,671	5,100,000	0	16,284,858
John Lawler
Compensation:
Base Salary	0	0	0	0	0	0
Incentive Bonus Plan 1	0	1,028,376	0	0	0	1,028,376
PSUs 2	0	0	4,497,287	0	0	0
RSUs 3	0	0	2,877,970	0	0	2,877,970
Stock Options 4	0	0	0	0	0	0
Benefits and Perquisites:
Evaluation Vehicles 5	0	15,693	0	0	0	0
Life Insurance/Death Benefit 6	0	0	0	0	0	3,744,003
Total:	0	1,044,069	7,375,257	0	0	7,680,349
William C. Ford
Compensation:
Base Salary	0	0	0	0	0	0
Incentive Bonus Plan 1	0	476,100	0	0	0	476,100
PSUs 2	0	0	12,279,502	0	0	0
RSUs 3	0	0	7,532,148	0	0	7,532,148
Stock Options 4	0	0	0	0	0	0
Benefits and Perquisites:
Evaluation Vehicles 5	0	13,152	0	0	0	0
Life Insurance/Death Benefit 6	0	0	0	0	0	5,165,385
Total:	0	489,252	19,811,650	0	0	13,173,632
J. Doug Field
Compensation:
Base Salary	0	0	0	0	0	0
Incentive Bonus Plan 1	0	0	0	0	0	319,939
PSUs 2	0	0	8,382,401	0	0	0
RSUs 3	0	0	6,156,572	0	0	6,156,572
Stock Options 4	0	0	0	0	0	0
Benefits and Perquisites:
Evaluation Vehicles 5	0	0	0	0	0	0
Life Insurance/Death Benefit 6	0	0	0	0	0	1,632,650
Total:	0	0	14,538,973	0	0	8,109,161
Peter C. Stern
Compensation:
Base Salary	0	—	—	—	—	—
Incentive Bonus Plan 1	0	—	—	—	—	—
PSUs 2	0	—	—	—	—	—
RSUs 3	0	—	—	—	—	—
Stock Options 4	0	—	—	—	—	—
Benefits and Perquisites:
Evaluation Vehicles 5	0	—	—	—	—	—
Life Insurance/Death Benefit 6	0	—	—	—	—	—
Total:	0	—	—	—	—	—

1
See column (g) of the Summary Compensation Table on page 67.

2
The 2022, 2023, and 2024 PSU opportunities have three-year performance periods, ending December 31, 2024, December 31, 2025, and December 31, 2026, respectively (see column (h) of Outstanding Equity Awards at 2024 Fiscal Year-End table and footnote 4 on pages 71-72). The amounts shown in the Change In Control column above reflect the value of the performance to metrics of the 2022, 2023, and 2024 PSU opportunities as of December 31, 2024. In each case we multiplied the PSU target opportunity (see Outstanding Equity Awards at 2024 Fiscal Year-End table and footnote 4 on pages 71-72) by the performance-to-metrics as of December 31, 2024, which was 79% for the 2022 PSU Grants, 0% for the 2023 PSU grants, and 150% for the 2024 PSU Grants. We multiplied that product by the fair market value of Ford common stock at December 31, 2024, which was $9.90. For terminations resulting

76 Executive Compensation	2025 Proxy Statement

from death or disability or for those Named Executives who are retirement eligible, the 2022 PSU Grants, 2023 PSU grants, and 2024 PSU Grants provide that, if a period of at least six months has lapsed since the date of grant, the executive will receive 100% of the final award determined by the Committee at the end of the respective three-year performance period.
3
At December 31, 2024, each of the following Named Executives had unvested RSUs for which a period of at least six months had lapsed since the date of grant as follows: Mr. Farley: 959,670; Mr. Lawler: 290,704; Mr. Ford: 760,823; and Mr. Field: 621,876. The amounts shown indicate the fair market value of the unvested RSUs for which a period of at least six months had lapsed since the date of grant as of December 31, 2024. If a period of at least six months has lapsed since the date of grant, RSUs will vest according to the normal vesting schedule in the event of early retirement or normal retirement and will vest immediately in the event of death or disability. If a change in control occurs and Ford is not the surviving entity, if a period of at least six months has lapsed since the date of grant, unvested RSUs will terminate if such awards have been replaced by comparable awards from the acquiring entity, unless any recipient is terminated or there is a reduction in an executive’s responsibilities as of the date of the change in control. In those cases, or in the event awards are not replaced with comparable awards, such unvested awards will vest immediately prior to the change in control. RSUs are subject to clawback provisions (see Corporate Governance — Risk Assessment Regarding Compensation Policies and Practices on pages 14-15). RSUs are also subject to forfeiture for violations of non-compete provisions and occurrences of conduct inimical towards the Company.

4
Pursuant to our 2023 Long-Term Incentive Plan, if a change in control occurs, any outstanding option shall terminate; but if one year has lapsed from the grant date of the option, any unvested portion of an option grant becomes exercisable immediately prior to the change-in-control. As of December 31, 2024, there are no outstanding options that would become exercisable under this provision. The amounts shown are the values of the “in-the-money” options, which means those options where the fair market value of our common stock on December 31, 2024 exceeded the exercise price of the option, multiplied by the number of options. For terminations resulting from death or disability or for those Named Executives who are retirement eligible, if at least six months has lapsed from the grant date of the option, any unvested portion of an option grant will become exercisable in accordance with its normal vesting schedule.

5
The amount shown for evaluation vehicles under the “Retirement Eligible” column reflects the annual cost of providing vehicles for 2024 under the Evaluation Vehicle Program for each Named Executive (see footnote (i) to the All Other Compensation in 2024 table beginning on page 68). The costs include the A-Plan price of the vehicle, sales tax, and title, registration, and document fees.

6
The amounts shown include: (i) proceeds from Company paid life insurance; and (ii) a death benefit payable to the next of kin in an amount equal to 80 hours of salary at the hourly rate.

7
Mr. Farley’s employment agreement (see Exhibit 10-O to Ford’s Annual Report on Form 10-K for the year ended December 31, 2024) provides that, conditioned on his agreement to not join a competitor for two years after the date of his termination and delivery of an acceptable waiver and release, he receives certain compensation and benefits in the event his employment is terminated other than “for cause” or if there is a change in control (as defined in the employment agreement) of the Company accompanied by his resignation for “good reason,” either of which occurs within five years of his appointment to President and CEO. In general, a “for cause” termination results from: (i) any act of dishonesty or knowing or willful breach of a fiduciary duty that is intended to result in Mr. Farley’s personal enrichment or gain at the expense of the Company or any of its affiliates or subsidiaries; (ii) commission of a felony involving moral turpitude or unlawful, dishonest, or unethical conduct that a reasonable person would consider damaging to the reputation or image of the Company; (iii) any material violation of published standards of conduct applicable to Ford officers or executives of Ford that warrants termination; (iv) insubordination or refusal to perform assigned duties or to comply with the lawful directions of supervisors; or (v) any deliberate, willful, or intentional act that causes substantial harm, loss or injury to Ford. In general, “good reason” means the occurrence, without Mr. Farley’s express written consent, of any of the following events during the Protected Period (which shall be the two-year period beginning as of the date of a change in control): (i) subject to the provision below on duplication of payments, a reduction of Mr. Farley’s base salary as in effect immediately prior to a change in control or of such higher base salary as may have been in effect at any time during the Protected Period, except in connection with the termination of Mr. Farley’s employment for cause or on account of long-term disability or death, or except where executive pay is reduced across the Company or a substantial portion of the Company as a cost-saving measure; (ii) subject to the provision below on duplication of payments, the failure to pay Mr. Farley any portion of his aggregate compensation including, without limitation, annual bonus, long-term incentive, and any portion of his compensation deferred under any plan, agreement, or arrangement that is payable or has accrued prior to a change in control, within thirty days of the date payment of any such compensation is due; (iii) the failure to afford Mr. Farley annual cash bonus and long-term equity incentive compensation target opportunities at a level which, in the aggregate, is at least equal to 80% of the aggregate level of annual cash bonus and long-term equity incentive compensation target opportunities made available to Mr. Farley immediately prior to the change in control, except in connection with the termination of Mr. Farley’s employment for cause or on account of long-term disability or death; (iv) a material diminution or change in the responsibilities of Mr. Farley without his consent, as such responsibilities existed immediately prior to the change in control; and (v) notwithstanding any other provision of the employment agreement, Mr. Farley shall have the right to terminate his employment, with such termination being deemed as if a termination for good reason during the Protected Period, if any successor to the Company does not assume these obligations upon a change in control.

Notwithstanding any provision in Mr. Farley’s employment agreement to the contrary, if Mr. Farley is entitled upon a termination of employment to any change of control related benefits or payments under an employment or other agreement, or a severance plan, Mr. Farley shall not be entitled upon such termination to any duplicative payment or benefits under his employment agreement but instead shall receive only the greater payment or benefit, determined on an item-by-item basis. The following summarizes the severance arrangements:
▪
one year of base salary (see Compensation Discussion and Analysis — 2024 Named Executive Compensation — Executive Snapshots on pages 48-50), plus annual bonus target (see Compensation Discussion and Analysis — Annual Performance Bonus Plan on page 51); and

▪
removal of any outstanding vesting requirements on his 2020 stock option grant.

Executive Compensation	2025 Proxy Statement	77

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2024 about the Company’s common stock that may be issued upon the exercise of options, warrants, and rights under all of the Company’s existing equity compensation plans, including the 2018 Long-Term Incentive Plan and 2023 Long-Term Incentive Plan.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (#)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)
	(a)	(b)	(c) 1
Equity compensation plans approved by security holders	101,548,5962	6.463	145,165,151
Equity compensation plans not approved by security holders	0	0	0
Total	101,548,596	6.46	145,165,151

1
The number of securities remaining available for future issuance under the 2023 Long-Term Incentive Plan is based on a formula. The 2023 Long-Term Incentive Plan provides that the maximum number of shares that may be available for Plan Awards (awards of shares of common stock, options, PSUs, and various other rights relating to common stock) each year is equal to 2% of the total number of issued shares of common stock as of December 31 of the prior year. This limit is called the 2% Limit. The 2% Limit may be increased to up to 3% in any year, with a corresponding reduction in the number of shares available in later years under the 2023 Long-Term Incentive Plan. As of December 31, 2024, the total number of issued shares of common stock was 4,112,456,529 shares and 2% of such number is 82,249,131 shares. 3% of such number is 123,373,696 shares. Additionally, any unused portion of the 2% Limit for any year, up to a maximum of 100,000,000 shares, may be carried forward and used in later years. For 2024, there were 61,767,004 shares available for use as carry over from the unused portion of the 2% Limit from prior years. There were 51,865,095 shares used during 2024 under the 2023 Long-Term Incentive Plan and 2,150,891 shares were forfeited during 2024 under the 2023 Long-Term Incentive Plan. This means that as of December 31, 2024, the number of securities remaining available for issuance under the 2023 Long-Term Incentive Plan was 135,426,496.

As of December 31, 2024, the number of securities remaining available for issuance under the 2024 Plan was 9,738,655. The 2024 Plan originally had 10,000,000 shares authorized. As of December 31, 2024, 261,345 RSUs had been granted under the 2024 Plan.
Additional shares may be issued under a deferred compensation plan as a result of future Dividend Equivalents, if we pay dividends on our common stock.
From January 1, 2025 through March 12, 2025, 17,256,154 RSUs were granted to certain employees as part of a long-term incentive program.
2
This number includes the following:

(i)
2018 Long-Term Incentive Plan:

4,675,872 shares subject to options; 20,875,705 shares covered by RSUs; and 12,803,341 shares representing the maximum number of shares covered by PSUs that may be earned pursuant to rights granted, assuming the maximum payout level is achieved;
(ii)
2023 Long-Term Incentive Plan:

0 shares subject to options; 53,995,724 shares covered by RSUs; and 7,911,233 shares representing the maximum number of shares covered by PSUs that may be earned pursuant to rights granted, assuming the maximum payout level is achieved;
(iii)
Deferred Compensation Plan:

1,450 shares, which is the approximate number of shares to be issued;
(iv)
2014 Plan:

1,126,912 RSUs that have vested but have not yet settled into shares of common stock; and
(v)
2024 Plan:

158,359 RSUs that have vested but have not yet settled into shares of common stock.
Under a deferred compensation plan, credits for common stock were credited to book entry accounts based on the fair market value of common stock at the time of the compensation deferral. Additional credits resulted from Dividend Equivalents.
3
This is the weighted-average exercise price of 4,675,872 options outstanding under the 2018 Long-Term Incentive Plan.

78 Executive Compensation	2025 Proxy Statement

PAY RATIO
As required by proxy rules, we are providing the following pay ratio information for the 2024 fiscal year:
▪
the median of the annual total compensation of all our employees (other than the CEO) was $98,273;

▪
the total compensation of our Chief Executive Officer, Mr. Farley, was $24,861,866; and

▪
based on this information, the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all employees is 253 to 1.

Methodology
SEC rules provide that we may use the same median employee for three years before identifying a new median employee provided that during our last completed fiscal year there has been no change in our employee population or employee compensation arrangements that we reasonably believe would result in a significant change to our pay ratio disclosure. We do not believe that there has been a change to our employee population or our employee compensation arrangements that would result in a significant change to our pay ratio disclosure. Accordingly, we did not identify a new median employee for the purposes of the 2024 pay ratio disclosure and are utilizing the same median employee that was identified for our 2023 pay ratio disclosure. The methodology and the material assumptions, adjustments, and estimates that we used to identify the 2023 median employee and determine total compensation (or any elements of total compensation) in 2024 were as follows:
▪
We used December 31, 2023 as the date to determine our workforce for purposes of determining our median compensated employee. As of December 31, 2023, our workforce consisted of approximately 182,698 employees, with 93,159 (51%) of those employees located in the United States, and 89,539 (49%) of those employees located outside of the United States.

▪
The de minimis exception of the pay ratio rules allows us to exclude up to 5% of our employees based outside of the U.S. Pursuant to the de minimis exception, we excluded 7,783 of our non-U.S. employees (approximately 4.3% of our total employee population, comprised of all of our employees in the countries listed in the table below). Consequently, 174,915 employees were considered in determining our median compensated employee.

Country	Number of Employees
Argentina	3,340
Austria	42
Belgium	355
Brazil	1,905
Chile	35
Colombia	43
Czech Republic	76
Denmark	45
Finland	34
France	290
Greece	30
Country	Number of Employees
Hungary	594
Ireland	19
Israel	18
Italy	214
Korea	37
Morocco	19
Netherlands	72
New Zealand	65
Peru	20
Norway	41
Philippines	55
Country	Number of Employees
Poland	80
Portugal	17
Romania	177
Saudi Arabia	11
Sweden	1
Switzerland	48
UAE	90
Uruguay	13

Total	7,783

▪
As a global enterprise, Ford maintains multiple payroll systems around the world. In determining our median employee compensation (other than our CEO’s compensation), we used total taxable income of each employee as of December 31, 2023. This is often referred to as the “Box 5” number on U.S. W-2 forms. We asked our foreign consolidated subsidiaries to provide an equivalent total taxable income number for employees located in their countries. For employees located outside of the U.S., we converted local currency compensation using the Book Average Internal Revenue Service published rate at December 31, 2023. Also, for those countries that have a non-calendar tax year, we used the total taxable income for all of 2023.

▪
Employees who were on leave during any part of 2023 who did not receive any compensation for work performed in 2023 were excluded from the analysis. Employees who were on leave during any part of 2023 who received compensation for work performed in 2023 were included in the analysis, but we did not annualize their compensation due to the complexity and uncertainty inherent in the manual calculations required;

Executive Compensation	2025 Proxy Statement	79

instead, the compensation they actually received was used. We did, however, annualize the compensation of employees hired during 2023.
▪
Using this methodology, we determined that our median employee was a full-time, salaried employee located in the U.S., with 2023 total taxable income of  $76,076. We then calculated the median employee’s compensation for 2024 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, which is the manner in which we calculate the total compensation of our Named Executives as reported in the Summary Compensation Table, resulting in annual total compensation in the amount of  $98,273. It should be noted that the amount used to identify the median compensated employee reflects 2023 taxable income, whereas the annual total compensation amount reflects such employee’s compensation as determined under the proxy rule identified above for 2024 compensation. That calculation takes into account certain benefits and compensation not included in the employee’s 2024 taxable income, including the Bonus Plan payment for 2024 performance, which is paid in 2025, and the increase, if any, in the present value of the employee’s pension.

PAY VERSUS PERFORMANCE
SEC rules require us to provide the following information regarding executive compensation for James D. Farley, Jr., our President & CEO; James P. Hackett, our former President & CEO; and our other Named Executives for the fiscal years listed below. For purposes of this disclosure, Messrs. Farley and Hackett are each referred to as a “PEO” (principal executive officer) and the other Named Executives for each of the covered years are collectively referred to as the “Non-PEO Named Executives.”
Generally, the SEC-defined “Compensation Actually Paid” (“CAP”) is calculated by starting with the Summary Compensation Table total values (“SCT Totals”) and making the following adjustments to the SCT Totals: (1) deducting the grant date value of equity granted during the year, (2) deducting the change in pension value for the year (if any), (3) adding the year-end fair value of unvested equity awards granted during the year, (4) adding, for awards granted in prior years that are outstanding and unvested at the end of the year, the difference between the year-end fair value and the immediately prior year-end fair value, (5) adding, for awards granted in prior years that vested during the year, the difference between the fair value as of the vesting date and the immediately prior year-end fair value, and (6) adding the pension service cost for that year (if any).
For a discussion of the Compensation, Talent and Culture Committee’s philosophies, guidelines, and practices regarding executive compensation and alignment with Company performance, see Compensation Discussion and Analysis, beginning on page 42.
Pay versus Performance Table
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Year	Summary Compensation Table Total for PEO (James D. Farley, Jr.) ($)	Summary Compensation Table Total for PEO (James P. Hackett) ($)	CAP to PEO (James D. Farley, Jr.) 4 ($)	CAP to PEO (James P. Hackett) 4 ($)	Average Summary Compensation Table Total for Non-PEO Named Executives 1 ($)	Average CAP to Non-PEO Named Executives 1,4 ($)	Value of Initial Fixed $100 Investment Based On:		Net Income (in $M)	Company Adjusted EBIT Margin 3 (%)
							Total Shareholder Return ($)	Peer Group Total Shareholder Return 2 ($)
2024	24,861,866	—	14,223,664	—	14,027,714	8,570,838	133	183	5,879	5.5
2023	26,470,033	—	29,358,700	—	13,582,049	14,315,576	153	170	4,347	5.9
2022	20,996,146	—	(14,879,370)	—	12,379,576	(3,677,839)	132	128	(1,981)	6.6
2021	22,813,174	—	73,772,804	—	12,948,787	30,831,937	228	188	17,937	7.3
2020	11,802,054	16,728,505	8,310,761	9,825,786	9,684,547	3,384,069	96	151	(1,279)	2.0

1
The Non-PEO Named Executives for 2020 were John T. Lawler, William Clay Ford, Jr., Hau Thai-Tang, Kumar Galhotra, and Tim Stone; for 2021 were John T. Lawler, William Clay Ford, Jr., Michael Amend, and J. Doug Field; for 2022 were John T. Lawler, William Clay Ford, Jr., J. Doug Field, and Kumar Galhotra; and for 2023 and 2024 were John T. Lawler, William Clay Ford, Jr., J. Doug Field, and Peter C. Stern.

2
The “Peer Group” referenced in this column is the Dow Jones Automobiles & Parts Titans 30 Index. This is the same index used to prepare the Company’s “Stock Performance Graph” included in our Annual Report on Form 10-K for the year ended December 31, 2024.

3
Company adjusted EBIT Margin is a non-GAAP financial measure most comparable to U.S. GAAP’s “Company Net Income/(Loss) Margin.” Company adjusted EBIT Margin is Company adjusted EBIT divided by Company revenue. In turn, Company adjusted EBIT is a non-GAAP financial measure most comparable to U.S. GAAP’s “Net Income/(Loss). Company adjusted EBIT excludes interest on debt (excluding Ford Credit Debt), taxes, and pre-tax special items. Our management ordinarily excludes special items from its review of the

80 Executive Compensation	2025 Proxy Statement

results of the operating segments for purposes of measuring segment profitability and allocating resources. Our categories of pre-tax special items and the applicable significance guideline for each item (which may consist of a group of items related to a single event or action) are as follows:
Pre-Tax Special Item	Significance Guideline

▪
Pension and OPEB remeasurement gains and losses

▪
Gains and losses on investments in equity securities

▪
Personnel expenses, supplier- and dealer-related costs, and facility-related charges stemming from our efforts to match production capacity and cost structure to market demand and changing model mix

▪
Other items that we do not necessarily consider to be indicative of earnings from ongoing operating activities

▪ No minimum ▪ No minimum ▪ Generally $100 million or more ▪ $500 million or more for individual field service actions; generally $100 million or more for other items
Company adjusted EBIT Margin is useful to management and investors because it allows users to evaluate our operating results aligned with industry reporting. Company adjusted EBIT is useful to management and investors because it focuses on underlying operating results and trends, and improves comparability of our period-over-period results. Please refer to Appendix III to this Proxy Statement for a reconciliation of Company Net Income/(Loss) Margin to Company adjusted EBIT Margin and the underlying reconciliation of Net Income/(Loss) to Company adjusted EBIT.
4
As noted above, the values reported in these columns represent CAP, calculated in accordance with SEC rules. The values do not reflect the actual amount of compensation earned by or paid to our Named Executives during the applicable year. Numbers in the above table and the tables below may not sum due to rounding. To calculate CAP in accordance with SEC rules, the amounts shown in the tables below were added to, or deducted from, the applicable SCT Totals. For additional information on how the CAP values for 2020, 2021, 2022, and 2023 were calculated, please see Footnote 4 to the Pay versus Performance Table beginning on page 79 of our Proxy Statement for Ford’s Annual Meeting of Shareholders held May 9, 2024, filed with the SEC on March 29, 2024, and Footnote 4 to the Pay versus Performance Table beginning on page 75 of our Proxy Statement for Ford’s Annual Meeting of Shareholders held May 11, 2023, filed with the SEC on March 31, 2023:

James D. Farley, Jr. 2024 SCT Total Compensation to CAP Reconciliation:
Year	SCT Total Compensation ($)	Less Grant Date Fair Value Of Equity-Based Awards ($)	Plus Value of Equity-Based Awards Calculated According to SEC Specified Methodology ($) ii	CAP ($) iii
2024	24,861,866	20,645,446	10,007,244	14,223,664
Average Non-PEO Named Executive 2021-2024 SCT Total Compensation to CAP Reconciliation i:
Year	SCT Total Compensation ($)	Less Grant Date Fair Value of Equity-Based Awards and Aggregate Change in Present Value of Pension Benefit ($)	Plus Value of Equity-Based Awards Calculated According to SEC Specified Methodology ($) ii	Plus Actuarially Determined Pension Service Cost and Prior Service Cost ($) iii, iv	CAP ($)
2024	14,027,714	11,421,056	5,900,670	63,510	8,570,838
2023	13,582,049	10,998,578	11,677,419	54,686	14,315,576
2021	12,948,787	10,413,222	28,182,109	114,263	30,831,937

i
These values have been recalculated for 2021 and 2023 due to changes in the average (a) SCT Total Compensation figure and (b) Aggregate Change in Present Value of Pension Benefit figure, for our Non-PEO Named Executives. The change is attributable to the inclusion of additional amounts for Mr. Field in those years related to pension benefits he maintains from his previous employment with the Company in the 1990s.

ii
Reflects the change in value of equity-based awards calculated in accordance with the SEC specified methodology for determining CAP for 2024. With respect to dividend equivalents that accrue on our equity awards, the value of such dividend equivalents is included in the values in this column. For more on how dividend equivalents accrue on our equity awards, see Policy on Dividend Equivalents on Equity Grants on page 65.

Supplemental Detail of PEO (James D. Farley, Jr.) Equity-Based Awards Change in Value for 2024:
Year	Type of Award	Fair Value of Reported Year’s Awards at Fiscal Year End (a) ($)	Change in Value of Prior Years’ Awards Unvested at Fiscal Year End (b) ($)	Change in Value of Prior Years’ Awards that Vested in Year Reported (c) ($)	Value of Awards Included in CAP for Year Reported (d) = (a) + (b) + (c) ($)
	RSUs	5,250,594	(679,066)	190,645	4,762,174
2024	PSUs	10,172,306	(5,903,805)	976,570	5,245,071
	Options	—	—	—	—
	Total	15,422,900	(6,582,871)	1,167,215	10,007,244
Executive Compensation	2025 Proxy Statement	81

Supplemental Detail of Average Non-PEO Named Executive Equity-Based Awards Change in Value for 2024:
Year	Type of Award	Fair Value of Reported Year’s Awards at Reported Year End (a) ($)	Change in Value of Prior Years’ Awards Unvested at Reported Year End (b) ($)	Change in Value of Prior Years’ Awards that Vested in Year Reported (c) ($)	Value of Awards Included in CAP for Year Reported (d) = (a) + (b) + (c) ($)
	RSUs	3,502,732	(398,320)	179,592	3,284,004
2024	PSUs	4,725,982	(2,398,533)	289,217	2,616,666
	Options	—	—	—	—
	Total	8,228,714	(2,796,853)	468,809	5,900,670

iii
We do not report a change in pension value for Mr. Farley because he does not participate in any of our pension benefit plans.

iv
This column is included to show the addition of the actuarial present value of our Non-PEO Named Executives’ average service cost under pension plans attributable to services rendered during the noted year.

Critical Performance Measures
The seven measures listed below represent the most important financial and non-financial performance measures used to tie 2024 executive compensation to Company performance. The measures in this table are not ranked. For a discussion of each of these performance measures and how they tie to our performance-based compensation practices, refer to the CD&A, beginning on page 42.
Most Important Financial and Non-Financial Performance Measures
Company Adjusted EBIT Margin Company Adjusted EBIT Company Adjusted Free Cash Flow Adjusted Return on Invested Capital Company Revenue Quality rTSR of 2024 PSU TSR Peer Group

*
See Long-Term Incentive Plan, beginning on page 52, for more information about the structure of our PSU grants and the peer group used for measuring rTSR for PSUs.

Relationship of CAP to Certain Performance Measures
The following graphic and narrative disclosures describe the relationship between the CAP to our PEOs and the Average CAP to our Non-PEO Named Executives in each of the years reported above to (1) TSR of both the Company and the Dow Jones Automobiles & Parts Titans 30 Index, (2) Company Net Income, and (3) Company adjusted EBIT Margin.
82 Executive Compensation	2025 Proxy Statement

In 2020, the CAP to Messrs. Hackett and Farley, as well as to our Non-PEO Named Executives, was lower than their respective individual and average SCT Totals (as applicable), while our TSR for 2020 was -4% paired with a $1.326 billion decrease in Net Income and 2.1% decrease in Company adjusted EBIT Margin from 2019. For 2021, the CAP to Mr. Farley was much higher than his SCT Total, paired with a corresponding 137% increase in our cumulative TSR and $19.216 billion and 5.3% increases in Net Income and Company adjusted EBIT Margin, respectively. The average CAP to our Non-PEO Named Executives was also much higher than the average SCT Total in 2021. In 2022, the CAP to Mr. Farley was much lower than his SCT Total, and the average CAP to our Non-PEO Named Executives was much lower than their average SCT Total in 2022, with negative CAP in both cases. Our cumulative TSR suffered a 42% drop in 2022, as Net Income declined $19.918 billion from the prior year paired with a 0.7% decrease in our Company adjusted EBIT Margin from the prior year. The cumulative TSR of our Peer Group was similarly affected. In 2023, the CAP to Mr. Farley, as well as to our Non-PEO Named Executives, was higher than their respective individual and average SCT Totals. Our cumulative TSR improved by 16% in 2023 as Net Income increased by $6.328 billion, while Company adjusted EBIT Margin declined 0.7% from the prior year. The cumulative TSR of our Peer Group improved by 33% during 2023. For 2024, the CAP to Mr. Farley, as well as to our Non-PEO Named Executives, was lower than their respective individual and average SCT Totals. Our cumulative TSR fell 13% in 2024 as Net Income increased by $1.532 billion, and Company adjusted EBIT Margin declined 0.4% from the prior year. The cumulative TSR of our Peer Group improved by roughly 8% during 2024.
The increased CAP to Mr. Farley and our other Non-PEO Named Executives for 2021 relative to 2020, and 2023 relative to 2022, is largely attributable to the volatility of our stock price which translates to the volatility seen in both our cumulative TSR and that of our Peer Group. By the end of 2023, our cumulative TSR and stock price had increased relative to the end of 2022, contributing to the increase in CAP to Mr. Farley and our other Non-PEO Named Executives for 2023. Much of the fluctuation in CAP over the period reported is attributable to changes in our year-end stock price, which affects the “change in value of prior years’ awards” that is included in the calculation of CAP. The ultimate values actually realized by our Named Executives from unvested equity awards, if any, cannot be determined unless and until the awards fully vest.
The decrease in CAP to Mr. Farley and our other Non-PEO Named executives for 2024 relative to 2023 is due to the decline in cumulative TSR over such period.
Executive Compensation	2025 Proxy Statement	83

Proposal 4. Approval of the Tax Benefit
Preservation Plan
On September 12, 2024, we entered into Amendment No. 5 to the Tax Benefit Preservation Plan (the “Plan”) between us and Computershare Trust Company, N.A. as rights agent. The Plan, which is designed to preserve our substantial tax assets, was originally entered into in September 2009 and was scheduled to expire at the close of business on September 11, 2012. Amendment No. 1 to the Plan was entered into on September 11, 2012, and extended the expiration date of the Plan to September 30, 2015. Amendment No. 2 to the Plan was entered into on September 9, 2015, and extended the expiration date of the Plan to September 30, 2018. Amendment No. 3 to the Plan was entered into on September 13, 2018, and extended the expiration date of the Plan to September 30, 2021. Amendment No. 4 to the Plan was entered into on September 9, 2021, and extended the expiration date of the Plan to September 30, 2024. Amendment No. 5 to the Plan, which was unanimously approved by our Board of Directors, extends the expiration date of the Plan to September 30, 2027 (subject to other earlier termination events, including final adjournment of our 2025 Annual Meeting of Shareholders if shareholder approval of the extension has not been received prior to that time). Other than changing the termination provisions as summarized in the immediately preceding sentence, Amendment No. 5 did not change the Plan in any other way.
You approved the Plan with the termination date of September 11, 2012 at the 2010 Annual Meeting of Shareholders. You also approved the Plan, as extended by Amendments No. 1, 2, 3, and 4 at the 2013, 2016, 2019, and 2022 Annual Meetings of Shareholders, respectively.
The Board of Directors requests your approval of the Plan, as extended to September 30, 2027 by Amendment No. 5, to preserve substantial tax assets of the Company.
Description of the Plan
The Plan is intended to help protect the Company’s tax assets. Through year-end 2024, Ford had United States tax attributes, including research credits and foreign tax credits, that would offset more than $35 billion of taxable income. We can utilize the tax attributes in certain circumstances to offset taxable income and reduce our federal income tax liability. Our ability to use the tax attributes would be substantially limited if there were an “ownership change” as defined under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”) and the Internal Revenue Service rules.
The Plan is intended to reduce the risk of an “ownership change” under Section 382 of the Code by deterring any person or group from becoming or obtaining the right to become a “5-percent shareholder” (as such term is used in Section 382) or, in certain cases, increasing such person’s or group’s ownership of Common Stock beyond 4.99%, without the approval of the Board of Directors. In general, an ownership change would occur if Ford’s “5-percent shareholders” collectively increase their ownership in Ford by more than 50 percentage points over a rolling three-year period. If any person or group acquires 4.99% or more of the outstanding shares of Common Stock (subject to certain exceptions), there would be a triggering event under the Plan which could result in significant dilution in the ownership interest of such person or group in Ford stock. As such, the Plan has anti-takeover effects.
The description of the Plan contained in this Proposal 4 is qualified in its entirety by reference to the text of the Plan, including Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, and Amendment No. 5, which is attached to this Proxy Statement as Appendix I. You are urged to carefully read the Plan in its entirety as the discussion herein is only a summary.
The Rights
On September 9, 2009, the Board of Directors of Ford declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.01 per share (the “Common Stock”), and Class B stock, par value $0.01 per share (the “Class B Stock”), of the Company. The dividend was paid on September 25, 2009 to shareholders of record on that date (the “Record Date”). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred
84 Proposal 4	2025 Proxy Statement

Stock, par value $1.00 per share, of the Company (the “Preferred Stock”) at a price of  $35.00 per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in the Plan. Until it is exercised or exchanged, a Right does not give its holder any rights as a shareholder of the Company, including without limitation any dividend, voting or liquidation rights.
Preferred Stock
Each share of Preferred Stock will be entitled, when, as, and if declared, to a minimum preferential quarterly dividend payment of the greater of  (a) $10.00 per share, and (b) an amount equal to 1,000 times the dividend declared per share of Common Stock and Class B Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of the greater of  (a) $1.00 per share (plus any accrued but unpaid dividends), and (b) an amount equal to 1,000 times the payment made per share of Common Stock and Class B Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock and Class B Stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock and Class B Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock and Class B Stock. These rights are protected by customary anti-dilution provisions. Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable.
Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.
Exercisability
The Rights will not be exercisable until the earlier of  (i) 10 business days following a public announcement that a person or group (an “Acquiring Person”) has acquired beneficial ownership of 4.99% or more of the shares of Common Stock then outstanding or (ii) 10 business days after the date of commencement of a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.99% or more of the then-outstanding shares of Common Stock (the earlier of such dates called the “Distribution Date”). Until the Distribution Date, the Rights will be evidenced, with respect to any of the Common Stock certificates or Class B Stock certificates (or book entry shares in respect of the Common Stock or Class B Stock) outstanding as of the Record Date, by such Common Stock certificate or Class B Stock certificate (or such book entry shares) together with a notation to that effect.
Until the Distribution Date, the Rights will be transferred only with the Common Stock and the Class B Stock. Until the Distribution Date, new Common Stock certificates and Class B Stock certificates (or book entry shares in respect of the Common Stock and Class B Stock) issued after the Record Date upon transfer or new issuances of Common Stock and Class B Stock, as applicable, will contain a notation incorporating the Plan by reference and, with respect to any uncertificated book entry shares issued after the Record Date, proper notice will be provided that incorporates the Plan by reference.
In the event that a person or group becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Common Stock having a market value of two times the Purchase Price.
Exchange
At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the voting power of the outstanding shares of Common Stock and Class B Stock, the Board of Directors may exchange the Rights (other than Rights owned by such person or group, which will have become void), in whole or in part, for shares of Common Stock or Preferred Stock, at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock of equivalent value, per Right (subject to adjustment).
Expiration
Pursuant to the Plan amended as of September 12, 2024, the Rights will expire upon the earliest to occur of the following:
▪
the close of business on September 30, 2027 (unless that date is advanced or extended);

Proposal 4	2025 Proxy Statement	85

▪
the time at which the Rights are redeemed or exchanged under the Plan;

▪
the final adjournment of the Company’s 2025 Annual Meeting of Shareholders if shareholder approval of the Plan has not been received prior to that time;

▪
the repeal of Section 382 of the Code or any successor statute if the Board determines that the Plan is no longer necessary for the preservation of the Company’s tax benefits; or

▪
the beginning of a taxable year of the Company to which the Board determines that no tax benefits may be carried forward.

Anti-Dilution Provisions
The Purchase Price payable, and the number of shares of Preferred Stock issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a reclassification, subdivision or combination of, the Preferred Stock; (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock; or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants. No adjustments to the purchase price of less than 1% will be made. The Rights are also subject to adjustment in the event of a stock dividend on the Common Stock and Class B Stock payable in shares of Common Stock or Class B Stock, or subdivisions, consolidation or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.
Redemption
At any time prior to the time an Acquiring Person becomes such, the Board of Directors may redeem the Rights in whole, but not in part, at a price of  $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of the adoption of the Plan (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
Amendments
For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Plan in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Plan in any manner that does not adversely affect the interests of holders of the Rights.
Resolution
Ford management will present the following resolution to the meeting:
“RESOLVED: the Tax Benefit Preservation Plan, dated September 11, 2009 and as amended by Amendment No. 1 effective September 11, 2012, as amended by Amendment No. 2 effective September 9, 2015, as amended by Amendment No. 3 effective September 13, 2018, as amended by Amendment No. 4 effective September 9, 2021, and as amended by Amendment No. 5 effective September 12, 2024, between the Company and Computershare Trust Company, N.A., as Rights Agent, as described in this Proposal 4 and attached as Appendix I to this Proxy Statement, is approved.”
Your Board’s recommendation: FOR Proposal 4
86 Proposal 4	2025 Proxy Statement

Shareholder Proposals
We expect the following proposals to be presented by shareholders at the annual meeting. Following SEC rules, other than minor formatting changes, we are reprinting the proposals and supporting statements as they were submitted to us. Each of the proposals contains assertions about the Company or other statements that we believe are incorrect. We have not attempted to refute all of these inaccuracies and take no responsibility for the content of the proposals. The Board of Directors has thoroughly considered each proposal and recommends a vote AGAINST these proposals for the reasons set forth following each proposal.
Proposal 5. Shareholder Proposal
Green Century Capital Management, on behalf of Dunkelman Descendants Trust FBO Zane Behnke, c/o Green Century Capital Management, Inc., 114 State Street, Suite 200, Boston MA 02109, which owns shares of common stock with a value of at least $2,000, has informed the Company that the following proposal will be presented at the meeting:
Proposal 5 — Supply Chain GHG Emissions and Net Zero Goals Report
Whereas: The Intergovernmental Panel on Climate Change advises that greenhouse gas (GHG) emissions must be halved by 2030 and reach net zero by 2050 to limit global warming to 1.5°C1. Every incremental increase in temperature above 1.5°C will entail increasingly severe physical and systemic risks for companies and investors.
Steelmaking is the largest source of GHG emissions from heavy industry, responsible for 7-9% of global GHG emissions.2 The auto industry is the second-largest consumer of steel, procuring 12% of global supply.3 Low-carbon steel can reduce GHG emissions from vehicle steel by over 95%.4
Supply chain emissions account for approximately 11% of Ford’s contribution to climate change.5 Although Ford has set emissions reduction targets for its operations and use of sold products, these do not include supply chain emissions from sources such as steelmaking, which is responsible for up to 27% of the embodied emissions of a typical vehicle.6 As Ford strives to reach net zero emissions by 2035 in Europe and 2050 globally, it will be challenged to do so without a plan to mitigate supply chain emissions, including significant scaling of low-carbon steel.
Beyond Ford’s commitment that 10% of its primary aluminum and steel purchases will have near-zero carbon emissions by 2030,7 it does not disclose if, or how, it will align supply chain emissions with its net zero goals. Furthermore, Ford lags peers in curbing emissions from steel in particular:
▪
Volvo and Mercedes-Benz have improved steel supply chain sustainability by participating in the ResponsibleSteel initiative.

▪
Volvo has joined SteelZero, pledging to procure 50% net zero steel by 2030 and 100% by 2050.

▪
BMW, Mercedes, Volvo and other automakers have signed offtake agreements for 50% of the net zero steel produced by Stegra’s green hydrogen mill.

To appropriately respond to climate-related risks and opportunities, Ford should address supply chain emissions with the same ambition as its existing climate risk mitigation efforts.

1
https://www.un.org/en/climatechange/net-zero-coalition

2
https://www.sciencedirect.com/science/article/abs/pii/S2214629622000706

3
https://theicct.org/publication/green-steel-automakers-us-europe-sep-24/

4
https://theicct.org/publication/technologies-to-reduce-ghg-emissions-automotive-steel-US-EU-jul24/

5
https://corporate.ford.com/content/dam/corporate/us/en-us/documents/reports/2024-integrated-sustainability-and-financial-report.pdf

6
https://theicct.org/pr-fossil-fuel-free-technologies-can-slash-steel-related-ghg-emissions-from-vehicles-jul24/

7
https://corporate.ford.com/content/dam/corporate/us/en-us/documents/reports/2023-climate-change-report.pdf

Shareholder Proposal	2025 Proxy Statement	87

Resolved: Shareholders request that Ford, at reasonable expense and omitting proprietary information, issue a report describing if and how it plans to align its supply chain GHG emissions reduction strategies with its net zero goals.
Supporting statement: The essential purpose of this proposal is for Ford to produce forward-looking disclosures demonstrating whether its existing policies and actions are aligned with its net zero goals, and if not, to provide additional strategies, metrics, and milestones necessary for achieving them. In developing the disclosures, proponents recommend, at management discretion:
▪
Taking into consideration approaches used by advisory groups such as the Science Based Targets initiative, Transition Plan Taskforce, ResponsibleSteel and SteelZero;

▪
Describing how Ford intends to meet its commitment to purchase at least 10% near-zero carbon steel by 2030; and

▪
Analyzing the financial and climate-related impacts on Ford’s business of a range of low-carbon steel adoption scenarios.

88 Shareholder Proposal	2025 Proxy Statement

Ford is committed to making a positive contribution to society and the environment — to help build a better world, where every person is free to move and pursue their dreams. This goal is the driving force behind our commitment to reach carbon neutrality no later than 2050, backed by science-based targets, by focusing on three areas that account for approximately 95% of our CO2 emissions — our vehicles, our operations, and our supply chain.
Ford provides transparency about its supply chain GHG emissions reduction efforts and other sustainability efforts in various reports, including its annual Integrated Sustainability and Financial Report, that provide detailed and meaningful information about the Company’s efforts to achieve carbon neutrality in its supply chain and progress against its targets. In response to stakeholder feedback, the most recent integrated report includes additional information and transparency with respect to significant supply chain emissions. As part of its annual sustainability reporting process, Ford also highlights the Company’s understanding of climate-related risks and opportunities and the resilience of Ford’s strategy and business model under different climate scenarios. Further, Ford discloses extensive sustainability-related data through annual responses to the CDP Climate Change questionnaires, which also include data from Ford’s supply chain partners.
Ford’s Supplier Code of Conduct (the “Supplier Code”) requires suppliers to, among other things, minimize their impact on climate change in accordance with the Paris Climate Agreement. Suppliers must establish science-based GHG reduction targets, action plans, and transparent reporting mechanisms to support carbon neutrality by 2050 globally (all scopes), and for sites shipping to Europe, by 2035 (Scope 1 and 2). Ford requires its suppliers to adopt and enforce a similar code of practice and expects their subcontractors to do the same. When supplier policies are not aligned with the requirements and expectations outlined in the Supplier Code, the supplier must undertake corrective actions to demonstrate continuous improvements with a deadline for compliance. In addition, in 2023, supplier carbon neutrality status was integrated into Ford’s production sourcing decisions.
Ford collaborates with others in multi-stakeholder initiatives and partnerships to develop tools and training that support continuous improvement throughout global supply chains. Ford joined First Movers Coalition, a global initiative to harness purchasing power and supply chains to create early markets for innovative, clean technologies. As a founding member of the coalition’s aluminum sector, Ford committed to at least 10% of its primary aluminum and steel purchases having near-zero carbon emissions by 2030. Toward its commitment with the First Mover’s Coalition, Ford has announced that it is entering into non-binding memoranda of understanding (MOUs) with three strategic steel suppliers to secure a supply of low-carbon steel.
Ford was among the first American automakers to include its global supply chain on the Manufacture 2030 (“M2030”) platform, and Ford invites and encourages all Tier 1 production suppliers to participate in M2030. This climate best practice program provides support for suppliers with measurement, management, and reduction of carbon emissions, water, and waste. On an ongoing basis, Ford evaluates its suppliers’ targets to foster compliance with M2030’s science-based target and carbon neutrality roadmap requirements. If suppliers do not meet these requirements, Ford requests that these suppliers participate in M2030 to help establish targets and work toward a carbon neutrality roadmap. Ford has also established internal targets for increasing engagement with its supply chain partners, including building on the successful CDP Supply Chain reporting program and the M2030 program.
In addition, both M2030 and CDP request suppliers report their actual GHG emissions to Ford. This data allows Ford to focus and engage with suppliers who have a large environmental impact.
Ford is also an active participant in Suppliers Partnership for the Environment (“SP”). SP provides a forum for global vehicle manufacturers and their large and small suppliers to work together toward a shared vision of an automotive industry with positive environmental impact.
The Board of Directors does not believe that preparing the requested reporting on the Company’s supply chain GHG emissions reduction strategy beyond what the Company already reports is an efficient use of Company resources in light of the Company’s existing public disclosure regarding actions the Company has taken and intends to continue taking with respect to supply chain GHG emissions reductions. Accordingly, the Board recommends that you vote “against” this proposal.
Your Board’s recommendation: AGAINST Proposal 5
Shareholder Proposal	2025 Proxy Statement	89

Proposal 6. Shareholder Proposal
Mercy Investment Services, Inc., 2039 North Geyer Road, St. Louis, MO 63131, and co- filers Adrian Dominican Sisters, 1257 East Siena Heights Drive, Adrian, MI 49221, The Daughters of Charity, Inc., 4300 Olive St., St. Louis, MO 63108, and Bon Secours Mercy Health, Inc., 1701 Mercy Health Place, Cincinnati, OH 45237, each of which owns shares of common stock with a value of at least $2,000, has informed the Company that the following proposal will be presented at the meeting:
Proposal 6 — DEI Strategy Report
WHEREAS: In August 2024, Ford Motor Company linked the need to be “mindful that our employees and customers hold a wide range of beliefs” to an apparent substantive shift in its diversity, equity, and inclusion (DEI) strategy. Announced changes included: no longer participating in the Human Rights Campaign (HRC)’s survey on corporate practices related to lesbian, gay, bisexual, transgender, and queer (LGBTQ+) employees; not linking compensation to diversity goals; and changing the focus of employee resource groups.1
Many investors view a company’s management of DEI-related strategies as a material topic. If Ford has dismantled DEI policies and practices, this may expose it to legal, financial, and reputational risks that will undermine its long-term growth.
Legal:
Racial and gender discrimination is prohibited under the Civil Rights Act of 1964. Companies must maintain harassment policies that are “reasonably designed and reasonably effectual.” If an employer should have known that harassment was taking place, it can be held responsible. Reducing or eliminating DEI initiatives might indicate a lack of corporate commitment to managing discriminatory behavior.2
Financial:
Research studies indicate that investors benefit from companies with management diversity.
For example, McKinsey studies have consistently found that companies with higher diversity in corporate leadership are more likely to outperform peers in profitability.3 A review by As You Sow and Whistle Stop Capital of the manager diversity of over 1,600 companies found statistically significant positive correlations to key financial performance indicators, including: return on equity and invested capital, revenue growth, and share price performance.4
A 2024 meta-analysis found that companies with diversity and inclusion initiatives experience benefits that include: increased innovation, enhanced employee engagement and satisfaction, and improved decision-making.5
Long-term growth:
HRC estimates that LGBTQ+ Americans have spent an estimated $103 billion on vehicles since 2020.6 According to a 2024 Gallup poll, almost eight percent of Americans currently identify as LGBTQ+.
However, more than 20 percent of Gen Z adults identify as such.7 With each of the last five generations, the percentage of Americans identifying as LGBTQ+ has doubled,8 indicating that Gen Alpha will have an even stronger association than Gen Z.

1
https://x.com/robbystarbuck/status/1828820035118518737

2
https://niwr.org/wp-content/uploads/2024/10/NIWR-Summary-Memo-on-DEI.pdf

3
https://www.mckinsey.com/featured-insights/diversity-and-inclusion/diversity-matters-even-more-the-case-for-holistic-impact

4
https://www.asyousow.org/report-page/2023-capturing-the-diversity-benefit

5
https://www.researchgate.net/publication/380115625_ENHANCING_ORGANIZATIONAL_PERFORMANCE_THROUGH_DIVERSITY_
AND_INCLUSION_INITIATIVES_A_META-ANALYSIS

6
https://www.hrc.org/press-releases/automotive-data-show-massive-lgbtq-people-of-color-consumer-power-red-flag-for-automakers-
backtracking-on-inclusion-commitments

7
https://news.gallup.com/poll/611864/lgbtq-identification.aspx

8
https://www.statista.com/statistics/719685/american-adults-who-identify-as-homosexual-bisexual-transgender-by-generation/

90 Shareholder Proposal	2025 Proxy Statement

Alienating the LGBTQ+ population, along with their allies, risks serious, long-term brand harm for Ford.
RESOLVED: Shareholders request that the Board prepare and issue a report describing the research and analysis it undertook before making changes to its DEI policies and practices in Summer 2024. The disclosure should be made at reasonable expense, excluding proprietary or privileged information.
SUPPORTING STATEMENT: Shareholders suggest the report include, at Board discretion:
▪
A qualitative and quantitative description of the DEI-related concerns raised by the Company’s consumer base, if any;

▪
The process and level of Board involvement in decision-making related to the Company’s DEI strategy;

▪
Current and planned strategies to ensure a workplace free of harassment and discrimination; and

▪
Any foreseeable impacts on the Company’s ability to source diverse talent, consumer sentiment, or brand value.

Shareholder Proposal	2025 Proxy Statement	91

At Ford, we believe that when we make a commitment, it is not just about the words we use, it is about the actions we take every day. So when we say we are committed to fostering a respectful, inclusive, and safe working environment, we know that means showing up for our employees, customers, and communities in ways that matter, today and in the future.
We are committed to our employees and support equal opportunity and equal pay. We know that leveraging diverse teams is not only the right thing to do, it is smart business, and that requires us to create and protect a culture in which all team members can do their best work. Our commitment to economic mobility dates back more than a century to our founding in the U.S. when Ford played an integral role in the Great Migration of Black workers to the Motor City. Today, this means respecting the diverse talents of our workers around the world through policies and practices that reflect our core values. We design vehicles and services for a broad global audience, and we honor the hard work, creativity, and diversity of our business partners through ethical business practices and partnerships, delivering supply chain excellence through a broad, diversified supply base, and serving customers with dealers who reflect the communities we serve. The diverse experiences, perspectives, and talents of our global team have enabled Ford to create some of the most iconic vehicles in history and have afforded millions of people the freedom of mobility.
Our values — the values that have defined our dedication to our teams, customers, communities and the planet for over a century — including our commitment to supporting our diverse, global workforce in an inclusive and safe work environment, are as steadfast today as they have been throughout our history. Over time, we have crafted policies and practices to support these enduring values, even as we evolve certain aspects of our business. For example, as part of the Ford+ transformation plan, we evolved how our global Employee Resource Groups (“ERGs”) operate to increase efficiency, effectiveness and better support employees. This effort, which was two years in the making, was focused on creating consistent and meaningful experiences for our employees, and was not, as the shareholder proposal suggests, a dismantling of any of our practices. Ford supports 10 global ERGs that are open to all employees and serve as places for employee learning, collaboration, and development. ERGs are instrumental in providing a voice to our global workforce, while also providing valuable insights into the employee experience and product and service development. Similarly, our decision in late 2023 to withdraw from certain external culture surveys — which provide their own definitions of  “best place to work” — evolved out of a strategic approach to define and deliver a respectful and inclusive workplace for all employees in a manner that is aligned to our Ford+ transformation plan. We further note that we chose to withdraw from those surveys at a time when we consistently ranked in the top 10% of those scoring mechanisms.
Ford is committed to equal opportunity in employment consistent with applicable laws. Our policies and practices regarding hiring and other aspects of the employment relationship require, and have always required, that there be no discrimination because of race, color, religion, age, gender, sexual orientation, gender identity, national origin, disability, veteran status, genetic information, or pregnancy, and other factors that may be covered by local law. Violations of the company’s equal opportunity policies may result in discipline, up to and including termination. In addition, we do not use, and have never used, diversity hiring quotas; we also have never tied compensation to the achievement of specific diversity-related goals. Contrary to the suggestion in the shareholder proposal that these hiring and compensation practices reflect changes in our approach, they are instead indicative of the consistency of our approach.
At the same time, we know that workforce diversity, including a diversity of ideas, beliefs, and perspectives, is a valuable asset, and we strive to provide an inclusive work environment in which these differences are respected and employees are psychologically and physically safe. Employee engagement and wellbeing are critical to our success. We encourage an open dialogue with employees and share business updates through multi-channel forums including frequent global Town Halls, our intranet and websites, corporate publications and reports, social media, webcasts, and Q&A sessions with senior management. We also conduct regular sentiment polls to understand employee concerns. In 2024, 84% of Global Salaried Voice Survey participants reported feeling they can be themselves at Ford.
Our Board and management maintain active oversight of our commitment to our culture of inclusion and respect. Ford’s Compensation, Talent and Culture Committee is responsible for reviewing various people-related business strategies, including preparing an annual report regarding prevention of harassment and discrimination in the workplace, as well as other people strategies such as culture, diversity and inclusion,
92 Shareholder Proposal	2025 Proxy Statement

and talent and development programs. The Audit Committee oversees the implementation and effectiveness of the Company’s compliance and ethics program.
Ford also provides transparency about its human capital management in various reports that include detailed and meaningful information about the Company’s efforts to address diversity and inclusion. We have published EEO-1 reports since 2020 and share human capital management and diversity metrics in our annual Integrated Sustainability and Financial Report. As part of its annual integrated reporting process, Ford also highlights the Company’s understanding of human capital management risks and opportunities around the world.
Ford remains committed to operating in ways that best serve our diverse customers and the diverse communities where we live and work. Given that our values and core practices remain unwavering, and that we believe our existing disclosures are responsive to our investors’ core areas of interest, the Board of Directors does not believe that preparing the requested report on the Company’s DEI strategy beyond what the Company already reports is an effective use of Company resources at this time.
Accordingly, the Board recommends that you vote “against” this proposal.
Your Board’s recommendation: AGAINST Proposal 6
Shareholder Proposal	2025 Proxy Statement	93

Other Items
Shareholder Proposals for 2026
Pursuant to our By-Laws, unless the Board of Directors determines otherwise, next year’s annual meeting will be held on May 14, 2026. In accordance with Rule 14a-8 of the Exchange Act (“Rule 14a-8”), any shareholder proposal intended for inclusion in the proxy materials for the 2026 Annual Meeting must be received by the Company’s Corporate Secretary no later than November 28, 2025. Proposals must be submitted in writing in a timely manner to: Corporate Secretary, Ford Motor Company, One American Road, Dearborn, MI 48126, with a copy sent by e-mail to the Company’s Executive Director, Investor Relations at: fordir@ford.com. In addition, shareholder proposals must otherwise comply with the requirements of Rule 14a-8.
You may recommend nominees (other than self-nominations) for consideration by submitting the names, qualifications, and other supporting information to: Corporate Secretary, Ford Motor Company, One American Road, Dearborn, MI 48126, with a copy sent by e-mail to the Company’s Executive Director, Investor Relations at: fordir@ford.com. Properly submitted recommendations must be received no later than November 28, 2025. Your properly submitted candidates are evaluated in the same manner as those candidates recommended by other sources. All candidates are considered in light of the needs of the Board with due consideration given to the qualifications described on page 26 under Election of Directors.
A shareholder may present a proposal or nomination for consideration at the 2026 Annual Meeting without requesting that the matter be included in the Company’s proxy materials. To do so, the shareholder must deliver to the Company’s Corporate Secretary no earlier than the close of business on January 8, 2026 and no later than the close of business on February 7, 2026, or such other date as may be announced by the Company in accordance with its By-Laws, a notice containing the information required by the advance notice and other provisions of the Company’s By-Laws, and must otherwise comply with the requirements set forth in the By-Laws. For more information about these requirements, you should refer to our By-Laws, which we have filed with the SEC. Printed copies of the Company’s By-Laws are also available by writing to our Shareholder Relations Department at Ford Motor Company, Shareholder Relations, P.O. Box 6248, Dearborn, MI 48126.
In addition to satisfying the foregoing requirements, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also provide notice to the Company’s Corporate Secretary that sets forth the information required by Rule 14a-19 under the Exchange Act by no later than March 9, 2026.
Annual Report and Other Matters
Ford’s 2024 Annual Report, including consolidated financial statements, can be viewed by following the instructions on the Notice and Access letter received by you or that has been mailed to you. A list of the shareholders of record entitled to vote at the annual meeting will be available for review by any shareholder, for any purpose related to the meeting between 8:30 a.m. and 5:00 p.m. EDT at Ford Motor Company, World Headquarters, One American Road, Dearborn, Michigan, 48126, for ten days prior to the meeting. Shareholders may arrange a time to review the list by contacting our Shareholder Relations Department at 800-555-5259 (U.S. and Canada) or 313-845-8540 (international).
Multiple Shareholders Sharing the Same Address
If you and other residents at your mailing address own shares of common stock in “street name,” your broker or bank may have sent you a notice that your household will receive only one Notice of Internet Availability of Proxy Materials or annual report and proxy statement. This practice is known as “householding,” and is designed to reduce our printing and postage costs. If you reside at such an address and wish to receive a separate annual report, proxy statement, or Notice of Internet Availability of Proxy Materials, you may contact your broker or, if you are a registered holder, you may telephone the Shareholder Relations Department at 800-555-5259 (U.S. and Canada) or 313-845-8540 (international) or write to them at Ford Motor Company, Shareholder Relations, P.O. Box 6248, Dearborn, MI 48126.
94 Other Items	2025 Proxy Statement

Expenses of Solicitation
Ford will pay the cost of soliciting proxies in the accompanying form. We do not expect to pay any fees for the solicitation of proxies, but may pay brokers, nominees, fiduciaries, and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their instructions. In addition to solicitation by mail, proxies may be solicited in person, by telephone, or other means of electronic communication by directors, officers, and other employees of the Company.
Other Items	2025 Proxy Statement	95

Questions and Answers About the Proxy
Materials
What are the voting rights of the holders of common stock and Class B Stock?

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Holders of common stock and holders of Class B Stock, as of close of business March 12, 2025, the record date, will vote together without regard to class on the matters to be voted upon at the meeting.

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Holders of common stock have 60% of the general voting power. Holders of Class B Stock have the remaining 40% of the general voting power.

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On March 12, 2025, 3,905,695,396 shares of common stock and 70,852,076 shares of Class B Stock were outstanding and, thus, are eligible to be voted.

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Each outstanding share of common stock will be entitled to one vote on each matter to be voted upon.

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At this year’s meeting, each outstanding share of Class B Stock will be entitled to 36.75 votes on each matter to be voted upon. The number of votes for each share of Class B Stock is calculated each year in accordance with the Company’s Restated Certificate of Incorporation.

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Your shares will be voted as you specify when providing your proxy. If you are a “shareholder of record” (that is, you hold your shares of common stock in your own name) and you do not specify how you want your shares voted when you provide your proxy, they will be voted for the election of all of the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, and if you are a shareholder of record who has provided a proxy voting in favor of the Board’s nominees, your shares will be voted for the substitute nominee or the Board may reduce its size.

How do I vote my shares?

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If you are a “shareholder of record” (that is, you hold your shares of common stock in your own name), you may vote your shares by submitting a proxy via the internet, mail or telephone by following the instructions on your proxy card. If you are a “beneficial owner” or a “street name” holder (that is, you hold your shares of common stock through a broker, bank, or other nominee), you will receive instructions on how to vote as part of the proxy materials you receive from the bank, broker, or other nominee. We urge all shareholders to promptly vote according to the instructions provided even if you plan to attend the virtual annual meeting online.

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Shares may be voted at the meeting by completing a ballot online during the meeting.

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Company employees or retirees participating in either of the Company’s Savings and Stock Investment Plan for Salaried Employees or Tax-Efficient Savings Plan for Hourly Employees may be receiving this material because of shares held for you in those plans. In that case, you may use a proxy card to instruct the plan trustee on how to vote those shares. The trustee will vote the shares in accordance with your instructions and the terms of the plan. If you hold shares in any part of these plans, the trustee will vote the shares held for you even if you do not direct the trustee how to vote. In these cases, the trustee will vote any shares for which the trustee does not receive instructions in the same proportion as the trustee votes the shares for which the trustee does receive instructions unless otherwise required by ERISA as determined by the investment manager. To allow sufficient time for voting by trustees and administrators of the plans, your voting instructions must be received by 11:59 p.m. EDT on May 5, 2025.

How can I change my vote?

You can revoke your proxy at any time before it is exercised by:
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Submitting written notice of revocation to: Corporate Secretary, Ford Motor Company, One American Road, Dearborn, MI 48126;

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Submitting another proxy by telephone, online, or by mail that is later dated and, if by mail, that is properly signed;

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Voting online during the meeting; or

96 Questions and Answers About the Proxy Materials	2025 Proxy Statement

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Revoking or resubmitting your proxy in accordance with the instructions provided by your broker, bank or other nominee if you hold your shares in “street name.”

What if I do not specify how I want my shares voted?

If you are a shareholder of record and you do not specify on your proxy card (or when giving your proxy by telephone or online) how you want to vote your shares, they will be voted:
FOR all of the director nominees (Proposal 1);
FOR ratifying the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025 (Proposal 2);
FOR approval of the compensation of the Named Executives (Proposal 3);
FOR approval of the Tax Benefit Preservation Plan (Proposal 4); and
AGAINST the shareholder proposals (Proposals 5 and 6).
Confidential voting policy

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The votes of all shareholders are held in confidence from directors, officers, and employees of the Company except: (a) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company; (b) in case of a contested proxy solicitation; or (c) if a shareholder makes a written comment on the proxy card, voting instruction card, or otherwise communicates his or her vote to management.

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We also continue to retain an independent tabulator to receive and tabulate the proxies and independent inspectors of election to certify the results.

Voting recommendations and required approval

Proposals 1, 2, 3, and 4 will be presented at the meeting by management, and the rest are expected to be presented by shareholders. For purposes of the meeting, a quorum is present if the holders of shares entitled to cast a majority of all of the votes which could be cast at such meeting by the holders of all of the outstanding shares of stock of the Company entitled to vote on every matter that is to be voted on are present electronically or represented by proxy. Abstentions are counted as “shares present” at the meeting for purposes of determining whether a quorum exists. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they don’t have discretionary voting authority on any matter other than the ratification of accounting firm and haven’t received instructions as to how to vote on those non-discretionary proposals (so- called “broker non-votes”) are considered “shares present” for the purposes of determining whether a quorum is present.
Proposal		Board Recommendation
1.	Election of Directors (pages 26-37)	The Board recommends a vote FOR each of the nominees.
2.	Ratification of Accounting Firm (pages 38-39)	The Board recommends a vote FOR ratification of the independent registered public accounting firm.
3.	Say-on-Pay Approval (pages 40-83)	The Board recommends a vote FOR approval, on an advisory basis, of the compensation of the Named Executives.
4.	Approval of the Tax Benefit Preservation Plan (pages 84-86)	The Board recommends a vote FOR approval of the Tax Benefit Preservation Plan.
5.	Shareholder Proposals (pages 87-93)	The Board recommends a vote AGAINST the Shareholder Proposals.

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A majority of the votes that could be cast at such meeting upon a single given question by shareholders who are either present online or represented by proxy at the meeting is required to approve each proposal.

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Abstentions have the effect of a vote “against” any matter as to which they are specified.

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Broker non-votes are not considered “votes that could be cast” on a question for which broker discretionary voting is not permitted and will not affect the outcome of the vote on any matter other than the ratification of the accounting firm.

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The votes are computed for each share as described on page 96.

Questions and Answers About the Proxy Materials	2025 Proxy Statement	97

How can I participate in the virtual annual meeting?

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Shareholders will be able to log into the virtual annual meeting platform beginning at 8:00 a.m. EDT on May 8, 2025.

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To participate in the virtual annual meeting visit www.virtualshareholdermeeting.com/FORD2025.

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Enter your 16-digit control number as indicated.

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Shareholders may submit questions either before the meeting or during the meeting. For more information regarding how to submit questions see page 99.

Are there any other matters to be acted upon at the annual meeting?

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We do not know of any other matters to be presented or acted upon at the meeting.

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Under our By-Laws, no business may be transacted at an annual meeting of shareholders other than business stated in the Company’s notice of the meeting, business proposed by or at the direction of the Board of Directors or any authorized committee of the Board, or business proposed by a shareholder of record who complies with the provisions of Section 10 of Article II of the By-Laws of the Company.

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If any other matter is presented at the meeting on which a vote may properly be taken, if you are a shareholder of record, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.

Electronic access to proxy materials and annual report

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This Proxy Statement and our 2024 Annual Report are available on our website at www.corporate.ford.com and at www.shareholder.ford.com.

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Instead of receiving paper copies of next year’s Proxy Statement and Annual Report by mail, you can elect to receive an e-mail message that will provide a link to those documents online. By opting to access your proxy materials online, you will:

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Gain faster access to your proxy materials;

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Save us the cost of producing and mailing documents to you; and

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Help preserve environmental resources.

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Ford shareholders who have enrolled in the electronic access service previously will receive their materials online this year.

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Shareholders of record may enroll in the electronic proxy and Annual Report access service for future annual meetings of shareholders by registering online at www.computershare.com/investor.

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“Street name” shareholders who wish to enroll for electronic access may register for online delivery of materials by going to www.icsdelivery.com/live.

98 Questions and Answers About the Proxy Materials	2025 Proxy Statement

Instructions for the Virtual Annual Meeting
This year our annual meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live webcast.
To participate in the virtual meeting, visit www.virtualshareholdermeeting.com/FORD2025 and enter the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. You may begin to log into the meeting platform beginning at 8:00 a.m. Eastern Daylight Saving Time (“EDT”) on May 8, 2025. The meeting will begin promptly at 8:30 a.m. EDT on May 8, 2025.
The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong internet connection wherever they intend to participate in the meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.
If you wish to submit a question prior to the Annual Meeting, you may do so beginning at 9:00 a.m. EDT on March 28, 2025, until the completion of the Annual Meeting on May 8, 2025, by logging into www.proxyvote.com and entering your 16-digit control number. Once past the login screen, click on “Question for Management,” type in your question, and click “Submit.” Alternatively, if you want to submit your question during the meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/FORD2025, type your question into the “Ask a Question” field, and click “Submit.”
Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, or general economic, political, or other views that are not directly related to the business of the Company are not pertinent to meeting matters and therefore will not be addressed. Any question topics pertinent to meeting matters that are not addressed during the meeting due to time constraints will be addressed and posted online at www.shareholder.ford.com. If we receive questions about the same or similar topics, we may provide a representative question and a single response to avoid repetition. The questions and answers will be available as soon as practicable after the meeting and will remain available until one week after posting.
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call
844-976-0738 (Toll Free) or 303-562-9301 (International Toll). Technical support will be available starting at 8:00 a.m. EDT on May 8, 2025 and will remain available until the meeting has finished.
/s/ Sarah E. Fortt
Sarah E. Fortt
Corporate Secretary
March 28, 2025
Instructions for the Virtual Annual Meeting	2025 Proxy Statement	99

Appendix I. Tax Benefit Preservation Plan
AMENDMENT NO. 5
TO
TAX BENEFIT PRESERVATION PLAN
AMENDMENT NO. 5 to TAX BENEFIT PRESERVATION PLAN (this “Amendment”), by and between Ford Motor Company, a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”), is effective on September 12, 2024.
WHEREAS, the Company and the Rights Agent are parties to that certain Tax Benefit Preservation Plan, originally dated as of September 11, 2009, as amended by Amendment No. 1 thereto effective as of September 11, 2012, as further amended by Amendment No. 2 thereto effective as of September 9, 2015, as further amended by Amendment No. 3 thereto effective as of September 13, 2018, and as further amended by Amendment No. 4 thereto effective as of September 9, 2021 (the “Plan”);
WHEREAS, the Board of Directors of the Company deems it is advisable and in the best interests of the Company and its stockholders to amend certain provisions of the Plan;
WHEREAS, no Person (as defined in the Plan) has become an Acquiring Person (as defined in the Plan); and
WHEREAS, pursuant to and in accordance with Section 27 of the Plan, the Company desires to amend the Plan as set forth below.
NOW, THEREFORE, the Plan is hereby amended as follows:
1. Amendments.
(a) Paragraph (a), clause (i) of Section 7 of the Plan is amended in its entirety to read as follows:
“(i) the Close of Business on September 30, 2027,”
(b) Paragraph (a), clause (iv) of Section 7 of the Plan is amended in its entirety to read as follows:
“(iv) the final adjournment of the Company’s 2025 annual meeting of stockholders if stockholder approval of this Plan has not been received prior to such time,”
(c) Each of the Legend and Paragraph one of the Form of Right Certificate, attached as Exhibit B to the Plan, is amended so that the references to “September 30, 2024” are replaced with “September 30, 2027”.
2. Effect of this Amendment; Certification. It is the intent of the parties hereto that this Amendment constitutes an amendment of the Plan as contemplated by Section 27 thereof. This Amendment shall be deemed effective as of the date hereof as if executed by both parties hereto on such date. Except as expressly provided in this Amendment, the terms of the Plan shall remain in full force and effect. The officer of the Company executing this Amendment hereby certifies to the Rights Agent that the amendments and/or supplements to the Plan set forth in this Amendment are in compliance with the terms of Section 27 of the Plan, and the certification contained in this Section 2 shall constitute the certification required by Section 27 of the Plan.
3. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. A signature to this Amendment executed and/or transmitted electronically shall have the same authority, effect and enforceability as an original signature.
4. Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.
5. Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
6. Descriptive Headings. The captions herein are included for convenience of reference only, do not constitute a part of this Amendment and shall be ignored in the construction and interpretation hereof.
[Signature Page Follows]
Tax Benefit Preservation Plan	2025 Proxy Statement	I-1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date set forth above.
FORD MOTOR COMPANY
By: Name: Title:
COMPUTERSHARE TRUST COMPANY, N.A.
By: Name: Title:
I-2 Tax Benefit Preservation Plan	2025 Proxy Statement

AMENDMENT NO. 4
TO
TAX BENEFIT PRESERVATION PLAN
AMENDMENT NO. 4 to TAX BENEFIT PRESERVATION PLAN (this “Amendment”), by and between Ford Motor Company, a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”), is effective on September 9, 2021.
WHEREAS, the Company and the Rights Agent are parties to that certain Tax Benefit Preservation Plan, originally dated as of September 11, 2009, as amended by Amendment No. 1 thereto effective as of September 11, 2012, as further amended by Amendment No. 2 thereto effective as of September 9, 2015, and as further amended by Amendment No. 3 thereto effective as of September 13, 2018 (the “Plan”);
WHEREAS, the Board of Directors of the Company deems it is advisable and in the best interests of the Company and its stockholders to amend certain provisions of the Plan;
WHEREAS, no Person (as defined in the Plan) has become an Acquiring Person (as defined in the Plan); and
WHEREAS, pursuant to and in accordance with Section 27 of the Plan, the Company desires to amend the Plan as set forth below.
NOW, THEREFORE, the Plan is hereby amended as follows:
1. Amendments.
(a) Paragraph (a), clause (i) of Section 7 of the Plan is amended in its entirety to read as follows:
“(i) the Close of Business on September 30, 2024,”
(b) Paragraph (a), clause (iv) of Section 7 of the Plan is amended in its entirety to read as follows:
“(iv) the final adjournment of the Company’s 2022 annual meeting of stockholders if stockholder approval of this Plan has not been received prior to such time,”
(c) Each of the Legend and Paragraph one of the Form of Right Certificate, attached as Exhibit B to the Plan, is amended so that the references to “September 30, 2021” are replaced with “September 30, 2024”.
2. Effect of this Amendment; Certification. It is the intent of the parties hereto that this Amendment constitutes an amendment of the Plan as contemplated by Section 27 thereof. This Amendment shall be deemed effective as of the date hereof as if executed by both parties hereto on such date. Except as expressly provided in this Amendment, the terms of the Plan shall remain in full force and effect. The officer of the Company executing this Amendment hereby certifies to the Rights Agent that the amendments and/or supplements to the Plan set forth in this Amendment are in compliance with the terms of Section 27 of the Plan, and the certification contained in this Section 2 shall constitute the certification required by Section 27 of the Plan.
3. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. A signature to this Amendment executed and/or transmitted electronically shall have the same authority, effect and enforceability as an original signature.
4. Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.
5. Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
6. Descriptive Headings. The captions herein are included for convenience of reference only, do not constitute a part of this Amendment and shall be ignored in the construction and interpretation hereof.
[Signature Page Follows]
Tax Benefit Preservation Plan	2025 Proxy Statement	I-3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date set forth above.
FORD MOTOR COMPANY
By:
Name:
Title:
COMPUTERSHARE TRUST COMPANY, N.A.
By:
Name:
Title:
I-4 Tax Benefit Preservation Plan	2025 Proxy Statement

AMENDMENT NO. 3
TO
TAX BENEFIT PRESERVATION PLAN
AMENDMENT NO. 3 to TAX BENEFIT PRESERVATION PLAN (this “Amendment”), by and between Ford Motor Company, a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”), is effective on September 13, 2018.
WHEREAS, the Company and the Rights Agent are parties to that certain Tax Benefit Preservation Plan, originally dated as of September 11, 2009, as amended by Amendment No. 1 thereto effective as of September 11, 2012, and as further amended by Amendment No. 2 thereto effective as of September 9, 2015 (the “Plan”);
WHEREAS, the Board of Directors of the Company deems it is advisable and in the best interests of the Company and its stockholders to amend certain provisions of the Plan;
WHEREAS, no Person (as defined in the Plan) has become an Acquiring Person (as defined in the Plan); and
WHEREAS, pursuant to and in accordance with Section 27 of the Plan, the Company desires to amend the Plan as set forth below.
NOW, THEREFORE, the Plan is hereby amended as follows:
1. Amendments.
(a) Paragraph (a), clause (i) of Section 7 of the Plan is amended in its entirety to read as follows:
“(i) the Close of Business on September 30, 2021,”
(b) Paragraph (a), clause (iv) of Section 7 of the Plan is amended in its entirety to read as follows:
“(iv) the final adjournment of the Company’s 2019 annual meeting of stockholders if stockholder approval of this Plan has not been received prior to such time,”
(c) Each of the Legend and Paragraph one of the Form of Right Certificate, attached as Exhibit B to the Plan, is amended so that the references to “September 30, 2018” are replaced with “September 30, 2021”.
2. Effect of this Amendment; Certification. It is the intent of the parties hereto that this Amendment constitutes an amendment of the Plan as contemplated by Section 27 thereof. This Amendment shall be deemed effective as of the date hereof as if executed by both parties hereto on such date. Except as expressly provided in this Amendment, the terms of the Plan shall remain in full force and effect. The officer of the Company executing this Amendment hereby certifies to the Rights Agent that the amendments and/or supplements to the Plan set forth in this Amendment are in compliance with the terms of Section 27 of the Plan, and the certification contained in this Section 2 shall constitute the certification required by Section 27 of the Plan.
3. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. A signature to this Amendment executed and/or transmitted electronically shall have the same authority, effect and enforceability as an original signature.
4. Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.
5. Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
6. Descriptive Headings. The captions herein are included for convenience of reference only, do not constitute a part of this Amendment and shall be ignored in the construction and interpretation hereof.
[Signature Page Follows]
Tax Benefit Preservation Plan	2025 Proxy Statement	I-5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date set forth above.
FORD MOTOR COMPANY
By:
Name:
Title:
COMPUTERSHARE TRUST COMPANY, N.A.
By:
Name:
Title:
I-6 Tax Benefit Preservation Plan	2025 Proxy Statement

AMENDMENT NO. 2
TO
TAX BENEFIT PRESERVATION PLAN
AMENDMENT NO. 2 to TAX BENEFIT PRESERVATION PLAN (this “Amendment”) between Ford Motor Company, a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”) is effective on September 9, 2015.
WHEREAS, the Company and the Rights Agent are parties to a Tax Benefit Preservation Plan, originally dated as of September 11, 2009, as amended by Amendment No. 1 thereto effective September 11, 2012 (the “Plan”);
WHEREAS, the Board of Directors of the Company deems it is advisable and in the best interests of the Company and its stockholders to amend certain provisions of the Plan;
WHEREAS, no Person (as defined in the Plan) has become an Acquiring Person (as defined in the Plan); and
WHEREAS, pursuant to and in accordance with Section 27 of the Plan, the Company desires to amend the Plan as set forth below.
NOW, THEREFORE, the Plan is hereby amended as follows:
1. Amendments.
(a) Paragraph (a), clause (i) of Section 7 of the Plan is amended in its entirety to read as follows:
“(i) the Close of Business on September 30, 2018,”
(b) Paragraph (a), clause (iv) of Section 7 of the Plan is amended in its entirety to read as follows:
“(iv) the final adjournment of the Company’s 2016 annual meeting of stockholders if stockholder approval of this Plan has not been received prior to such time,”
(c) Each of the Legend and Paragraph one of the Form of Right Certificate, attached as Exhibit B to the Plan, is amended so that the references to “September 30, 2015” are replaced with “September 30, 2018”.
2. Effect of this Amendment; Certification. It is the intent of the parties that this Amendment constitutes an amendment of the Plan as contemplated by Section 27 thereof. This Amendment shall be deemed effective as of the date hereof as if executed by both parties hereto on such date. Except as expressly provided in this Amendment, the terms of the Plan remain in full force and effect. The officer of the Company executing this Amendment hereby certifies to the Rights Agent that the amendments and supplements to the Plan set forth in this Amendment are in compliance with the terms of Section 27 of the Plan, and the certification contained in this Section 2 shall constitute the certification required by Section 27 of the Plan.
3. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.
4. Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.
5. Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
6. Descriptive Headings. The captions herein are included for convenience of reference only, do not constitute a part of this Amendment and shall be ignored in the construction and interpretation hereof.
[Signature Page Follows]
Tax Benefit Preservation Plan	2025 Proxy Statement	I-7

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date set forth above.
FORD MOTOR COMPANY
By:
Name:
Title:
COMPUTERSHARE TRUST COMPANY, N.A.
By:
Name:
Title:
I-8 Tax Benefit Preservation Plan	2025 Proxy Statement

AMENDMENT NO. 1
TO
TAX BENEFIT PRESERVATION PLAN
AMENDMENT NO. 1 to TAX BENEFIT PRESERVATION PLAN (this “Amendment”) between Ford Motor Company, a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”) is effective prior to the close of business on this 11th day of September, 2012.
WHEREAS, the Company and the Rights Agent are parties to a Tax Benefit Preservation Plan, dated as of September 11, 2009 (the “Plan”);
WHEREAS, the Board of Directors of the Company deems it is advisable and in the best interests of the Company and its stockholders to amend certain provisions of the Plan;
WHEREAS, no Person (as defined in the Plan) has become an Acquiring Person (as defined in the Plan); and
WHEREAS, pursuant to and in accordance with Section 27 of the Plan, the Company desires to amend the Plan as set forth below.
NOW, THEREFORE, the Plan is hereby amended as follows:
1. Amendments.
(a) Paragraph (a), clause (i) of Section 7 of the Plan is amended in its entirety to read as follows:
“(i) the Close of Business on September 30, 2015,’
(b) Paragraph (a), clause (iv) of Section 7 of the Plan is amended in its entirety to read as follows:
“(iv) the final adjournment of the Company’s 2013 annual meeting of stockholders if stockholder approval of this Plan has not been received prior to such time,’
(c) Each of the Legend and Paragraph one of the Form of Right Certificate, attached as Exhibit B to the Plan, is amended so that the references to “September 11, 2012” are replaced with “September 30, 2015”.
2. Effect of this Amendment. It is the intent of the parties that this Amendment constitutes an amendment of the Plan as contemplated by Section 27 thereof. This Amendment shall be deemed effective as of the date hereof as if executed by both parties hereto on such date. Except as expressly provided in this Amendment, the terms of the Plan remain in full force and effect.
3. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.
4. Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.
5. Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
6. Descriptive Headings. The captions herein are included for convenience of reference only, do not constitute a part of this Amendment and shall be ignored in the construction and interpretation hereof.
Tax Benefit Preservation Plan	2025 Proxy Statement	I-9

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date set forth above.
FORD MOTOR COMPANY
By:
Name:
Title:
COMPUTERSHARE TRUST COMPANY, N.A.
By:
Name:
Title:
I-10 Tax Benefit Preservation Plan	2025 Proxy Statement

FORD MOTOR COMPANY and
COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent
TAX BENEFIT PRESERVATION PLAN
Dated as of September 11, 2009
(Amended as of September 9, 2015)
Tax Benefit Preservation Plan	2025 Proxy Statement	I-11

I-12 Tax Benefit Preservation Plan	2025 Proxy Statement

TAX BENEFIT PRESERVATION PLAN
Tax Benefit Preservation Plan, dated as of September 11, 2009 (“Plan”), between Ford Motor Company, a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”).
The Company has generated net operating loss carryovers and tax credit carryovers for United States federal income tax purposes (“NOLs”), which will potentially provide valuable Tax Benefits (as defined below) to the Company. The ability to use the NOLs may be impaired or destroyed by an “ownership change” within the meaning of Section 382 (as defined below). The Company desires to avoid such an “ownership change” and thereby preserve the ability to utilize the NOLs. In furtherance of such objective, the Company desires to enter into this Plan.
The Board of Directors of the Company (the “Board of Directors”) has adopted resolutions creating a series of preferred stock designated as “Series A Junior Participating Preferred Stock” and has authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of Common Stock (as hereinafter defined) and one Right for each share of Class B Stock (as hereinafter defined) of the Company outstanding as of the Close of Business (as defined below) on September 25, 2009 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth (subject to adjustment) of a share of Preferred Stock (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock and Class B Stock that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to shares of Common Stock and Class B Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22.
Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
Section 1. Certain Definitions. For purposes of this Plan, the following terms have the meaning indicated:
(a) “Acquiring Person” shall mean any Person (other than any Exempt Person) that has become, in itself or, together with all Affiliates and Associates of such Person, the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding; provided, however, that any Existing Holder (as defined below) will not be deemed to be an Acquiring Person for any purpose of this Plan on and after the date on which the adoption of this Plan is first publicly announced unless and until such time as such Existing Holder acquires Beneficial Ownership of additional shares of Common Stock representing .5% of the Common Stock then outstanding, unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person is not then the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding; provided, further, that a Person will not be deemed to have become an Acquiring Person solely as a result of  (i) a reduction in the number of shares of Common Stock outstanding, (ii) the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, (iii) any unilateral grant of any security by the Company or any issuance by the Company of shares of its capital stock to such Person, or (iv) an Exempt Transaction, unless and until such time as such Person thereafter acquires Beneficial Ownership of one additional share of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or Class B Stock or pursuant to a split or subdivision of the outstanding Common Stock or Class B Stock), unless, upon becoming the Beneficial Owner of such additional share of Common Stock, such Person is not then the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding. No Qualified Holder shall become an “Acquiring Person” as a result of such Qualified Holder becoming the Beneficial Owner of shares of Common Stock into which shares of Class B Stock are convertible or have been converted pursuant to Section 2.4 of Article Fourth of the Certificate of Incorporation. Notwithstanding the foregoing, if the Board determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1(a), has become such inadvertently (including, without limitation, because (A) such Person was unaware that it beneficially owned a percentage of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Plan), and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this Section 1(a), then such Person shall not be
Tax Benefit Preservation Plan	2025 Proxy Statement	I-13

deemed to be or to have become an “Acquiring Person” for purposes of this Plan as a result of such inadvertent acquisition. In addition, notwithstanding the foregoing, if a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1(a), has become such as a result of an acquisition of Beneficial Ownership of shares of Common Stock that the Board in its sole discretion determines in good faith, prior to the Distribution Date that would otherwise occur as a result of such acquisition, will not jeopardize or endanger the availability to the Company of the NOLs, then such Person shall not be deemed to be or to have become an “Acquiring Person” for purposes of this Plan as a result of such acquisition, unless and until such time as such Person thereafter acquires Beneficial Ownership of one additional share of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or Class B Stock or pursuant to a split or subdivision of the outstanding Common Stock or Class B Stock), unless, upon becoming the Beneficial Owner of such additional share of Common Stock, such Person is not then the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding or the Board determines otherwise in accordance with this sentence or the preceding sentence. For all purposes of this Plan, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act (as defined below) as in effect on the date hereof.
(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof, and to the extent not included within the foregoing clause of this Section 1(b), shall also include, with respect to any Person, any other Person (whether or not an Exempt Person) whose shares of Common Stock would be deemed constructively owned by such first Person, owned by a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with shares owned by such first Person pursuant to the provisions of the Code, or any successor provision or replacement provisions to Section 382, and the Treasury Regulations thereunder, provided, however, that a Person shall not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.
(c) A Person shall be deemed the “Beneficial Owner” of, shall be deemed to have “Beneficial Ownership” of and shall be deemed to “beneficially own” any securities:
(i) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) (including any purchase orders for shares of Common Stock initiated prior to the first public announcement of the adoption of this Plan) or upon the exercise of conversion rights, exchange rights, warrants, options, or other rights (in each case, other than upon exercise or exchange of the Rights); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own” securities (including rights, options or warrants) which are convertible or exchangeable into or exercisable for Common Stock until such time as such securities are converted or exchanged into or exercised for Common Stock except to the extent the acquisition or transfer of such rights, options or warrants would be treated as exercised on the date of its acquisition or transfer under Section 1.382-4(d) of the Treasury Regulations; provided, further, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange;
(ii) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has or shares the right to vote or dispose of, or has “beneficial ownership” of  (as defined under Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding (whether or not in writing), but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; or
(iii) of which any other Person is the Beneficial Owner, if such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other Person (or any of such other Person’s Affiliates or Associates) with respect to acquiring, holding, voting or disposing of such securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury
I-14 Tax Benefit Preservation Plan	2025 Proxy Statement

Regulations; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D or Schedule 13G under the Exchange Act (or any comparable or successor report), or (B) if such Beneficial Ownership arises solely as a result of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act; provided, further, that nothing in this Section 1(c) shall cause a Person engaged in business as an underwriter of securities or member of a selling group to be the Beneficial Owner of, or to beneficially own, any securities acquired through such Person’s participation in good faith in an underwriting syndicate until the expiration of 40 calendar days after the date of such acquisition, or such later date as the Board may determine in any specific case. Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of this Section 1(c), a Person shall be deemed the Beneficial Owner of, and shall be deemed to beneficially own or have Beneficial Ownership of, securities which such Person would be deemed to constructively own or which otherwise would be aggregated with shares owned by such Person pursuant to Section 382 of the Code, or any successor provision or replacement provision and the Treasury Regulations thereunder.
(d) “Board” shall have the meaning set forth in the recitals hereto.
(e) “Book Entry” shall mean an uncertificated book entry for the Common Stock or Class B Stock.
(f) “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the Commonwealth of Massachusetts are authorized or obligated by law or executive order to close.
(g) “Capital Stock” when used with reference to any Person other than the Company shall mean the common stock (or, in the case of any entity other than a corporation, the equivalent equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first- mentioned Person.
(h) “Certificate of Incorporation” shall mean the Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on August 2, 2000, as the same may be amended and restated from time to time.
(i) “Class B Stock” shall mean the Class B Stock, par value $0.01 per share, of the Company.
(j) “Close of Business” on any given date shall mean 5:00 P.M., Eastern time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Eastern time, on the next succeeding Business Day.
(k) “Code” shall mean the Internal Revenue Code of 1986, as amended.
(l) “Common Stock” when used with reference to the Company shall mean the Common Stock, par value $0.01 per share, of the Company.
(m) “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.
(n) “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.
(o) “Distribution Date” shall have the meaning set forth in Section 3 hereof.
(p) “Equivalent Preferred Shares” shall have the meaning set forth in Section 11(b) hereof.
(q) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(r) “Exchange Ratio” shall have the meaning set forth in Section 24 hereof.
(s) “Exempt Person” shall mean (i) the Company or any Subsidiary (as such term is hereinafter defined) of the Company, in each case including, without limitation, in its fiduciary capacity, (ii) any employee benefit and/or savings plan of the Company or of any Subsidiary of the Company, or (iii) any entity or trustee holding (or acting in a fiduciary capacity in respect of) Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other benefits for employees of the Company or of any Subsidiary of the Company.
Tax Benefit Preservation Plan	2025 Proxy Statement	I-15

(t) “Exempt Transaction” shall mean (i) any transaction that the Board, in its sole discretion, has declared exempt pursuant to Section 30, which determination shall be irrevocable with respect to such transaction and (ii) any issuance of Common Stock by the Company pursuant to its option to make payments in Common Stock in lieu of cash to the VEBA.
(u) “Existing Holder” shall mean any Person who, together with all Affiliates and Associates, beneficially owned shares of Common Stock in excess of 4.99% of the shares of Common Stock then outstanding immediately prior to the first public announcement hereof.
(v) “Expiration Date” shall have the meaning set forth in Section 7 hereof.
(w) “NASDAQ” shall mean The Nasdaq Stock Market.
(x) “New York Stock Exchange” shall mean the New York Stock Exchange, Inc.
(y) “NOLs” shall have the meaning set forth in the recitals hereto.
(z) “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust or other legal entity, group of persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or otherwise, and includes any successor (by merger or otherwise) of such individual or entity.
(aa) “Plan” shall have the meaning ascribed thereto in the preamble to this Plan, and such term shall include all amendments to this Plan.
(bb) “Preferred Stock” shall mean the Series A Junior Participating Preferred Stock, par value $1.00 per share, of the Company having the rights and preferences set forth in the Form of Certificate of Designations attached to this Plan as Exhibit A.
(cc) “Purchase Price” shall have the meaning set forth in Section 7(b) hereof.
(dd) “Qualified Holder” shall mean any Person who beneficially owns shares of Class B Stock as of the Record Date or who, at the time of transfer of shares of Class B Stock to such Person, shall meet any one of the following qualifications:
(i) a natural person who meets the qualification that he is either (A) a natural person in whose name shares of Class B Stock became registered on the original stock ledger of the Company by reason of his record ownership of shares of Class A Common Stock (the “Old Class A Common”) or Class B Common Stock (the “Old Class B Common”) of the Company that were reclassified into shares of Class B Stock, or (B) a descendant (including any descendant by adoption and any descendant of an adopted descendant) of a natural person in whose name shares of Class B Stock were so registered by reason of such record ownership, or (C) a spouse or surviving spouse of a natural person who is or was while living included within the provisions of either of the foregoing subclauses (A) or (B);
(ii) any two or more natural persons each of whom meets the qualification set forth in clause (i) of this Section 1(dd);
(iii) a transferee as trustee of a trust, created by deed or will, which trust meets the following requirements: (1) the income thereof from the date of transfer to such trustee shall be required to be paid to or applied for the use and benefit of or accumulated for one or more natural persons, concurrently or successively, all of whom meet or will meet the qualification set forth in clause (i) of this Section 1(dd), and no other persons, except for such portion of the income as is payable to or to be applied for the use and benefit of or accumulated for one or more (A) other natural persons during terms not to exceed their respective lives, who, though they do not meet the qualification set forth in clause (i) of this Section 1(dd), are relatives of or are or were employees or dependents of natural persons meeting such qualification, or (B) “exempt organizations” (as defined below) for terms not exceeding 33 years from the date of the commencement of the trust, and except for such accumulated income as may be required to be paid over to others upon the death of the person for whom it was accumulated, and (2) the principal thereof shall be required to be transferred, assigned and paid over upon failure or termination of the interests in the income thereof referred to in subclause (1) of this clause (iii); which trustee shall have agreed that if the provisions of such trust relating to the disposition of income or principal are subject to amendment in such manner that the trust could be changed to a trust not meeting the requirements of this clause (iii), the trustee thereof, as such, shall, if such trust is amended at
I-16 Tax Benefit Preservation Plan	2025 Proxy Statement

any time prior to the time when the total number of outstanding shares of Class B Stock shall first fall below 33,749,932, promptly deliver to the Company a copy, duly certified by such trustee, of the instrument effecting such amendment and will, unless such trust as so amended then meets the requirements of this clause (iii), promptly surrender the certificates representing the shares of Class B Stock then held in such trust for conversion of such shares into an equal number of shares of Common Stock in the manner set forth in the Certificate of Incorporation;
(iv) a stock corporation (hereinafter called a “corporate holder”), not less than 75% of the number of outstanding shares of each class of the capital stock, other than shares of  “non-voting preferred stock” (as defined below), of which shall, at the time at which the certificate representing shares of Class B Stock is presented for transfer, be owned beneficially and of record by natural persons who meet the qualification set forth in clause (i) of this Section 1(dd) (provided that the same natural person need not be both the beneficial and the record owner), or be owned of record by trustees (or successor trustees) of trusts which meet the requirements set forth in clause (iii) of this Section 1(dd), or be so owned in part by such natural persons and so owned in part by such trustees (or successor trustees); which corporate holder shall have entered into a written agreement with the Company providing that if, at any time prior to the time when the total number of outstanding shares of Class B Stock shall first fall below 33,749,932, less than 75% of the number of outstanding shares of each class of the capital stock (other than shares of  “non-voting preferred stock”) of such corporate holder shall be so owned, then such corporate holder will either promptly (A) transfer the shares of Class B Stock then held by it to one or more persons who at the time of transfer meet the qualifications set forth in clause (i), (ii), (iii), (iv), (v) or (vi) of this Section 1(dd) and cause the certificates therefor to be duly presented for transfer into the name of such person or persons, or (B) surrender the certificates representing such shares of Class B Stock for conversion of such shares into an equal number of shares of Common Stock, in the manner set forth in the Certificate of Incorporation, or (C) transfer some of such shares as provided in the foregoing subclause (A) of this clause (iv) and surrender the certificates for the remainder of such shares for conversion as provided in the foregoing subclause (B) this clause (iv);
(v) a legatee under the will of any stockholder of the Company deceased prior to the effective date of the reclassification of the Old Class A Common and the Old Class B Common of the Company into Class A Stock, Class B Stock and Common Stock, such transfer being made for the purpose of satisfying, in any manner permitted by such will, all or any part of the claim of the said legatee in respect to a legacy of any kind under said will; provided, however, that the aggregate number of shares of Class B Stock transferred pursuant to this clause (v) shall not exceed 8,437,480; or
(vi) a transferee as successor trustee or as co-trustee of a trust of which his immediate transferor was or is a trustee registered as a record holder of such shares of Class B Stock as permitted by the provisions of this Section 1(dd); provided, however, that if the proviso in clause (iii) of this Section 1(dd) is applicable, such successor trustee or co-trustee shall have entered into a written agreement with the Company whereby he assumes the obligations of the agreement required by said clause (iii).
For purposes of this Section 1(dd) only, the term “exempt organization” shall mean any corporation, community chest, fund or foundation organized and operated exclusively for religious, charitable, scientific, literary, or educational purposes which, at the date of verification of the affidavit in which reference thereto is made, shall have been exempted or be exempt, wholly or partially, from taxation on income under the provisions of Section 501(c)(3) of the Code, as then in effect, or other provision of Federal law then in effect governing the exemption from federal taxation on income of institutions organized and operated exclusively for any one or more of the foregoing purposes, and for purposes of this Section 1(dd) only, the term “non-voting preferred stock” as applied to stock in a corporate holder, shall mean stock which does not entitle the holder thereto to vote for the election of directors under any circumstances and carries no right to dividends or interest in earnings other than the right to dividends in a fixed amount per annum, which right may be cumulative.
(ee) “Record Date” shall have the meaning set forth in the preamble hereto.
(ff) “Redemption Date” shall have the meaning set forth in Section 7 hereof.
(gg) “Redemption Price” shall have the meaning set forth in Section 23 hereof.
(hh) “Right” shall have the meaning set forth in the recitals hereto.
(ii) “Right Certificate” shall have the meaning set forth in Section 3 hereof.
Tax Benefit Preservation Plan	2025 Proxy Statement	I-17

(jj) “Securities Act” shall mean the Securities Act of 1933, as amended.
(kk) “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.
(ll) “Section 382” shall mean Section 382 of the Code, or any comparable successor provision.
(mm) “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.
(nn) “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person of facts that indicate that an Acquiring Person has become such, or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person.
(oo) “Subsidiary” of any Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person, and any corporation or other entity that is otherwise controlled by such Person.
(pp) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.
(qq) “Summary of Rights” shall have the meaning set forth in Section 3 hereof.
(rr) “Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.
(ss) “Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.
(tt) “Treasury Regulations” shall mean final, temporary and proposed income tax regulations promulgated under the Code, including any amendments thereto.
(uu) “VEBA” shall mean the New Voluntary Employees’ Beneficiary Association trust established under that certain Settlement Agreement dated as of March 28, 2009 by and among the Company, the International Union, United Automobile, Aerospace and Agricultural Implement Workers of America (“UAW”) and class representatives of former UAW-represented Company employees, as such Settlement Agreement may be amended from time to time.
Any determination required by the definitions in the Plan shall be made by the Board in its good faith judgment, which determination shall be binding on the Rights Agent and the holders of Rights.
Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent.
Section 3. Issue of Right Certificates.
(a) Until the earlier of  (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date or (ii) the Close of Business on the tenth Business Day (or, unless the Distribution Date shall have previously occurred, such later date as may be specified by the Board) after the commencement by any Person (other than an Exempt Person) of, or of the first public announcement of the intention of such Person to commence, a tender or exchange offer, the consummation of which would result in any Person (other than an Exempt Person) becoming an Acquiring Person (the earlier of such dates being referred to as the “Distribution Date”; provided, however, that if either of such dates occurs after the date of this Plan and on or prior to the Record Date, then the Distribution Date shall be the Record Date), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates representing the Common Stock or Class B Stock registered in the names of the holders thereof  (or by Book Entry shares in respect of such Common Stock or Class B Stock) and not by separate Right Certificates, and (y) the Rights will be transferable only in connection with the transfer of Common Stock and Class B Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, postage-prepaid mail, to each record holder of Common Stock and Class B Stock
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as of the close of business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock and Class B Stock so held. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.
(b) As promptly as practicable following the Record Date, the Company will send a copy of a Summary of Rights to Purchase Shares of Preferred Stock, in substantially the form of Exhibit C hereto (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Stock and Class B Stock as of the Close of Business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company. With respect to certificates representing Common Stock and Class B Stock (or Book Entry shares of Common Stock or Class B Stock) outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof  (or the Book Entry shares). Until the Distribution Date (or, if earlier, the Expiration Date), the surrender for transfer of any certificate for Common Stock or Class B Stock (or any Book Entry shares of Common Stock or Class B Stock) outstanding on the Record Date shall also constitute the transfer of the Rights associated with the Common Stock or Class B Stock represented by such certificate or Book Entry shares.
(c) Rights shall be issued in respect of all shares of Common Stock and Class B Stock issued or disposed of after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date (or in certain circumstances provided in Section 22 hereof, after the Distribution Date). Certificates issued for Common Stock and Class B Stock after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date (or in certain circumstances provided in Section 22 hereof, after the Distribution date) shall have impressed on, printed on, written on or otherwise affixed to them the following legend:
This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Tax Benefit Preservation Plan between Ford Motor Company (the “Company”) and Computershare Trust Company, N.A., as Rights Agent, dated as of September 11, 2009 and as amended from time to time (the “Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Plan without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Plan, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Plan) and certain transferees thereof will become null and void and will no longer be transferable.
With respect to any Book Entry shares of Common Stock or Class B Stock, such legend shall be included in a notice to the registered holder of such shares in accordance with applicable law. With respect to certificates containing the foregoing legend, or any notice of the foregoing legend delivered to holders of Book Entry shares, until the Distribution Date the Rights associated with the Common Stock or Class B Stock represented by such certificates or Book Entry shares shall be evidenced by such certificates or Book Entry shares alone, and the surrender for transfer of any such certificate or Book Entry share, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock and Class B Stock represented thereby. In the event that the Company purchases or otherwise acquires any Common Stock or Class B Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock or Class B Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock and Class B Stock which are no longer outstanding.
Notwithstanding this paragraph (c), neither the omission of the legend required hereby, nor the failure to deliver the notice of such legend, shall affect the enforceability of any part of this Plan or the rights of any holder of the Rights.
Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of the New York Stock Exchange or of any other stock exchange or automated quotation
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system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of this Plan, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the Purchase Price (as determined pursuant to Section 7), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.
Section 5. Countersignature and Registration.
(a) The Right Certificates shall be executed on behalf of the Company by the President of the Company, either manually or by facsimile signature, shall have affixed thereto the Company’s seal or a facsimile thereof and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Plan any such Person was not such an officer.
(b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at an office or agency designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.
Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.
(a) Subject to the provisions of this Plan, at any time after the Close of Business on the Distribution Date and prior to the Close of Business on the Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following such time, other securities, cash or assets as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or agency of the Rights Agent designated for such purpose. Thereupon the Rights Agent, subject to the provisions of this Plan, shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.
(b) Subject to the provisions of this Plan, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.
Section 7. Exercise of Rights, Purchase Price; Expiration Date of Rights.
(a) Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate may, subject to Section 11(a)(ii) hereof and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one-thousandth of a share of Preferred Stock (or other securities, cash or other assets, as the
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case may be) as to which the Rights are exercised, at any time which is both after the Distribution Date and prior to the time (the “Expiration Date”) that is the earliest of  (i) the Close of Business on September 11, 2012, (ii) the time at which the Rights are redeemed as provided in Section 23 hereof  (the “Redemption Date”), (iii) the time at which such Rights are exchanged as provided in Section 24 hereof, (iv) the final adjournment of the Company’s 2010 annual meeting of stockholders if stockholder approval of this Plan has not been received prior to such time, (v) the repeal of Section 382 or any successor statute if the Board determines that this Plan is no longer necessary for the preservation of Tax Benefits, or (vi) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward.
(b) The Purchase Price shall be initially $35.00 for each one one-thousandth of a share of Preferred Stock purchasable upon the exercise of a Right. The Purchase Price and the number of one one-thousandths of a share of Preferred Stock or other securities or property to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) of this Section 7.
(c) Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the aggregate Purchase Price for the number of shares of Preferred Stock to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 6 hereof, in cash or by certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Stock, or make available if the Rights Agent is the transfer agent for the Preferred Stock, certificates for the number of shares of Preferred Stock to be purchased, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) requisition from a depositary agent appointed by the Company depositary receipts representing interests in such number of shares of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company hereby directs any such depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt of the cash requisitioned from the Company, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.
(d) Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all of the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.
(e) Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 hereof or this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of assignment or form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (for the purposes of this Section 7(e), as such term is defined in Rule 13d-3 or 13d-5 of the General Rules and Regulations under the Exchange Act), former Beneficial Owner and/or Affiliates or Associates thereof as the Company shall reasonably request.
Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy or cause to be destroyed such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.
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Section 9. Availability of Shares of Preferred Stock.
(a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights.
(b) So long as the shares of Preferred Stock (and, following the time that a person becomes an Acquiring Person, shares of Common Stock and other securities) issuable upon the exercise of Rights may be listed or admitted to trading on the New York Stock Exchange or listed on any other national securities exchange or quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on the New York Stock Exchange or listed on any other national securities exchange or quotation system upon official notice of issuance upon such exercise.
(c) From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary, to permit the issuance of shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) upon the exercise of Rights, to register and qualify such shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of  (x) the date as of which the Rights are no longer exercisable for such securities and (y) the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Plan to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification or exemption in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.
(d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates therefor (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.
(e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock (or shares of Common Stock and other securities) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Stock (or shares of Common Stock and other securities) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Preferred Stock (or shares of Common Stock and other securities) upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax being payable by that holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax or charge is due.
Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes or charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which such transfer books are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock for which
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the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
Section 11. Adjustment of Purchase Price, Number and Kind of Shares and Number of Rights. The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
(a) (i) In the event the Company shall at any time after the date of this Plan (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding shares of Preferred Stock, (C) combine the outstanding shares of Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, as the case may be, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.
(ii) Subject to Section 24 of this Plan, and except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii), in the event that any Person becomes an Acquiring Person, each holder of a Right shall thereafter have the right to receive, upon exercise thereof at a price equal to the then-current Purchase Price, in accordance with the terms of this Plan and in lieu of shares of Preferred Stock, such number of shares of Common Stock (or at the option of the Company, such number of one-thousandths of a share of Preferred Stock) as shall equal the result obtained by multiplying (x) the then-current Purchase Price, by (y) the number of one-thousandths of a share of Preferred Stock for which a Right is then exercisable and dividing the product of  (x) and (y) by (z) 50% of the then-current per share market price of the Common Stock (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with this Section 11 hereof. Notwithstanding anything in this Plan to the contrary, however, from and after the time (the “Invalidation Time”) when any Person first becomes an Acquiring Person, any Rights that are beneficially owned by (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (y) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the Invalidation Time or (z) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the Invalidation Time pursuant to either (I) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (II) a transfer that the Board has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Plan. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. From and after the Invalidation Time, no Right Certificate shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled.
(iii) The Company may at its option (or, if required to comply with its Certificate of Incorporation, shall) substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) such number or fraction of shares of Preferred Stock (or, if required to comply with its Certificate of Incorporation, equivalent shares of its capital stock) having an aggregate current market value equal to the current per share market price of a share of Common Stock. In the event that there shall be an insufficient number of shares of Common Stock authorized but unissued (and unreserved) to permit the
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exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, (A) determine the excess of  (x) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the “Current Value”) over (y) the then-current Purchase Price multiplied by the number of one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the time that the Acquiring Person became such (such excess, the “Spread”), and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11(a)(ii)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with subparagraph (ii) upon exercise of the Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock, are deemed in good faith by the Board to have substantially the same value as the shares of Common Stock (such shares of preferred stock and shares or fractions of shares of preferred stock are hereinafter referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board upon the advice of a nationally recognized investment banking firm selected in good faith by the Board; provided, however, that if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the date that the Acquiring Person became such (the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of such Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If, within the thirty (30) day period referred to above the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board elects, such thirty (30) day period may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is hereinafter called the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the shares of Common Stock shall be the current per share market price (as determined pursuant to Section 11(d)(i)) on the Section 11(a)(ii) Trigger Date and the per share or fractional value of any “Common Stock Equivalent” shall be deemed to equal the current per share market price of the Common Stock on such date. The Board may, but shall not be required to, establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).
(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having similar rights, privileges and preferences as the Preferred Stock (“Equivalent Preferred Shares”)) or securities convertible into Preferred Stock or Equivalent Preferred Shares at a price per share of Preferred Stock or Equivalent Preferred Shares (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent Preferred Shares) less than the then current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of
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shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of shares of Preferred Stock and Equivalent Preferred Shares which the aggregate offering price of the total number of such shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and which shall be binding on the Rights Agent. Shares of Preferred Stock and Equivalent Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
(c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then-current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, less the fair market value (as determined in good faith by the Board whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent) of the portion of such assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock, and the denominator of which shall be such current per share market price of the Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.
(d) (i) Except as otherwise provided herein, for the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of  (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or NASDAQ or, if the Security is not listed or admitted to trading on the New York Stock Exchange or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if on such date the Security is not so quoted or reported, the average of the high and low asked prices in the over-the-counter market as reported by any system then in use, or, if not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. The term “Trading Day” shall mean a day on which the principal national securities exchange on
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which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.
(ii) For the purpose of any computation hereunder, if the Preferred Stock is publicly traded, the “current per share market price” of the Preferred Stock shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Stock is not publicly traded but the Common Stock is publicly traded, the “current per share market price” of the Preferred Stock shall be conclusively deemed to be the current per share market price of the Common Stock as determined pursuant to Section 11(d)(i) multiplied by the then applicable Adjustment Number (as defined in and determined in accordance with the Certificate of Designation for the Preferred Stock). If neither the Common Stock nor the Preferred Stock is publicly traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent.
(e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments not required to be made by reason of this Section 11(e) shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-thousandth of a share of Preferred Stock or share of Common Stock or other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of  (i) three years from the date of the transaction which requires such adjustment or (ii) the Expiration Date. If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than the Preferred Stock, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of a Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), 11(b), 11(c), 11(e), 11(h), 11(i) and 11(m) and the provisions of Sections 7, 9, 10 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.
(f) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
(g) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest ten-thousandth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right immediately prior to such adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
(h) The Company may elect on or after the date of any adjustment of the Purchase Price or any adjustment made to the number of shares of Preferred Stock for which a Right may be exercised pursuant to Section 11(a)(i), 11(b) or 11(c) hereof to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record
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date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled as a result of such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.
(i) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one-thousandths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder without effect on the Purchase Price payable to exercise a Right or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of a Right as provided herein.
(j) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the shares of Preferred Stock or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or other such shares at such adjusted Purchase Price.
(k) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event issuing to the holder of any Right exercised after such record date the Preferred Stock, Common Stock or other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock, Common Stock or and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.
(l) Notwithstanding anything in this Section 11 to the contrary, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any shares of Preferred Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in shares of Preferred Stock or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.
(m) Notwithstanding anything in this Plan to the contrary, in the event that at any time after the date of this Plan and prior to the Distribution Date, the Company shall (i) declare and pay any dividend on the Common Stock and Class B Stock payable in Common Stock or Class B Stock, or (ii) effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of a dividend payable in Common Stock) into a greater or lesser number of shares of Common Stock, then, in any such case, the number of Rights associated with each share of Common Stock and Class B Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock and Class B Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock and Class B Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock and Class B Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock and Class B Stock outstanding immediately following the occurrence of such event.
(n) The Company agrees that, after the earlier of the Distribution Date or the Stock Acquisition Date, it will not, except as permitted by Section 23, 24 or 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.
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Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Stock, the Class B Stock or the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock and Class B Stock or Book Entry shares in respect thereof) in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate. Any adjustment to be made pursuant to Section 11 hereof shall be effective as of the date of the event giving rise to such adjustment.
Section 13. [Reserved].
Section 14. Fractional Rights and Fractional Shares.
(a) The Company shall not be required to issue fractions of Rights (except prior to the Distribution Date in accordance with Section 11(n) hereof) or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or NASDAQ or, if the Rights are not listed or admitted to trading on the New York Stock Exchange or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such system then in use or, if on any such date the Rights are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board shall be used.
(b) The Company shall not be required to issue fractions of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon the exercise or exchange of Rights. Interests in fractions of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners (for the purposes of this Section 14(b), as such term is defined in Rule 13d-3 or 13d-5 of the General Rules and Regulations under the Exchange Act) of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised for shares of Preferred Stock as herein provided an amount in cash equal to the same fraction of the current market value of one share of Preferred Stock. For the purposes of this Section 14(b), the current market value of a share of Preferred Stock shall be the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.
(c) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates at the time such Rights are exercised or exchanged for shares of Common Stock as herein provided an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock (as determined in accordance with Section 11(d)(i) hereof), for the Trading Day immediately prior to the date of such exercise or exchange.
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(d) The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right (except as provided above).
Section 15. Rights of Action. All rights of action in respect of this Plan, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock and Class B Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock and Class B Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock and Class B Stock), on such holder’s own behalf and for such holder’s own benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock and Class B Stock) in the manner provided in such Rights Certificate and in this Plan. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Plan.
Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a) prior to the Distribution Date, the Rights will not be evidenced by a Right Certificate and will be transferable only in connection with the transfer of the Common Stock and Class B Stock;
(b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or agency of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer;
(c) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the Common Stock certificate or Class B Stock certificate (or Book Entry shares in respect of Common Stock or Class B Stock)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the Common Stock certificate or Class B Stock certificate (or notices provided to holders of Book Entry shares of Common Stock or Class B Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to Section 7(e) hereof, shall be affected by any notice to the contrary; and
(d) notwithstanding anything in this Plan to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Plan by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company must use its reasonable best efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.
Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in this Plan), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.
Section 18. Concerning the Rights Agent.
(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and
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other disbursements incurred in the administration and execution of this Plan and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Plan, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.
(b) The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Plan in reliance upon any Right Certificate or certificate for the Preferred Stock, the Common Stock, the Class B Stock or for any other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document reasonably believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.
Section 19. Merger or Consolidation or Change of Name of Rights Agent.
(a) Any corporation or entity into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any entity corporation or resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation or entity succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such corporation or entity would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Plan, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.
(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.
Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Plan upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:
(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company and/or the Board), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.
(b) Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the President and the Secretary of the Company (each, an “Authorized Officer”) and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Plan in reliance upon such certificate.
(c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct.
(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
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(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof  (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 23 and 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12, describing such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or other securities to be issued pursuant to this Plan or any Right Certificate or as to whether any shares of Preferred Stock or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.
(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.
(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be one of the Authorized Officers of the Company, and to apply to such Authorized Officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such Authorized Officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Plan and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any Authorized Officer of the Company actually receives such application unless any such Authorized Officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.
(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.
(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided, that reasonable care was exercised in the selection and continued employment thereof.
(j) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof) or a transferee thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.
Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon 30 days’ notice in writing mailed to the Company and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Plan as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent
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or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock, Class B Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (A) a corporation or other entity organized and doing business under the laws of the United States or any state thereof, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (B) an affiliate of a corporation or entity described in clause (A) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock or Preferred Stock, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such forms as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of Common Stock and/or Class B Stock following the Distribution Date and prior to the Expiration Date, the Company may with respect to shares of Common Stock and/or Class B Stock so issued or sold pursuant to (i) the exercise of stock options, (ii) under any employee plan or arrangement, (iii) the exercise, conversion or exchange of securities, notes or debentures issued by the Company or (iv) a contractual obligation of the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale.
Section 23. Redemption.
(a) The Board may, at any time prior to such time as any Person first becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of  $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock after the date hereof  (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the current market price of the Common Stock at the time of redemption as determined pursuant to Section 11(d)(i) hereof) or any other form of consideration deemed appropriate by the Board.
(b) Immediately upon the action of the Board ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or at such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board ordering the redemption of the Rights (or such later time as the Board may establish for the effectiveness of such redemption), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption
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shall state the method by which the payment of the Redemption Price will be made. The failure to give notice required by this Section 23(b) or any defect therein shall not affect the validity of the action taken by the Company.
(c) In the case of a redemption under Section 23(a) hereof, the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent of the Common Stock, and upon such action, all outstanding Right Certificates shall be void without any further action by the Company.
Section 24. Exchange.
(a) The Board may, at its option, at any time after any Person first becomes an Acquiring Person, exchange all or part of the then outstanding Rights (which shall not include Rights that have not become effective or that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock (or one-thousandth of a share of Preferred Stock) per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof  (such amount per Right being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after an Acquiring Person becomes the Beneficial Owner of shares of Common Stock and/or Class B Stock aggregating 50% or more of the voting power of the shares of Common Stock and Class B Stock then outstanding. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Prior to effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock issuable pursuant to the exchange, and all Persons entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.
(b) Immediately upon the effectiveness of the action of the Board ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange and shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.
(c) The Company may at its option substitute, and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued (and unreserved) to permit an exchange of Rights as contemplated in accordance with this Section 24 (or if the issuance of Common Stock in exchange for any Rights would not otherwise be permitted under the Certificate of Incorporation), the Company shall substitute, to the extent of such insufficiency or to the extent necessary to comply with its Certificate of Incorporation, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof  (or Equivalent Preferred Shares, as such term is defined in Section 11(b), or other equivalent shares of its capital stock) such that the current per share market price (determined pursuant to Section 11(d) hereof) of one share of Preferred Stock (or Equivalent Preferred Share or other equivalent share) multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11(d) hereof) as of the date of such exchange.
Section 25. Notice of Certain Events.
(a) In case the Company shall at any time after the earlier of the Distribution Date or the Stock Acquisition Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any
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other distribution to the holders of its Preferred Stock (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding Preferred Stock), (iv) to effect the liquidation, dissolution or winding up of the Company, or (v) to declare or pay any dividend on the Common Stock and Class B Stock payable in Common Stock or Class B Stock, to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock or Class B Stock), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend or distribution or offering of rights or warrants, or the date on which such liquidation, dissolution, winding up, reclassification, subdivision, combination or consolidation is to take place and the date of participation therein by the holders of the Common Stock, Class B Stock and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock, Class B Stock and/or Preferred Stock, whichever shall be the earlier.
(b) In case any event described in Section 11(a)(ii) shall occur then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate (or if occurring prior to the Distribution Date, the holders of the Common Stock and Class B Stock) in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii).
(c) The failure to give notice required by this Section 25 or any defect therein shall not affect the validity of the action taken by the Company or the vote upon any such action.
Section 26. Notices. Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:
FORD MOTOR COMPANY
One American Road
Dearborn, MI 48126
Attention: Secretary
Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
Attention: Client Services
Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.
Section 27. Supplements and Amendments. Except as otherwise provided in this Section 27, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Plan in any respect without the approval of any holders of the Rights. At any time when the Rights are no longer redeemable, except as otherwise provided in this Section 27, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Plan without the approval of any holders of Rights, in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder, or (iv) change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided, however, that no such supplement or amendment
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may adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such amendment may cause the Rights again to become redeemable or cause this Plan again to become amendable other than in accordance with this sentence. Notwithstanding anything contained in this Plan to the contrary, no supplement or amendment shall be made which decreases the Redemption Price. Upon the delivery of a certificate from an appropriate officer of the Company which states that the supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall promptly execute such supplement or amendment, provided that any supplement or amendment does not adversely affect the rights, duties or obligations of the Rights Agent under this Plan. The Rights Agent hereby acknowledges that in all matters arising under this Plan, including any amendment hereto pursuant to this Section 27, time is of the essence.
Section 28. Successors. All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
Section 29. Benefits of this Plan. Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock and Class B Stock) any legal or equitable right, remedy or claim under this Plan; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock and Class B Stock).
Section 30. Process to Seek Exemption. Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person (together with its Affiliates and Associates) beneficially owning 4.99% or more of the then-outstanding Common Stock (or, in the case of an Existing Holder, additional shares of Common Stock representing .5% or more of the then-outstanding Common Stock) (a “Requesting Person”) may, prior to the Stock Acquisition Date and in accordance with this Section 30, request that the Board grant an exemption with respect to such acquisition under this Plan so that such acquisition would be deemed to be an “Exempt Transaction” for purposes of this Plan (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then beneficially owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.99% or more of the then outstanding Common Stock (or, in the case of an Existing Holder, additional shares of Common Stock representing .5% or more of the then-outstanding Common Stock) and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Board shall only grant an exemption in response to an Exemption Request if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person will not jeopardize or endanger the availability to the Company of the NOLs. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Company’s NOLs. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto. For the avoidance of doubt, any issuance of Common Stock by the Company pursuant to its option to make payments in Common Stock in lieu of cash to the VEBA, as provided in Section 1(t) hereof, shall be deemed an Exempt Transaction without reference to the requirements and process of this Section 30.
Section 31. Determinations and Actions by the Board of Directors. The Board shall have the exclusive power and authority to administer this Plan and to exercise the rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Plan, including, without limitation, the right and power to (i) interpret the provisions of this Plan and (ii) make all determinations deemed necessary or advisable for the administration of this Plan (including, without limitation, a determination to redeem or not redeem the Rights or to amend or not amend this Plan). All such actions, calculations, interpretations and
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determinations that are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties.
Section 32. Severability. If any term, provision, covenant or restriction of this Plan or applicable to this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Plan to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Plan would adversely affect the purpose or effect of this Plan, the right of redemption set forth in Section 23 hereof shall be reinstated (with prompt notice to the Rights Agent) and shall not expire until the close of business on the tenth Business Day following the date of such determination by the Board. Without limiting the foregoing, if any provision requiring a specific group of Directors of the Company to act is held by any court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the Board in accordance with applicable law and the Company’s Certificate of Incorporation and Bylaws.
Section 33. Governing Law. This Plan and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.
Section 34. Counterparts. This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Plan transmitted electronically shall have the same authority, effect and enforceability as an original signature.
Section 35. Descriptive Headings. Descriptive headings of the several sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
Section 36. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control, including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.
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IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed, all as of the day and year first above written.
FORD MOTOR COMPANY
By:
Name:
Title:
COMPUTERSHARE TRUST COMPANY, N.A.,
as Rights Agent
By:
Name:
Title:
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Exhibit A
FORM OF
CERTIFICATE OF DESIGNATIONS
of
SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
of
FORD MOTOR COMPANY
Pursuant to Section 151 of the General Corporation
Law of the State of Delaware
FORD MOTOR COMPANY, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:
That pursuant to the authority vested in the Board of Directors of the Corporation (the “Board of Directors”) in accordance with the provisions of the Restated Certificate of Incorporation of the said Corporation (the “Certificate of Incorporation”), the said Board of Directors on September 9, 2009 adopted the following resolution creating a series of 8,000,000 shares of Preferred Stock designated as “Series A Junior Participating Preferred Stock”:
RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of the Certificate of Incorporation, a series of Preferred Stock, par value $1.00 per share, of the Corporation be and hereby is created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:
Series A Junior Participating Preferred Stock
1. Designation and Amount. There shall be a series of Preferred Stock that shall be designated as “Series A Junior Participating Preferred Stock,” and the number of shares constituting such series shall be 8,000,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.
2. Dividends and Distribution.
(A) Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Corporation ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series A Junior Participating Preferred Stock in respect thereof, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the 1st day of March, June, September and December, in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of  (a) $10.00 or (b) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, and the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, par value $0.01 per share, of the Corporation (the “Common Stock”), or shares of Class B Stock, par value $0.01 per share, of the Corporation (the “Class B Stock”), or a subdivision of the outstanding shares of Common Stock or Class B Stock (by reclassification or otherwise), declared on the Common Stock or the Class B Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. The “Adjustment Number” shall initially be 1,000.
In the event the Corporation shall at any time after September 25, 2009 (i) declare and pay any dividend on Common Stock and Class B Stock payable in shares of Common Stock or Class B Stock, (ii) subdivide the
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outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock and Class B Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock and Class B Stock that were outstanding immediately prior to such event.
(B) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock and Class B Stock (other than a dividend payable in shares of Common Stock or Class B Stock).
(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date; in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.
3. Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:
(A) Each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on all matters submitted to a vote of the stockholders of the Corporation.
(B) Except as required by law, by Section 3(C) and by Section 10 hereof, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock and Class B Stock as set forth herein) for taking any corporate action.
(C) If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Junior Participating Preferred Stock are in default, the number of directors constituting the Board of Directors of the Corporation shall be increased by two. In addition to voting together with the holders of Common Stock and Class B Stock for the election of other directors of the Corporation, the holders of record of the Series A Junior Participating Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock and Class B Stock, shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series A Junior Participating Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series A Junior Participating Preferred Stock being entitled to cast a number of votes per share of Series A Junior Participating Preferred Stock as is specified in paragraph (A) of this Section 3. Each such additional director shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(C). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(C) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series A Junior Participating Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Junior Participating Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board
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of Directors shall be reduced by two. The voting rights granted by this Section 3(C) shall be in addition to any other voting rights granted to the holders of the Series A Junior Participating Preferred Stock in this Section 3.
4. Certain Restrictions.
(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:
(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;
(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or
(iii) purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series A Junior Participating Preferred Stock, or to such holders and holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.
5. Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.
6. Liquidation, Dissolution or Winding Up.
(A) Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount per share (the “Series A Liquidation Preference”) equal to the greater of  (i) $1.00 plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Common Stock and Class B Stock upon such liquidation, dissolution or winding up of the Corporation.
(B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Junior Participating Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Junior Participating Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.
(C) Neither the merger or consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.
7. Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock and Class B Stock are exchanged for or
I-40 Tax Benefit Preservation Plan	2025 Proxy Statement

changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock and Class B Stock is changed or exchanged.
8. No Redemption. Shares of Series A Junior Participating Preferred Stock shall not be subject to redemption by the Corporation.
9. Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Preferred Stock as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock and Class B Stock as to such matters.
10. Amendment. At any time that any shares of Series A Junior Participating Preferred Stock are outstanding, the Certificate of Incorporation of the Corporation shall not be amended, by merger, consolidation or otherwise, which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.
11. Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.
IN WITNESS WHEREOF, the undersigned has executed this Certificate this 11th day of September, 2009.
FORD MOTOR COMPANY
By:
Name:
Title:
Tax Benefit Preservation Plan	2025 Proxy Statement	I-41

Form of Right Certificate
Certificate No. R-
NOT EXERCISABLE AFTER ~~SEPTEMBER 11, 2012 SEPTEMBER 30, 2015 SEPTEMBER 30, 2018 SEPTEMBER 30, 2021~~ SEPTEMBER 30, 2024 OR SUCH EARLIER DATE AS PROVIDED BY THE PLAN OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.
RIGHT CERTIFICATE
FORD MOTOR COMPANY
This certifies that                 or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefit Preservation Plan, dated as of September 11, 2009, as the same may be amended from time to time (the “Plan”), between Ford Motor Company, a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Plan) and prior to 5:00 P.M., Eastern time, on ~~September 11, 2012 September 30, 2015 September 30, 2018 September 30, 2021~~ September 30, 2024 at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $1.00 per share (the “Preferred Stock”), of the Company at a purchase price of  $35.00 per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of [         , 20     ], based on the Preferred Stock as constituted at such date. As provided in the Plan, the Purchase Price, the number of one one-thousandths of a share of Preferred Stock (or other securities or property) which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.
This Right Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Plan are on file at the principal executive offices of the Company. The Company will mail to the holder of this Right Certificate a copy of the Plan without charge after receipt of a written request therefor.
This Right Certificate, with or without other Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Plan, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of  $0.001 per Right or (ii) may be exchanged in whole or in part for shares of the Company’s Common Stock, par value $0.01 per share, or shares of Preferred Stock.
No fractional shares of Common Stock or Preferred Stock will be issued upon the exercise or exchange of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-thousandths of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Plan.
I-42 Tax Benefit Preservation Plan	2025 Proxy Statement

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Plan.
This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.
WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of                  , 20  .
FORD MOTOR COMPANY
By:
Name:
Title:
ATTEST:
Name: Title: Countersigned:
COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent
By: Name: Title:
Tax Benefit Preservation Plan	2025 Proxy Statement	I-43

Form of Reverse Side of Right Certificate
FORM OF ASSIGNMENT
(To be executed by the registered holder if such
holder desires to transfer the Right Certificate)
FOR VALUE RECEIVED                   hereby sells, assigns and transfers unto

(Please print name and address of transferee)
            Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                 Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.
Dated:

Signature
Signature Guaranteed:
Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

(To be completed)
The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to an Acquiring Person or an Affiliate or Associate thereof  (as defined in the Plan).

Signature
TO FORD MOTOR COMPANY:
The undersigned hereby irrevocably elects to exercise                 Rights represented by this Right Certificate to purchase the shares of Preferred Stock (or other securities or property) issuable upon the exercise of such Rights and requests that certificates representing such shares of Preferred Stock (or such other securities) be issued in the name of:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:
Please insert social security
or other identifying number

(Please print name and address)
I-44 Tax Benefit Preservation Plan	2025 Proxy Statement

Form of Reverse Side of Right Certificate — continued
FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to exercise
Rights represented by Right Certificate)

Dated:

Signature
(Signature must conform to holder specified on Right Certificate)
Signature Guaranteed:
Signature must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

(To be completed)
The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to, an Acquiring Person or an Affiliate or Associate thereof  (as defined in the Plan).

Signature

                                                                                                         .
NOTICE
The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.
In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.
Tax Benefit Preservation Plan	2025 Proxy Statement	I-45

Exhibit C
UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.
SUMMARY OF RIGHTS TO PURCHASE
SHARES OF PREFERRED STOCK OF
FORD MOTOR COMPANY
On September 9, 2009, the Board of Directors of Ford Motor Company (the “Company”) declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of Common Stock, par value $0.01 per share (the “Common Stock”), and Class B Stock, par value $0.01 per share, of the Company (the “Class B Stock”). The dividend is payable on September 25, 2009 (the “Record Date”) to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $1.00 per share, of the Company (the “Preferred Stock”) at a price of  $35.00 per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in a Tax Benefit Preservation Plan, dated as of September 11, 2009, as the same may be amended from time to time (the “Plan”), between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”).
The Plan is intended to help protect the Company’s tax net operating loss carryforwards and have certain anti-takeover effects. The Rights may cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Board of Directors. Additionally, the Board of Directors may redeem the Rights, as discussed more fully below. The Plan is intended to act as a deterrent to any person or group from becoming or obtaining the right to become a “5-percent shareholder” (as such term is used in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder) or, in certain cases, increasing such person’s or group’s ownership of Common Stock beyond a specified threshold, without the approval of the Board of Directors.
Until the earlier to occur of  (i) 10 business days following a public announcement that a person or group of affiliated or associated persons (with certain exceptions, an “Acquiring Person”) has acquired beneficial ownership of 4.99% or more of the shares of Common Stock then outstanding or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) after the date of commencement of a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.99% or more of the then-outstanding shares of Common Stock (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Stock certificates or Class B Stock certificates (or book entry shares in respect of the Common Stock or Class B Stock) outstanding as of the Record Date, by such Common Stock certificate or Class B Stock certificate (or such book entry shares) together with this Summary of Rights.
The Plan provides that, until the Distribution Date (or earlier expiration of the Rights), the Rights will be transferred with and only with the Common Stock and the Class B Stock. Until the Distribution Date (or earlier expiration of the Rights), new Common Stock certificates and Class B Stock certificates (or book entry shares in respect of the Common Stock and Class B Stock) issued after the Record Date upon transfer or new issuances of Common Stock and Class B Stock, as applicable, will contain a notation incorporating the Plan by reference and, with respect to any uncertificated book entry shares issued after the Record Date, proper notice will be provided that incorporates the Plan by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock and Class B Stock (or book entry shares of Common Stock or Class B Stock) outstanding as of the Record Date, even without a notation incorporating the Plan by reference (or such notice, in the case of Book Entry shares), notice or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock or Class B Stock represented by such certificate or book entry shares, as the case may be. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to (or credited to the account of) holders of record of the Common Stock and Class B Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.
I-46 Tax Benefit Preservation Plan	2025 Proxy Statement

The Rights are not exercisable until the Distribution Date. The Rights will expire upon the earliest of the close of business on September 11, 2012 (unless that date is advanced or extended), the time at which the Rights are redeemed or exchanged under the Plan, the final adjournment of the Company’s 2010 annual meeting of stockholders if stockholder approval of the Plan has not been received prior to that time, the repeal of Section 382 of the Code or any successor statute if the Board determines that the Plan is no longer necessary for the preservation of the Company’s tax benefits, or the beginning of a taxable year of the Company to which the Board determines that no tax benefits may be carried forward.
The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).
The Rights are also subject to adjustment in the event of a stock dividend on the Common Stock and Class B Stock payable in shares of Common Stock or Class B Stock, or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.
Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of  (a) $10.00 per share, and (b) an amount equal to 1,000 times the dividend declared per share of Common Stock and Class B Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of the greater of (a) $1.00 per share (plus any accrued but unpaid dividends), and (b) an amount equal to 1,000 times the payment made per share of Common Stock and Class B Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock and Class B Stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock and Class B Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock and Class B Stock. These rights are protected by customary anti-dilution provisions.
Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.
In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Common Stock having a market value of two times the Purchase Price.
At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the voting power of the outstanding shares of Common Stock and Class B Stock, the Board of Directors may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company’s preferred stock having similar rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).
With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Common Stock or Preferred Stock will be issued (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day prior to the date of exercise.
At any time prior to the time an Acquiring Person becomes such, the Board of Directors may redeem the Rights in whole, but not in part, at a price of  $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of adoption of the Plan (the “Redemption Price”). The
Tax Benefit Preservation Plan	2025 Proxy Statement	I-47

redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Plan in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Plan in any manner that does not adversely affect the interests of holders of the Rights.
Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.
A copy of the Plan has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated September 11, 2009. A copy of the Plan is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Plan, as the same may be amended from time to time, which is hereby incorporated herein by reference.
I-48 Tax Benefit Preservation Plan	2025 Proxy Statement

Appendix II. Cautionary Note on Forward-Looking Statements
Statements included or incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation:
▪
Ford’s long-term success depends on delivering the Ford+ plan, including improving cost and competitiveness;

▪
Ford’s vehicles could be affected by defects that result in recall campaigns, increased warranty costs, or delays in new model launches, and the time it takes to improve the quality of our vehicles and services and reduce the costs associated therewith could continue to have an adverse effect on our business;

▪
Ford is highly dependent on its suppliers to deliver components in accordance with Ford’s production schedule and specifications, and a shortage of or inability to timely acquire key components or raw materials can disrupt Ford’s production of vehicles;

▪
Ford’s production, as well as Ford’s suppliers’ production, and/or the ability to deliver products to consumers could be disrupted by labor issues, public health issues, natural or man-made disasters, adverse effects of climate change, financial distress, production difficulties, capacity limitations, or other factors;

▪
Ford may not realize the anticipated benefits of existing or pending strategic alliances, joint ventures, acquisitions, divestitures, or business strategies or the benefits may take longer than expected to materialize;

▪
Ford may not realize the anticipated benefits of restructuring actions and such actions may cause Ford to incur significant charges, disrupt our operations, or harm our reputation;

▪
Failure to develop and deploy secure digital services that appeal to customers and grow our subscription rates could have a negative impact on Ford’s business;

▪
Ford’s ability to maintain a competitive cost structure could be affected by labor or other constraints;

▪
Ford’s ability to attract, develop, grow, support, and reward talent is critical to its success and competitiveness;

▪
Operational information systems, security systems, vehicles, and services could be affected by cybersecurity incidents, ransomware attacks, and other disruptions and impact Ford, Ford Credit, their suppliers, and dealers;

▪
To facilitate access to the raw materials and other components necessary for the production of electric vehicles, Ford has entered into and may, in the future, enter into multi-year commitments to raw material and other suppliers that subject Ford to risks associated with lower future demand for such items as well as costs that fluctuate and are difficult to accurately forecast;

▪
With a global footprint and supply chain, Ford’s results and operations could be adversely affected by economic or geopolitical developments, including protectionist trade policies such as tariffs, or other events;

▪
Ford’s new and existing products and digital, software, and physical services are subject to market acceptance and face significant competition from existing and new entrants in the automotive and digital and software services industries, and Ford’s reputation may be harmed based on positions it takes or if it is unable to achieve the initiatives it has announced;

▪
Ford may face increased price competition for its products and services, including pricing pressure resulting from industry excess capacity, currency fluctuations, competitive actions, or economic or other factors, particularly for electric vehicles;

▪
Inflationary pressure and fluctuations in commodity and energy prices, foreign currency exchange rates, interest rates, and market value of Ford or Ford Credit’s investments, including marketable securities, can have a significant effect on results;

▪
Ford’s results are dependent on sales of larger, more profitable vehicles, particularly in the United States;

▪
Industry sales volume can be volatile and could decline if there is a financial crisis, recession, public health emergency, or significant geopolitical event;

Cautionary Note on Forward-Looking Statements	2025 Proxy Statement	II-1

▪
The impact of government incentives on Ford’s business could be significant, and Ford’s receipt of government incentives could be subject to reduction, termination, or clawback;

▪
Ford and Ford Credit’s access to debt, securitization, or derivative markets around the world at competitive rates or in sufficient amounts could be affected by credit rating downgrades, market volatility, market disruption, regulatory requirements, asset portfolios, or other factors;

▪
Ford Credit could experience higher-than-expected credit losses, lower-than-anticipated residual values, or higher-than-expected return volumes for leased vehicles;

▪
Economic and demographic experience for pension and other postretirement employee benefit plans (e.g., discount rates or investment returns) could be worse than Ford has assumed;

▪
Pension and other postretirement liabilities could adversely affect Ford’s liquidity and financial condition;

▪
Ford and Ford Credit could experience unusual or significant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, services, perceived environmental impacts, or otherwise;

▪
Ford may need to substantially modify its product plans and facilities to comply with safety, emissions, fuel economy, autonomous driving technology, environmental, and other regulations;

▪
Ford and Ford Credit could be affected by the continued development of more stringent privacy, data use, data protection, data access, and artificial intelligence laws and regulations as well as consumers’ heightened expectations to safeguard their personal information; and

▪
Ford Credit could be subject to new or increased credit regulations, consumer protection regulations, or other regulations.

We cannot be certain that any expectation, forecast, or assumption made in preparing forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional discussion, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.
Web links throughout this document are provided for convenience only and are not intended to be active hyperlinks to the referenced websites. Information contained on our website is not incorporated by reference into this proxy statement for any purpose.
II-2 Cautionary Note on Forward-Looking Statements	2025 Proxy Statement

Appendix III. Non-GAAP Financial Measures
Ford uses both generally accepted accounting principles (“GAAP”) and Non-GAAP financial measures for operational and financial decision making, and to assess overall company and segment business performance. Management believes certain Non-GAAP financial measures can aid investors in better understanding Ford’s financial results.
These Non-GAAP measures may not be the same as similarly titled measures used by other companies due to possible differences in method and in items or events being adjusted. These Non-GAAP measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. See Ford’s Annual Report on Form 10-K for the year ended December 31, 2024, and subsequent filings with the SEC, for additional information about the Non-GAAP measures presented herein.
The following tables show our Non-GAAP financial measure reconciliations.
Net Income/(Loss) Reconciliation to Adjusted EBIT ($M)
	2022	2023	2024
Net income/(loss) attributable to Ford (GAAP)	$(1,981)	$4,347	$5,879
Income/(Loss) attributable to noncontrolling interests	(171)	(18)	15
Net income/(loss)	$(2,152)	$4,329	$5,894
Less: (Provision for)/Benefit from income taxes a	864	362	(1,339)
Income/(Loss) before income taxes	$(3,016)	$3,967	$7,233
Less: Special items pre-tax	(12,172)	(5,147)	(1,860)
Income/(Loss) before special items pre-tax	$9,156	$9,114	$9,093
Less: Interest on debt	(1,259)	(1,302)	(1,115)
Adjusted EBIT (Non-GAAP)	$10,415	$10,416	$10,208
Memo:
Revenue ($B)	$158.1	$176.2	$185.0
Net income/(loss) margin (%)	(1.3)%	2.5%	3.2%
Adjusted EBIT margin (%)	6.6%	5.9%	5.5%

a
2022 reflects the tax consequences of unrealized losses on marketable securities and favorable changes in our valuation allowances; 2023 reflects benefits from U.S. research tax credits and legal entity restructuring within our leasing operations and China.

Net Cash Provided by/(Used in) Operating Activities Reconciliation to Company Adjusted Free Cash Flow ($M)
	2022	2023	2024
Net cash provided by/(used in) operating activities (GAAP)	$6,853	$14,918	$15,423
Less: Items not included in Company Adjusted Free Cash Flows
Ford Credit operating cash flows	$(5,416)	$1,180	$3,600
Funded pension contributions	(567)	(592)	(1,073)
Restructuring (including separations) a	(835)	(1,025)	(799)
Ford Credit tax payments/(refunds) under tax sharing agreement	147	169	(15)
Other, net	(58)	240	(877)
Add: Items included in Company Adjusted Free Cash Flows
Company excluding Ford Credit capital spending	$(6,511)	$(8,152)	$(8,590)
Ford Credit distributions	2,100	—	500
Settlement of derivatives	(90)	7	175
Company adjusted free cash flow (Non-GAAP)	$9,081	$6,801	$6,672

a
Restructuring excludes cash flows reported in investing activities.

Non-GAAP Financial Measures	2025 Proxy Statement	III-1

Ford Motor Company
One American Road
Dearborn, MI 48126

www.corporate.ford.com

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FORD MOTOR COMPANY ATTN: SHAREHOLDER RELATIONS P.O. BOX 6248 DEARBORN, MI 48126 SCAN TO VIEW MATERIALS & VOTE     VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/FORD2025 You may participate in the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. There will be no physical location at which shareholders may attend the Meeting. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. EDT the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V68840-P28516 FORD MOTOR COMPANYATTN: SHAREHOLDER RELATIONSP.O. BOX 6248DEARBORN, MI 48126FORD MOTOR COMPANY The Board of Directors recommends a vote FOR the listednominees, and FOR Proposals 2, 3, and 4.ForAgainstAbstain1.Election of Directors.1a.Kimberly A. Casiano!!!1b.Adriana Cisneros!!!1c.Alexandra Ford English!!!1d.James D. Farley, Jr.!!!1e.Henry Ford III!!!1f.William Clay Ford, Jr.!!!1g.William W. Helman IV!!!1h.Jon M. Huntsman, Jr.!!!1i.William E. Kennard!!!1j.John C. May!!!1k.Beth E. Mooney!!!1l.Lynn Vojvodich Radakovich!!!1m.John L. Thornton!!!SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/FORD2025You may participate in the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.There will be no physical location at which shareholders may attend the Meeting.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. EDT the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have providedor return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.V68840-P28516ForAgainstAbstain1n.John B. Veihmeyer!!!1o.John S. Weinberg!!!2.Ratification of Independent Registered Public Accounting!!!Firm.3.An Advisory Vote to Approve the Compensation of!!!the Named Executives.4.Approval of the Tax Benefit Preservation Plan.!!!The Board of Directors recommends a vote AGAINSTForAgainstAbstainProposals 5 and 6.5.A shareholder proposal relating to a Report on Supply !!!Chain GHG Emissions and Net Zero Goals.6.A shareholder proposal relating to a Report on DEI!!!Strategy.NOTE: We also will transact such other business as mayproperly come before the meeting or any adjournment orpostponement thereof. NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. If a corporation or partnership, please sign in fullcorporate or partnership name by authorized officer. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provideyour FULL title. NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual MeetingTo Be Held On May 8, 2025:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V68841-P28516Proxy — Ford Motor Company Proxy Solicited by Board of Directors for Virtual Annual Meeting of Shareholders – May 8, 2025The undersigned hereby appoints Sherry House and Steven P. Croley, or either of them, proxies ("Proxies") each with the power of substitution, to represent and vote the shares of common stock which the undersigned is entitled to vote on all matters, unless the contrary intent is indicated on the reverse side hereof, with all powers which the undersigned would possess if personally present at the Ford Motor Company Virtual Annual Meeting of Shareholders to be held online at 8:30 a.m. Eastern Daylight Saving Time on May 8, 2025 or at any postponement or adjournment thereof. The undersigned hereby revokes any proxies heretofore given.The Proxies shall vote the shares represented by this Proxy in the manner indicated on the reverse side hereof when properly executed. Unless a contrary direction is indicated on the reverse side hereof, the Proxies shall vote the shares (a) "FOR" the election as directors of all the nominees named in the Proxy Statement and listed on the reverse side hereof or any person selected by the Board of Directors in substitution of any of the nominees (Proposal 1), (b) "FOR" Proposals 2, 3 and 4, each of which is set forth in the Proxy Statement, and (c) "AGAINST" Proposals 5 and 6, each of which is set forth in the Proxy Statement.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.If you are a Company employee or retiree participating in either of the Company’s Savings and Stock Investment Plan for Salaried Employees or Tax-Efficient Savings Plan for Hourly Employees, then you may be receiving this material because of shares held for you in those plans. In that case, you may use a proxy card to instruct the plan trustee how to vote those shares. The trustee will vote the shares in accordance with your instructions and the terms of the plan. If you hold shares in any of these plans, the trustee will vote the shares held for you even if you do not direct the trustee how to vote. In these cases, the trustee will vote any shares for which the trustee does not receive instructions in the same proportion as the trustee votes the shares for which the trustee does receive instructions, unless otherwise required by ERISA as determined by the investment manager. To allow sufficient time for voting by trustees and/or administrators of the plans, your voting instructions must be received by 11:59 p.m. Eastern Daylight Saving Time on May 5, 2025.(Continued and to be voted on reverse side.)